PINNACLE
                             VARIABLE UNIVERSAL LIFE

Columbus Life Insurance Company                                      Prospectus
Separate Account 1                                            February 12, 2001

This Prospectus describes the Pinnacle Variable Universal Life Insurance Policy (Policy) and the investment options available to Policy owners. It contains information you should know before purchasing a Policy and selecting your investment options. Please read this Prospectus carefully and keep it for future reference.

The Policy is issued by Columbus Life Insurance Company (Columbus Life). The Policy is an investment alternative that offers you:

     o    Life insurance protection

     o    Flexible premium payments

     o    Flexible benefits

     o    Optional coverages and riders

     o    Tax-deferred earnings

     o    Access to your funds through withdrawals and loans

     o    33 investment options

You tell us how to invest your premium payments among the investment options. Your investment options include the following Sub-Accounts of Separate Account 1:

Deutsche Asset Management VIT Funds
-----------------------------------
Deutsche VIT EAFE(R) Equity Index Fund
Deutsche VIT Equity 500 Index Fund
Deutsche VIT Small Cap Index Fund

Fidelity(R) Variable Insurance Products Funds
---------------------------------------------
VIP Equity-Income Portfolio - Service Class 2
VIP Contrafund(R)Portfolio - Service Class 2
VIP Growth & Income Portfolio - Service Class 2
VIP Growth Portfolio - Service Class 2
VIP Asset Manager(SM) Portfolio - Service Class 2
VIP Balanced Portfolio - Service Class 2
VIP Mid Cap Portfolio - Service Class 2
VIP Money Market Portfolio - Initial Class

Janus Aspen Series
------------------
Janus Aspen Aggressive Growth Portfolio - Service Class
Janus Aspen Capital Appreciation Portfolio - Service Class
Janus Aspen Worldwide Growth Portfolio - Service Class

The Legends Fund, Inc.
----------------------
Harris Bretall Sullivan & Smith Equity Growth Portfolio
Third Avenue Value Portfolio
Gabelli Large Cap Value Portfolio
Baron Small Cap Portfolio

MFS(R) Variable Insurance Trust(SM)
-----------------------------------
MFS(R) Capital Opportunities Series - Service Class
MFS(R) Emerging Growth Series - Service Class
MFS(R) Mid Cap Growth Series - Service Class
MFS(R) New Discovery Series - Service Class

Oppenheimer Variable Account Funds
----------------------------------
Oppenheimer Aggressive Growth Fund/VA - Service Class
Oppenheimer Strategic Bond Fund/VA - Service Class

Oppenheimer's Panorama Series Fund, Inc.
----------------------------------------
Oppenheimer International Growth Fund/VA - Service Class

Touchstone Variable Series Trust
--------------------------------
Touchstone Small Cap Value Fund
Touchstone Emerging Growth Fund
Touchstone High Yield Fund
Touchstone Value Plus Fund
Touchstone Enhanced 30 Fund
Touchstone Bond Fund
Touchstone Standby Income Fund

The Fixed Account is an additional investment option. It is a fixed-rate option backed by the general assets of Columbus Life.

The description of the Policy in this Prospectus is subject to the specific terms of your Policy as it contains specific contractual provisions and conditions. If the terms in your Policy differ from the description of the Policy in the Prospectus, you should rely on the terms in your Policy.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains certain other material that is legally part of the registration statement for Columbus Life Insurance Company Separate Account 1 (Separate Account 1) and other information about Separate Account 1. You can also view these documents at the Public Reference Room of the Securities and Exchange Commission or obtain copies, for a fee, by writing to the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549, or by e-mailing a request to: publicinfo@sec.gov. You can also call the Securities and Exchange Commission at 800.SEC.0330.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Policies or determined if the Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This Policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the Policy. The Policy is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other agency.

Each Sub-Account invests in a corresponding Fund that may have a name and/or investment objective that is very similar to the name and/or investment objective of a publicly available mutual fund managed by the same advisor and sub-advisor. The Funds in which the Sub-Accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from the differences in various factors that affect the operation of a Fund, such as implementation of the Fund's investment policies, Fund expenses and size of the Fund. In addition, your investment return from your Policy will be less than the investment return of a shareholder in the publicly available mutual funds because you will pay additional charges related to your Policy, such as premium expense charges, state tax charges and mortality and expense risk charges.

Investments in variable life insurance policies involve investment risk, including possible loss of principal.

Benefits described in this Prospectus may not be available in every jurisdiction. Please refer to your Policy and contact your insurance agent/financial representative for specific benefit information.

No one is authorized to give any information or make any representation other than those contained in the Policy (including any attached riders or endorsements), this Prospectus or our approved sales literature. You should rely only on the information contained in the Policy (including any attached riders or endorsements), this Prospectus or our approved sales literature.

                                TABLE OF CONTENTS

POLICY AT A GLANCE.............................................................4
SUMMARY........................................................................7
PURCHASING YOUR POLICY........................................................12
PREMIUM PAYMENTS..............................................................14
ALLOCATION OF NET PREMIUMS....................................................17
TRANSFERRING YOUR MONEY.......................................................20
BORROWING YOUR MONEY..........................................................22
WITHDRAWING YOUR MONEY........................................................24
DEATH BENEFITS................................................................26
PAYMENT OF POLICY PROCEEDS....................................................30
CHARGES.......................................................................34
CONTINUATION OF YOUR POLICY...................................................41
RIDERS........................................................................44
OTHER INFORMATION ABOUT YOUR POLICY...........................................51
INFORMATION ABOUT THE INVESTMENT OPTIONS......................................56
VALUATION OF YOUR INVESTMENT..................................................68
PERFORMANCE INFORMATION.......................................................70
VOTING RIGHTS.................................................................71
COLUMBUS LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT 1........................72
SERVICE PROVIDERS.............................................................76
TAX MATTERS...................................................................78
OTHER GENERAL INFORMATION.....................................................87
SUPPLEMENT A - POLICY ILLUSTRATION...........................................A-1
SUPPLEMENT B - TABLE OF APPLICABLE DEATH BENEFIT FACTORS.....................B-1
SUPPLEMENT C - TABLE OF COST OF INSURANCE CHARGES............................C-1
SUPPLEMENT D - TABLE OF SURRENDER TARGET AMOUNTS.............................D-1
SUPPLEMENT E - CALCULATION OF SURRENDER CHARGES..............................E-1
SUPPLEMENT F - CONTINUATION PROVISIONS.......................................F-1
SUPPLEMENT G - VALUATION PROCEDURES..........................................G-1
SEPARATE ACCOUNT 1 ANNUAL FINANCIAL STATEMENTS.................................1
COLUMBUS LIFE ANNUAL FINANCIAL STATEMENTS......................................1
UNAUDITED INTERIM FINANCIAL STATEMENTS - SEPARATE ACCOUNT 1....................1
UNAUDITED INTERIM FINANCIAL STATEMENTS - COLUMBUS LIFE.........................1
GLOSSARY

                               POLICY AT A GLANCE

The following is a snapshot of the Policy. Please refer to the Policy and the remainder of the Prospectus for further details and other information. Policy provisions may vary slightly from state to state according to state laws. See Supplement A for illustrations of how various aspects of the Policy and investment performance can affect your Policy.

PREMIUM PAYMENTS AND WITHDRAWALS
--------------------------------
Minimum Amounts
   Premiums Depends on the Insured's issue age, gender and underwriting class, the Specified Amount of insurance coverage and the addition of any riders

   Target Premium             Depends on the Insured's issue age, gender and
                              underwriting class, the initial Specified Amount of insurance coverage, the amount and timing of any increases in the Specified Amount of insurance coverage and the addition of any riders

   Withdrawals                $500

INSURANCE BENEFITS
------------------
Death Benefit
   Option 1 Greater of (1) Specified Amount, less Indebtedness or (2) the applicable multiple of your Account Value, less Indebtedness

   Option 2 Greater of (1) Specified Amount plus Account Value, less Indebtedness or (2) the applicable multiple of your Account Value, less Indebtedness

Minimum Issue Limit           $100,000

Minimum Increase or
Decrease in Coverage          $25,000, subject to Minimum Issue Limit
                              restrictions

Riders
   Included Rider*            Accelerated Death Benefit Plus
                              Accelerated Death Benefit
                              Extended Maturity Benefit**
   Optional Riders***         Additional Life
                              Accidental Death
                              Insured Insurability
                              Disability Credit
                              Children's Term
                              Other Insured
                              Extended Maturity Benefit Plus
                              Extended No-Lapse Guarantee

TRANSFERS
---------
Number of Free Transfers      12 times between Sub-Accounts per Policy Year or
                              to the Fixed Account per Policy Year; and 1 time from the Fixed Account per Policy Year (25% limitation in the first 4 years) (restrictions do not apply to transfers made under the Dollar Cost
                              Averaging Program)

Minimum Amount of Transfer    $250 or the total amount in the Sub-Accounts,
                              whichever is less

LOANS
-----
Loan Amount
   Minimum                    None
   Maximum                    90% of the Cash Surrender Value, less any
                              Indebtedness and less the next 2 Monthly
                              Deductions and Monthly Expense Charges

Interest Rate                 4.00% (maximum of 4.00%)

* Where permitted by state law.
** Where the Insured is between the ages of 0 and 65 when the Policy is issued. *** Issue restrictions may apply. See the Riders section of this Prospectus.

POLICY CHARGES AND DEDUCTIONS
-----------------------------
Percent of Premium Charges
   Premium Expense Charges
      Up to Target Premium              6.50% of premium payments up to Target
                                        Premium (maximum of 7.50%) for a
                                        Coverage Layer in a Coverage Year for
                                        first 12 Coverage Years; 2.50% of
                                        premium payments up to Target Premium
                                        (maximum of 3.50%) for a Coverage Layer
                                        in a Coverage Year after the first 12
                                        Coverage Years
      In Excess of Target               3.25% of premium payments in excess of
        Premium                         Target Premium (maximum of 4.25%) for a
                                        Coverage Layer in a Coverage Year for
                                        first 12 Coverage Years; 1.75% of
                                        premium payments up to Target Premium
                                        (maximum of 2.75%) for a Coverage Layer
                                        in a Coverage Year after the first 12
                                        Coverage Years
   State Tax Charges                    Varies by state of residence (range of
                                        estimated rates - 1.62% to 3.50%)
Monthly Deductions from Account Value
   Cost of Insurance Charges            Depends on the Insured's issue age,
                                        gender and underwriting class, your
                                        Account Value, Indebtedness, selected
                                        death benefit option and Specified
                                        Amount, the length of time your Policy
                                        or any increase in Specified Amount has
                                        been in effect and the division of your
                                        Specified Amount between Base Specified
                                        Amount and Additional Life Rider
                                        Specified Amount (See Supplement C for
                                        guaranteed maximum charges)
   Monthly Expense Charges
      Per Policy Charge                 $7.50 (maximum of $9.00)
      Per $1,000 Charge                 Depends on the Base Specified Amount,
                                        and the Insured's age and underwriting
                                        class at time of issue or any increase
                                        of Base Specified Amount, and the
                                        Insured's gender (maximum of $0.42 per
                                        $1,000 of Base Specified Amount)
      Mortality and Expense             0.70% effective annual rate (maximum of
        Risk Charge                     0.90%) of Account Value less the value
                                        of the Loan Account during the first 12
                                        policy years; a graduated reduction in
                                        the effective annual rate ranging from
                                        0.70% to 0.10% (maximum range of 0.90%
                                        to 0.30%) depending on Account Value
                                        less the value of the Loan Account after
                                        the first 12 policy years
Rider Charges (See the Riders section of this Prospectus for restrictions on rider availability)
   Accelerated Death Benefit            No charge until advance of funds (the
   Plus                                 Company may charge a transaction fee of
                                        up to $150 process the advance and
                                        interest is charged on the advance)
   Accelerated Death Benefit            No charge until advance of funds (the
                                        Company may charge a transaction fee of
                                        up to $150 process the advance and
                                        interest is charged on the advance)
   Extended Maturity Benefit            No charge
   Additional Life                      Changes the cost of insurance charge
                                        rates and alters the per $1,000 charge
                                        and the surrender charge for the
                                        Additional Life Rider Specified Amount
   Accidental Death                     Depends on the Insured's Attained Age
                                        and selected Accidental Death Benefit
                                        Amount
   Insured Insurability                 Depends on the Insured's Attained Age
                                        and selected Insured Insurability Option
                                        Amount
   Disability Credit                    Depends on the Insured's Attained Age
                                        and selected Credit Amount
   Children's Term                      Depends on selected Children's Term
                                        Benefit Amounts
   Other Insured                        Depends on each Other Insured's Attained
                                        Age, gender and underwriting class and
                                        selected Other Insured Benefit Amounts
   Extended Maturity Benefit            Depends on the Insured's age when the
     Plus                               rider is issued

   Extended No-Lapse                    $0.01 per $1,000 of Specified Amount and
     Guarantee                          Other Insured Benefits Amount starting
                                        in Policy Year 6
Transaction Charges
   Transfer Charges                     $0 for first 12 transfers among
                                        Sub-Accounts or to the Fixed Account
                                        each Policy Year; $10 for each
                                        additional transfer in a Policy Year;
                                        deducted from Account Value at time of
                                        transfer
   Surrender Charges                    Applies during the first 12 years since
                                        your Policy Date or since the date of
                                        any increase in Base Specified Amount,
                                        if you surrender your Policy, or if it
                                        terminates at the end of a Grace Period
                                        because no continuation provision
                                        applies and we did not receive
                                        sufficient premium to keep it in effect.
                                        The surrender charge depends on the
                                        length of time from the Policy Date and
                                        the date of any increase in Base
                                        Specified Amount, the Insured's gender,
                                        issue age and underwriting class on the
                                        Policy Date and on the date of any
                                        increase in Base Specified Amount, and
                                        your Base Specified Amount (maximum of
                                        90% of the surrender target amounts for
                                        your Policy) (See Supplements D & E)
   Withdrawal Fees                      $50 withdrawal fee for your second and
                                        each additional withdrawal in a Policy
                                        Year.

FUND EXPENSES(1)                                                             After Expense Reimbursement(3)       Before Expense
----------------                                                                                                 Reimbursement(3)
                                                                      Advisor      Other       12b-1      Total        Total
                                                                       Fees       Expenses    Fees(2)    Expenses    Expenses
                                                                       ----       --------    -------    --------    --------
Deutsche Asset Management VIT Funds
   Deutsche VIT EAFE(R)Equity Index Fund                               0.45%        0.20%       ----       0.65%       1.15%
   Deutsche VIT Equity 500 Index Fund                                  0.20%        0.10%       ----       0.30%       0.43%
   Deutsche VIT Small Cap Index Fund                                   0.35%        0.10%       ----       0.45%       1.18%
Fidelity(R) Variable Insurance Products Funds
   VIP Equity-Income Portfolio - Service Class 2                       0.48%        0.10%       0.25%      0.83%       0.83%
   VIP Contrafund(R)Portfolio - Service Class 2                        0.58%        0.12%       0.25%      0.95%       0.95%
   VIP Growth & Income Portfolio - Service Class 2                     0.48%        0.13%       0.25%      0.86%       0.86%
   VIP Growth Portfolio - Service Class 2                              0.58%        0.10%       0.25%      0.93%       0.93%
   VIP Asset Manager(SM) Portfolio - Service Class 2                   0.53%        0.11%       0.25%      0.89%       0.89%
   VIP Balanced Portfolio - Service Class 2                            0.43%        0.16%       0.25%      0.84%       0.84%
   VIP Mid Cap Portfolio - Service Class 2                             0.57%        0.43%       0.25%      1.25%       1.25%
   VIP Money Market Portfolio - Initial Class                          0.18%        0.09%       ----       0.27%       0.27%
Janus Aspen Series
   Janus Aspen Aggressive Growth Portfolio - Service Class             0.65%        0.02%       0.25%      0.92%       0.92%
   Janus Aspen Capital Appreciation Portfolio - Service Class          0.65%        0.04%       0.25%      0.94%       0.94%
   Janus Aspen Worldwide Growth Portfolio - Service Class              0.65%        0.05%       0.25%      0.95%       0.95%
The Legends Fund, Inc.
   Harris Bretall Sullivan & Smith Equity Growth Portfolio             0.65%        0.36%       ----       1.01%       1.01%
   Third Avenue Value Portfolio                                        0.65%        0.43%       ----       1.08%       1.08%
   Gabelli Large Cap Value Portfolio                                   0.90%        0.50%       ----       1.40%       1.40%
   Baron Small Cap Portfolio                                           1.05%        0.50%       ----       1.55%       2.25%
MFS(R) Variable Insurance TrustSM
   MFS(R) Capital Opportunities Series - Service Class                 0.75%        0.16%       0.20%      1.11%       1.22%
   MFS(R) Emerging Growth Series - Service Class                       0.75%        0.09%       0.20%      1.04%       1.04%
   MFS(R) Mid Cap Growth Series - Service Class                        0.75%        0.15%       0.20%      1.10%       1.41%
   MFS(R) New Discovery Series - Service Class                         0.90%        0.17%       0.20%      1.27%       2.69%
Oppenheimer Variable Account Funds
   Oppenheimer Aggressive Growth Fund/VA - Service Class               0.66%        0.01%       0.15%      0.82%       0.82%
   Oppenheimer Strategic Bond Fund/VA - Service Class                  0.74%        0.04%       0.15%      0.92%       0.92%
Oppenheimer's Panorama Series Fund, Inc.
   Oppenheimer International Growth Fund/VA - Service Class            1.00%        0.08%       0.15%      1.23%       1.23%
Touchstone Variable Series Trust
   Touchstone Small Cap Value Fund                                     0.80%        0.20%       ----       1.00%       2.03%
   Touchstone Emerging Growth Fund                                     0.80%        0.35%       ----       1.15%       1.42%
   Touchstone High Yield Fund                                          0.60%        0.20%       ----       0.80%       1.53%
   Touchstone Value Plus Fund                                          0.75%        0.40%       ----       1.15%       2.37%
   Touchstone Enhanced 30 Fund                                         0.65%        0.10%       ----       0.75%       1.77%
   Touchstone Bond Fund                                                0.55%        0.20%       ----       0.75%       1.07%
   Touchstone Standby Income Fund                                      0.25%        0.25%       ----       0.50%       0.87%

(1) Fund expense shown are actual expenses incurred, before and after expense reimbursements, for the 12-month period ended December 31, 1999, or in the case of The Legends Fund, Inc., for the period ended June 30, 2000, except in the case of the following Funds that commenced operations after January 1, 1999: All of the Janus Aspen, MFS, Oppenheimer and Fidelity Funds (except for Fidelity's VIP Money Market Portfolio), and the Touchstone Small Cap Value, Touchstone High Yield and Touchstone Enhanced 30 Funds. Fund expenses shown for these Funds are estimated as discussed in that Fund's prospectus provided to you with this Prospectus.

(2) Certain of the Funds have entered into distribution and service plan agreements in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which the Funds may pay their distributors a fee as a percentage of average daily net assets of the Funds. These plans are described in greater detail in the Fund prospectuses provided with this Prospectus. The amount of 12b-1 fees may change from time to time in accordance with the plans.

(3) The Funds or their Advisors may have entered into fee waiver and/or expense reimbursement arrangements that limit the total expenses a Fund incurs. The Fund prospectuses provided with this Prospectus describe these arrangements in greater detail. Such arrangements may change form year to year. Without fee waiver or expense reimbursement limits, the Funds would have incurred the expenses set forth in the "Before Expense Reimbursement" column.

                                     SUMMARY

This summary answers some basic questions about the Policy. Because this is a summary, please read the Policy and the remainder of the Prospectus for more details and other information. If the terms of your Policy differ from the description of the Policy in this Prospectus, you should rely on the terms of your Policy.

What Kind of Life Insurance is the Policy?

The Policy is a flexible premium, variable universal life insurance policy. The Policy is called "flexible premium" because you can change the amount and frequency of your premium payments, within certain limits. The Policy is called "variable" life insurance because your Cash Surrender Value and your Death Benefit can vary because your Account Value will vary.

Can I Obtain Personalized Illustrations Demonstrating How the Policy Might Work?

Yes, we will furnish, upon request and free of charge, a personalized illustration reflecting the proposed Insured's issue age, gender and underwriting class. We may charge a reasonable fee for additional illustrations.

How Do I Purchase a Policy?

You can apply for a Policy by contacting your insurance agent/financial representative. We will not issue a Policy that insures a person who does not meet our underwriting standards. We will also not issue a Policy that insures a person who will be over 85 years of age on the date the Policy is issued. Insurance coverage under your Policy begins on the effective date of your Policy.

How Much Life Insurance Can I Purchase?

The minimum amount of life insurance you must purchase is $100,000. We call this minimum amount of insurance the "Minimum Issue Limit." We call the amount of insurance that you request the "Specified Amount."

You may apply for an increase in your Specified Amount at any time. We will approve a requested increase if the Insured meets our underwriting standards for the requested increase.

You can request a decrease in your Specified Amount at any time after the first Policy Year. We must approve each request. Generally, the minimum amount of an increase or decrease we will approve is $25,000.You cannot decrease your Base Specified Amount below the Minimum Issue Limit.

What Insurance Protection Does the Policy Offer?

The Policy provides life insurance on the Insured. We will pay the Beneficiary the Death Proceeds when the Insured dies. The Death Proceeds include the Death Benefit under the Policy plus any insurance provided by riders to the Policy.

The Death Benefit will never be lower than your Specified Amount less any Indebtedness. Depending on the Insured's age and your Account Value, the Death Benefit could be higher than your Specified Amount. The amount of the Death Benefit also depends on the death benefit option you selected. We offer 2 death benefit options--Option 1 and Option 2.

Option 1 emphasizes the potential growth of your Account Value. If you select Option 1, any increase in your Account Value will decrease the risk to us relative to the death benefit we must pay when the Insured dies and will decrease your cost of insurance.

Option 2 emphasizes the potential growth of your Death Benefit. If you select Option 2, any increase in your Account Value will increase the amount of your Death Benefit. Your cost of insurance will be higher under Option 2.

How Much are the Premium Payments?

When you purchase your Policy, you tell us how much you plan to pay and how often you plan to pay. This is called your Planned Premium. The amount and frequency of your Planned Premium is shown on your Policy Schedule. Generally, you would continue to make Planned Premium payments until the Insured reaches 100 years of age or dies.

You are not required to make premium payments in set amounts or on a set schedule. You may skip a Planned Premium payment and you may change the amount and frequency of your Planned Premium. You must use this flexibility responsibly to ensure that your insurance coverage continues. You may need to increase your Planned Premium or make additional premium payments to keep your Policy in force.

What Charges Will I Pay Under the Policy?

We assess charges to support the operation of your Policy and Separate Account 1, such as the premium expense charge, the state tax charge, the Monthly Deduction and the Monthly Expense Charge. In addition, we assess administrative fees for processing withdrawals and certain transfers among the Sub-Accounts. We also assess surrender charges if you surrender your Policy within the first 12 years of the Policy or within 12 years following an increase in the Specified Amount. Some charges are deducted from your premium payments and others reduce your Account Value.

What Factors Affect My Cost of Insurance Charges?

Your cost of insurance charges, or Monthly Deduction, will depend on the Insured's issue age, gender and underwriting class, your Account Value, Indebtedness, selected death benefit option and Specified Amount, the length of time your Policy has been in effect and the division of your Specified Amount between Base Specified Amount and Additional Life Rider Specified Amount. The underwriting class depends on the Insured's health, whether the Insured uses tobacco and other factors that we use to determine the insurability of the Insured. The maximum monthly cost of insurance charges will never exceed the guaranteed monthly cost of insurance rates as shown on your Policy Schedule.

What are My Investment Options?

You have 33 investment options for your Net Premiums. You may allocate your Net Premiums among the 32 available Sub-Accounts of Separate Account 1 and the Fixed Account. Each Sub-Account invests exclusively in a corresponding Fund of Deutsche Asset Management VIT Funds (Deutsche); Fidelity(R) Variable Insurance Products Funds (Fidelity); Janus Aspen Series (Janus); The Legends Fund, Inc. (Legends); MFS(R) Variable Insurance Trust(SM) (MFS); Oppenheimer Variable Account Funds & Oppenheimer's Panorama Series Fund, Inc. (Oppenheimer) or Touchstone Variable Series Trust (Touchstone). The Sub-Accounts provide an opportunity for a higher rate of return than the Fixed Account but also expose you to a higher risk of losing money. The Fixed Account provides a guaranteed minimum rate of return.

How Do I Allocate My Net Premiums Among Investment Options?

You allocate your Net Premiums by specifying on your application the percentage of your Net Premiums you would like us to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the Net Premiums based on the most recent allocation instructions we have received from you.

How Will My Account Value Vary?

Your Account Value will vary on a daily basis to reflect the investment experience of the Sub-Accounts. Your Account Value will also reflect the amount and frequency of premium payments, any withdrawals, any Indebtedness and charges and deductions connected with your Policy. There is no guaranteed minimum Account Value, which means that you bear the entire investment risk that your Account Value could fall to zero.

Can I Transfer My Account Value Among Investment Options?

Yes, you can transfer your Account Value among the Sub-Accounts or from the Sub-Accounts to the Fixed Account up to 12 times per Policy Year without charge. We will charge you $10 for each additional transfer either among the Sub-Accounts or from the Sub-Accounts to the Fixed Account. You are also permitted to make 1 transfer from the Fixed Account per Policy Year without charge. In the first 4 Policy Years, you cannot transfer more than 25% of your money from the Fixed Account in a Policy Year.

How Do I Access My Account Value?

Generally, you can withdraw from your Policy part of your Cash Surrender Value, less any applicable withdrawal fees, and less any Indebtedness. Withdrawals and related fees will reduce your Account Value. Depending upon your Account Value and death benefit option, a withdrawal may also reduce your Specified Amount. A withdrawal may have tax consequences.

You may also surrender your Policy and withdraw all of your Account Value, less any surrender charges, and less any Indebtedness. We generally assess a surrender charge for a full surrender of your Policy. A full surrender will terminate your Policy. A withdrawal or full surrender of your Policy may have tax consequences.

Can I Borrow Against My Policy?

Yes, you can borrow money from us by using your Policy as the sole collateral for the loan. The most you can borrow against your Policy is 90% of your Cash Surrender Value, less any Indebtedness and less an amount sufficient to cover the next 2 Monthly Deductions and Monthly Expense Charges. The maximum interest rate we charge on loans is 4.00%. A loan, whether repaid or not, will have a permanent negative effect on the Death Benefit and Account Value of your Policy.

What Optional Insurance Benefits May I Purchase?

There are a number of optional insurance benefits that may be available to you. Among them are:

     o Additional Life Rider - designed to provide additional, low cost, permanent insurance coverage on the life of the Insured

     o Accidental Death Rider - designed to provide additional insurance coverage if the Insured's death occurs accidentally rather than by natural means

     o Insured Insurability Rider - designed to provide the option to purchase additional insurance coverage without evidence of insurability at certain ages and under certain circumstances

     o Disability Credit Rider - designed to credit a selected premium to the Policy in the event you become disabled

     o Extended Maturity Benefit Plus Rider - designed to keep your Policy in force if you live past age 100

     o Extended No-Lapse Guarantee Rider - designed to keep your Policy in force regardless of the performance of your selected investment options

Each rider provides a valuable benefit, but each rider has a cost and/or trade-off in terms of the availability of other riders. Each rider should be considered in light of its potential benefits and potential costs.

What Will Cause the Policy to Lapse?

Your Policy will lapse if your Net Cash Surrender Value is insufficient to pay the Monthly Deduction and Monthly Expense Charge, the continuation provision does not apply and we do not receive sufficient premium payments from you during the Grace Period. If the Policy lapses, you will not receive any money from us because the Net Cash Surrender Value will have been reduced to zero.

Will My Death Benefit and Account Value be Taxed?

The Policy is intended to meet the definition of a "life insurance contract" under federal tax law. Therefore, the Death Proceeds should be fully excludable from the Beneficiary's gross income. In addition, any earnings on your investment in the Sub-Accounts should not be taxable to you while the Policy is in effect unless you withdraw some of your Account Value or surrender your Policy. Under certain circumstances, a loan may be treated as taxable income. We do not intend for this discussion to be tax advice. You should consult with your own tax advisor before purchasing a Policy.

Do I Have a "Free Look" Right to Examine the Policy?

Yes, you may cancel the Policy within 10 days after receiving it, or such longer period as state law may require. If you cancel your Policy during the free look period, we generally will refund to you (1) the amount of your premiums allocated to the Fixed Account, plus (2) the value of your investments in the Sub-Accounts as calculated on the date your notice of cancellation is received by us or your insurance agent/financial representative, plus (3) any charges attributable to your Net Premiums allocated to the Sub-Accounts.

                             PURCHASING YOUR POLICY

To obtain an application to purchase a Policy, please contact your insurance agent/financial representative.

Eligible Purchasers

You can apply for a Policy if:

     o    You live in a state where we can issue a Policy; and

     o    You are of legal age.

Your application will be processed through our underwriting process, which may require the proposed Insured to have a medical exam. Any premium payment received by us from you before we have completed the underwriting process will be held by us in escrow. After we complete the underwriting process, we will notify you of our decision regarding your application. If we approve your application, the insurance coverage provided by your Policy will begin on the effective date of your Policy. The effective date of your Policy will be the latest of

     o The date we complete the underwriting process and approve your application;

     o    The date we receive the required minimum initial premium payment; or

     o    The date all delivery requirements are satisfied.

The following items are delivery requirements:

     o    Our receipt of a signed Confirmation of Delivery form;

     o    Our receipt of a signed illustration; and

     o    Our receipt of signed amendments to the application, if applicable.

We will allocate your initial Net Premiums to your selected investment options on the effective date of your Policy. We will send you a confirmation statement indicating that your initial Net Premiums have been allocated and your Policy is effective.

Even if you live in a state where we can issue a Policy, we will not issue a Policy that insures a person who will be over 85 years of age on the date the Policy is issued. We will also not issue a Policy that insures a person who does not meet our underwriting standards. If we do not issue a Policy to you, we will return any premium payments made by you and received by us.

Specified Amount and Minimum Issue Limit

If you meet our underwriting standards, you may purchase a Policy with a Base Specified Amount as low as the Minimum Issue Limit. The Minimum Issue Limit for a Policy is $100,000. If you purchase a Policy with a Base Specified Amount equal to or near the Minimum Issue Limit, you might not be able to:

     o    Make withdrawals;

     o    Reduce your Specified Amount; or

     o    Change your death benefit option.

You should consider these limitations before you purchase a Policy with a Base Specified Amount at or near the Minimum Issue Limit. You should discuss the Specified Amount for your Policy with your insurance agent/financial representative before purchasing a Policy.

If you do not purchase the Additional Life Rider, your Base Specified Amount and your Specified Amount will be the same. However, if you do purchase the Additional Life Rider, your total Specified Amount will be divided between the Base Specified Amount of the Policy and the Additional Life Rider Specified Amount for the Additional Life Rider. The minimum initial Additional Life Rider Specified Amount you may purchase is $25,000. As a result, if you also purchase the Additional Life Rider, your initial Specified Amount must be at least $125,000 (i.e., $100,000 + $25,000).

10-Day Review Period

You have 10 days to review your Policy after you receive it. This 10-day review period is called the free look period. The state where you live may require us to give you a longer free look period.

If you are not satisfied with the Policy, you can cancel it during the free look period. To cancel your Policy, you must return it either to us at Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or to the insurance agent/financial representative who sold you the Policy within the free look period. If you cancel the Policy during the free look period, we will refund to you:

     o    The amount of your premiums allocated to the Fixed Account; plus

     o The value of your investments in the Sub-Accounts as calculated on the date your notice of cancellation is received by us or your insurance agent/financial representative; plus

     o Any charges attributable to your Net Premiums allocated to the Sub-Accounts.

However, some state laws may require us to refund your total premium payments.

                                PREMIUM PAYMENTS

Premium payments are payments that you make to purchase and maintain your Policy. You can vary the amount and frequency of your premium payments. The amount and frequency of your premium payments will affect your Account Value and the duration of insurance coverage under your Policy. We reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the Policy would not qualify as life insurance under federal tax laws.

Your initial premium payment must equal at least 1/12th of the minimum annual premium for the Five-Year No-Lapse Guarantee. Your initial premium payment may be given to your insurance agent/financial representative. You should send your subsequent premium payments to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850.

Generally, each premium payment must be at least $50.

You can make premium payments through automatic or scheduled installment payments, such as pre-authorized checking account deductions. If you use one of these methods to make premium payments, we will accept premium payments in amounts less than $50.

Federal tax law may limit your ability to make certain large premium payments. We will monitor your premium payments to be sure that you do not exceed the permitted amounts or inadvertently incur any tax penalties due to excess premium payments.

Planned Premiums

When you purchase your Policy, you tell us how much you plan to pay and how often you plan to pay. This is called your Planned Premium. The amount and frequency of your Planned Premium is shown on your Policy Schedule. Generally, you would continue to make Planned Premium payments until the Policy Anniversary after the Insured reaches 100 years of age or the date the Insured dies. You are not required to make a Planned Premium payment, but making Planned Premium payments increases the likelihood that your insurance coverage under the Policy will continue.

You are not required to make premium payments in set amounts or on a set schedule. You may find this flexibility attractive, but you are responsible for making sufficient premium payments to ensure that your Policy continues.

Generally, your Policy continues so long as your Net Cash Surrender Value is equal to or more than the Monthly Deduction plus the Monthly Expense Charge. Your Net Cash Surrender Value will fluctuate depending on various factors including the amount of your premium payments. Making Planned Premium payments increases the likelihood that your Net Cash Surrender Value will be sufficient to continue your Policy. If you skip a Planned Premium payment or you stop making Planned Premium payments, it is more likely that your Net Cash Surrender Value will be insufficient to continue your Policy.

Making Planned Premium payments does not guarantee that your Policy will continue. Because your Net Cash Surrender Value is affected by other factors, such as the investment return of your Policy, the charges related to your Policy, and the amount of loans and withdrawals you have made, your Planned Premium payments may not be enough to keep your Policy in force. You may need to increase your Planned Premium or make additional premium payments to keep your Policy in force. We will monitor your Policy and notify you if your Net Cash Surrender Value is no longer sufficient to maintain your Policy. Also, each year we will send you a report that includes a projection, which is based upon certain assumptions, that will indicate whether or not your Planned Premium is likely to be sufficient to keep your Policy in force for the upcoming year.

An illustration is a useful tool for estimating, by assuming one or more hypothetical investment returns, whether a given Planned Premium is likely to achieve the goals you have set for your Policy. An illustration is available upon request and free of charge.

More information about the continuation of your Policy, including a provision of your Policy that guarantees continued coverage for the five-year period beginning on the Policy Date, is located on page 41 of this Prospectus. You may be able to purchase a rider that will extend this guarantee of continued coverage for longer periods of time.

Changing Your Planned Premium

Planned Premium Changes by Phone. You can change the amount or frequency of your Planned Premium over the phone by following these steps:

Step 1: Fill out either the telephone authorization part of the application or a Telephone Access Authorization Form. You can get a copy of this form by contacting the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You must complete and return one of these authorizations before you can call to change your Planned Premium.

Step 2: Call the Columbus Life Variable Service Center at 800.677.9595 between 8:00 a.m. and 4:00 p.m. Eastern Time.

Give the representative the following information:

     o    Your Social Security number

     o Your Policy number or other precise information that identifies your Policy

     o    Your new Planned Premium information

Planned Premium Changes in Writing. You can also change the amount or frequency of your Planned Premium by writing to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your written instructions must include the following information:

     o Your Policy number or other precise information that identifies your Policy

     o    Your new Planned Premium information

     o    Your signature

Skipping Planned Premium Payments

You can skip Planned Premium payments and your Policy will continue to be effective if the Net Cash Surrender Value of your Policy is sufficient to pay the Monthly Deduction and the Monthly Expense Charge on the next Monthly Anniversary Day or the continuation provision described on page 41 is applicable. If not, your Policy may terminate.

Investor Alert

     o Your Net Cash Surrender Value is affected by various factors, including the investment performance of the investment options you select. Therefore, it is possible that, due to poor investment performance, your Net Cash Surrender Value will not be sufficient to continue coverage under your Policy even if you have paid your Planned Premiums.

     o Skipped premium payments, withdrawals and loans will reduce your Net Cash Surrender Value and may prevent you from meeting the conditions required to continue coverage under your Policy.

     o Because of the relative size of the minimum annual premium for the Five-Year No-Lapse Guarantee and the surrender charges, your Net Cash Surrender Value may be zero for up to 5 years if you pay only that minimum annual premium. In addition, you may have to make an additional premium payment at the end of the first 5 years in order to continue coverage under your Policy. If you can only make the minimum annual premium payments, this type of policy may not be appropriate for you.

Target Premiums

Each Coverage Layer of your Policy is assigned a Target Premium for each Coverage Year. The Target Premium for each Coverage Layer is shown on your Policy Schedule. We use the Target Premium to determine the rate of the premium expense charge. We also use the Target Premium to determine the portion of a premium payment on which we assess the premium expense charge at the base rate and the portion that we assess the premium expense charge at the excess rate, which is lower.

Investor Alert

     o Attempting to structure the time and amount of premium payments to reduce the potential premium expense charge may increase your risk that your Policy will lapse.

                           ALLOCATION OF NET PREMIUMS

Investment Options

You decide how to allocate your Net Premiums by selecting from the following investment options:

     Sub-Accounts

     o    Deutsche VIT EAFE(R)Equity Index
     o    Deutsche VIT Equity 500 Index
     o    Deutsche VIT Small Cap Index
     o    Fidelity(R) VIP Equity-Income
     o    Fidelity(R) VIP Contrafund(R)
     o    Fidelity(R) VIP Growth & Income
     o    Fidelity(R) VIP Growth
     o    Fidelity(R) VIP Asset Manager(SM)
     o    Fidelity(R) VIP Balanced
     o    Fidelity(R) VIP Mid Cap
     o    Fidelity(R) VIP Money Market
     o    Janus Aspen Aggressive Growth
     o    Janus Aspen Capital Appreciation
     o    Janus Aspen Worldwide Growth
     o    Legends Harris Bretall Sullivan & Smith Equity Growth
     o    Legends Third Avenue Value
     o    Legends Gabelli Large Cap Value
     o    Legends Baron Small Cap
     o    MFS(R) Capital Opportunities
     o    MFS(R) Emerging Growth
     o    MFS(R) Mid Cap Growth
     o    MFS(R) New Discovery
     o    Oppenheimer International Growth
     o    Oppenheimer Aggressive Growth
     o    Oppenheimer Strategic Bond
     o    Touchstone Small Cap Value
     o    Touchstone Emerging Growth
     o    Touchstone High Yield
     o    Touchstone Value Plus
     o    Touchstone Enhanced 30
     o    Touchstone Bond
     o    Touchstone Standby Income

     Fixed Account

--------------------------------------------------------------------------------
You should review your selected investment options and allocations periodically to determine if they are appropriate considering market conditions and your financial objectives.
--------------------------------------------------------------------------------

Allocation of Net Premiums

Your initial allocation instructions are included in your application and are shown on your Policy Schedule. You can change your allocation instructions by contacting us either by phone or in writing. If we receive a premium payment from you, we allocate your Net Premiums based on the most recent allocation instructions we have received from you.

The following guidelines apply to the allocation of your Net Premiums:

     o Allocate at least 1% of your Net Premiums to each investment option you choose.

     o Use whole percentages. For example, you can allocate 33% or 34% to an investment option, not 33 1/3%.

     o    Make sure your percentages total 100%.

Allocation Changes by Phone. You can change the allocation of your future Net Premiums over the phone by following these steps:

Step 1: Fill out either the telephone authorization part of the application or a Telephone Access Authorization Form. You can get a copy of this form by contacting the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You must complete and return one of these authorizations before you can call to change your allocations over the phone.

Step 2: Call the Columbus Life Variable Service Center at 800.677.9595 between 8:00 a.m. and 4:00 p.m. Eastern Time.

Give the representative the following information:

     o    Your Social Security number

     o Your Policy number or other precise information that identifies your Policy

     o    Your allocation instructions

Allocation Changes in Writing. You can also change the allocation of your future Net Premiums by writing to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your written instructions must include the following information:

     o Your Policy number or other precise information that identifies your Policy

     o    Your allocation instructions

     o    Your signature

Third Party Authorizations. You can authorize a third party to allocate your Net Premiums. To do so, you must complete the appropriate authorization forms. Contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 at 800.677.9595 for additional information.

Investor Alert

     o There is no guaranteed minimum value for amounts allocated to the Sub-Accounts. This means that you bear the entire investment risk that your investment in a Sub-Account could fall to zero.

                             TRANSFERRING YOUR MONEY

After your free look period, you can transfer money from one investment option to another. You can make transfers by phone or in writing.

The following guidelines apply to transfers other than dollar cost averaging transfers:

     o Each transfer must be at least $250 or the total value of the Sub-Accounts, if less than $250.

     o The allocation to each investment option must be at least 1% of the total transfer amount.

     o You can transfer money among the Sub-Accounts or from the Sub-Accounts to the Fixed Account up to 12 times in a Policy Year without charge. You will be charged $10 per transfer for each additional transfer in a Policy Year.

     o You can transfer from the Fixed Account to the Sub-Accounts only once each Policy Year. During the first 4 Policy Years, you can transfer up to 25% of your money from the Fixed Account in a Policy Year. After your 4th Policy Year, you can transfer all of your money from the Fixed Account at any time.

All transfers requested on the same day will be considered a single transfer for purposes of these guidelines and charges.

Transfers by Phone. You can transfer your money by calling us and following these steps:

Step 1: Fill out either the telephone authorization part of the application or a Telephone Access Authorization Form. You can get a copy of this form by contacting the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You must complete and return one of these authorizations before you can call to transfer your money.

Step 2: Call the Columbus Life Variable Service Center at 800.677.9595 between 8:00 a.m. and 4:00 p.m. Eastern Time.

Give the representative the following information:

     o    Your Social Security number

     o Your Policy number or other precise information that identifies your Policy

     o    Your transfer instructions

Transfers in Writing. You can also transfer your money by writing to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your written instructions must include the following information:

     o Your Policy number or other precise information that identifies your Policy

     o    Your transfer instructions

     o    Your signature

Third Party Authorizations. You can authorize a third party to transfer your money for you. To do so, you must complete the appropriate authorization forms. Contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 at 800.677.9595 for additional information.

Dollar Cost Averaging Program

Dollar cost averaging is a method of investing equal amounts of money at regular intervals. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high. For dollar cost averaging to be effective, you should continue to invest during both market ups and downs. You should also consider your financial ability to maintain a consistent level of investment over time.

The Dollar Cost Averaging Program allows you to transfer amounts at regular intervals from a Sub-Account we designate for this purpose, or from the Fixed Account, to the other Sub-Accounts. You can make the following transfers:

     o    A specific dollar amount

     o A specific percentage of your money in the Sub-Account we designate for this purpose or the Fixed Account

     o Earnings in the Sub-Account we designate for this purpose or the Fixed Account

You select the number and frequency of your transfers in the Dollar Cost Averaging Program. We will transfer the money on your Monthly Anniversary Day.

The following guidelines apply to dollar cost averaging transfers:

     o    Dollar cost averaging transfers must continue for at least 12 months.

     o    Each transfer must be at least $100.

     o The allocation to each Sub-Account must be at least 1% of the transfer amount.

To set up dollar cost averaging transfers, contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 at 800.677.9595. We currently do not charge a fee for this service. However, we may charge a fee in the future for your transfers in the Dollar Cost Averaging Program.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your accounts to complete the transfer, or we discontinue the program, where permitted by law. If we discontinue the program, you will be allowed to complete the number of transfers you previously requested.

                              BORROWING YOUR MONEY

Your Policy is designed to provide insurance coverage and to help you achieve your long-term financial goals. However, there may be times when you need to borrow money against your Policy.

Loans

You can borrow money from us using your Policy as collateral. We calculate the maximum loan amount using the following procedure:

     o    We determine 90% of your Cash Surrender Value.

     o    We subtract any outstanding Indebtedness.

     o We determine and subtract the next 2 Monthly Deductions and Monthly Expense Charges.

Collateral for Loans

If you borrow money, we will transfer an amount equal to the amount of the loan to your Loan Account. We transfer money on a pro-rata basis from each of your investment options. For example, if you have 25% of your money in the Touchstone High Yield Sub-Account and 75% of your money in the Touchstone Enhanced 30 Sub-Account and you borrow $2,000, we will transfer $500 from the Touchstone High Yield Sub-Account (25% of $2,000) and $1,500 from the Touchstone Enhanced 30 Sub-Account (75% of $2,000) to your Loan Account.

We pay interest on your Loan Account. The minimum interest we pay is 3.00% annually.

Interest on Borrowed Amounts

We charge interest on the amounts you borrow at the current rate. We may change the interest rate at any time, but the interest rate will never be greater than the maximum interest rate that is listed on your Policy Schedule.

Interest is due on each Policy Anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan.

Investor Alert

Any loan, even if you repay the loan, will generally have a permanent negative effect on the Death Benefit and Account Value because:

     o Loan amounts will not be available for investment in the Sub-Accounts or Fixed Account.

     o Interest charged on borrowed amounts may be treated as an additional loan.

     o    Outstanding Indebtedness is subtracted when determining your Death
          Benefit.

Loan Repayments

You can repay all or part of your loan at any time while the Insured is living. When you make a payment towards the principal amount of your loan, we transfer the amount of the loan payment from your Loan Account back to your investment options on a pro-rata basis according to your allocation instructions at that time.

If you do not repay the loan before the Insured dies, we will deduct the Indebtedness when determining your Death Benefit. If you do not repay the loan before you surrender your Policy, we will deduct the Indebtedness to determine the Net Cash Surrender Value proceeds.

Investor Alert

     o You must specifically designate a payment as a loan repayment or we will treat is as an additional premium payment instead.

Cancellation Based on Indebtedness

If the Indebtedness exceeds the Cash Surrender Value less the Monthly Deduction and Monthly Expense Charge for the current month, we can terminate your Policy. We will tell you that we intend to terminate your Policy by mailing a notice to you at least 31 days before we terminate your Policy. The notice will tell you the minimum amount that you must pay to keep your Policy in effect. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your Policy as collateral, we will also mail a copy of the notice to that person's address as shown on our records.

                             WITHDRAWING YOUR MONEY

There may be times when you need to withdraw money from or cancel your Policy. If you cancel your Policy, you may have to pay a surrender charge. Surrender charges are explained on page 37.

Withdrawals

After you have owned your Policy for one year, you may withdraw a portion of your money from your Policy by sending written instructions to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. For help with a withdrawal, please call the Columbus Life Variable Service Center at 800.677.9595.

The following guidelines apply to withdrawals:

     o You must include your Policy number or other information that identifies your Policy and the amount to be withdrawn on your instructions.

     o    Each withdrawal must be at least $500.

     o No withdrawal may be made that would reduce your Net Cash Surrender Value below $250.

     o You can make one withdrawal in a Policy Year without paying a withdrawal fee. You will be charged a fee of $50 per withdrawal for each additional withdrawal in that Policy Year.

     o If you have death benefit Option 1, we will reduce the Specified Amount by the amount necessary to keep your Death Benefit less your Account Value the same both before and after the withdrawal. (If you have also purchased the Additional Life Rider, for any reduction in your Specified Amount, you will keep the same proportion of Base Specified Amount and Additional Life Rider Specified Amount.)

     o The amount of your withdrawal if you have death benefit Option 1 may be limited because your Base Specified Amount cannot be reduced to less than the Minimum Issue Limit by a withdrawal. As a result, if your Base Specified Amount is equal to the Minimum Issue Limit for your Policy, you will not be able to make withdrawals.

Processing Withdrawals

When we process your withdrawal, we will deduct the amount withdrawn plus any withdrawal fees from your Account Value. We withdraw money from each of your investment options on a pro-rata basis.

Payment on Withdrawals

We will generally send payments to you within 7 days of the date we process your request. We may delay calculating the amount of payment from a Sub-Account or sending a payment from a Sub-Account for any of the following reasons:

     o You have made a premium payment by check that has not cleared the banking system.

     o The New York Stock Exchange is closed on a day that it normally would be open.

     o    Trading on the New York Stock Exchange is restricted.

     o Because of an emergency, it is not reasonably practicable for the Sub-Accounts to sell securities or to fairly determine the value of their investments.

     o The Securities and Exchange Commission permits us to postpone payments from the Sub-Accounts for your protection.

We reserve the right to delay payments from the Fixed Account for up to 6 months or a shorter period if required by state law. We do not expect to delay payments from the Fixed Account and we will notify you if there will be a delay.

Canceling Your Policy

You can cancel your Policy at any time. When you cancel your Policy, we pay you the Net Cash Surrender Value. This payment terminates your Policy and our obligations under the Policy.

The Net Cash Surrender Value will equal your Account Value, less any Indebtedness and any applicable surrender charge. Because investment performance, Monthly Deductions and Monthly Expense Charges affect your Account Value, loan activity affects your Indebtedness and a surrender charge may apply, the Net Cash Surrender Value may be much less than the total of your premium payments.

To cancel your Policy, send written instructions to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Include your Policy number or other information that identifies your Policy and your signature in your instructions. For assistance, please call the Columbus Life Variable Service Center at 800.677.9595.

                                 DEATH BENEFITS

Death Benefit Options

Your Death Benefit depends on the death benefit option you select. When you complete your application, you select one of 2 death benefit options (Option 1 or Option 2).

Option 1

     What Your Beneficiary Receives

     The Death Benefit will equal the greater of the following amounts:

          o    The Specified Amount, less any Indebtedness; or

          o The Account Value multiplied by the Applicable Death Benefit Factor (see Supplement B), less any Indebtedness.

     We calculate these amounts as of the date of the Insured's death.

     Why Select This Option

     Option 1 emphasizes the potential growth of your Account Value. Under Option 1, any increase in your Account Value will decrease the risk to us relative to the Death Benefit we must pay when the Insured dies. As a result, all other things being equal, you will pay less in cost of insurance charges under Option 1 for the same Specified Amount than you would under Option 2. These lower charges may allow your Account Value to grow faster.

     Example

     Facts:

          o The Insured is less than 40 years old (Applicable Death Benefit Factor =2.50).

          o    Your Policy's Specified Amount is $100,000.

          o    You have never borrowed money from your Policy.

          o    Your Account Value is $25,000.

     Under Option 1, your Death Benefit would be the greater of $100,000 and $62,500 ($25,000 multiplied by 2.50). Therefore, your Death Benefit would be $100,000.

Option 2

     What Your Beneficiary Receives

     The Death Benefit will equal the greater of the following amounts:

          o The Specified Amount plus the Account Value, less any Indebtedness; or

          o The Account Value multiplied by the Applicable Death Benefit Factor (see Supplement B), less any Indebtedness.

     We calculate these amounts as of the date of the Insured's death.

     Why Select This Option

     Option 2 emphasizes the potential growth of your Death Benefit. Under Option 2, any increase in your Account Value will increase the amount of your Death Benefit. As a result, all other things being equal, your Death Benefit under Option 2 will generally be greater than under Option 1 for the same Specified Amount. However, you will pay more in cost of insurance charges under Option 2 for the same Specified Amount than you would under Option 1.

     Example

     Facts:

          o The Insured is less than 40 years old (Applicable Death Benefit Factor =2.50).

          o    Your Policy's Specified Amount is $100,000.

          o    You have never borrowed money from your Policy.

          o    Your Account Value is $25,000.

     Under Option 2, your Death Benefit would be the greater of $125,000 ($100,000 plus $25,000) and $62,500 ($25,000 multiplied by 2.50).
     Therefore, your Death Benefit would be $125,000.

Changing Your Death Benefit Option

After you have owned your Policy for one year, you may change your death benefit option by sending written notice to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. If you change your death benefit option, your Specified Amount will also change unless you elect to keep the same Specified Amount. (If you have also purchased the Additional Life Rider, for any change in your Specified Amount, you will keep the same proportion of Base Specified Amount and Additional Life Rider Specified Amount.) The change in Specified Amount insures that your Death Benefit will be the same both before and after the change. Also, a change in death benefit option will generally affect your cost of insurance charges. If you change your death benefit option, we will automatically make any other changes necessary to preserve the status of the Policy as life insurance under the federal tax laws. We must approve any changes in your death benefit option. Changes in your death benefit option are effective on the first Monthly Anniversary Day after we approve your request. We will send you an amended Policy Schedule.

     Changing from Option 1 to Option 2

     If you change from Option 1 to Option 2, your previous Specified Amount will be reduced by the amount, if any, needed to keep the Death Benefit the same both before and after the change. We will not allow this change if it causes the new Specified Amount to fall below the Minimum Issue Limit shown on your Policy Schedule.

     If you elect to keep the same Specified Amount as before, you must provide us with proof of insurability satisfactory to us.

     Changing from Option 2 to Option 1

     If you change from Option 2 to Option 1, your previous Specified Amount will be increased by the amount, if any, needed to keep the Death Benefit the same both before and after the change.

Changing Your Specified Amount

You may ask to change your Specified Amount by sending a written request to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. You may change the Specified Amount of your Policy without changing your death benefit option. The Specified Amount must be increased or decreased by at least $25,000. (If you have also purchased the Additional Life Rider, for any change in your Specified Amount, you will keep the same proportion of Base Specified Amount and Additional Life Rider Specified Amount.)

     Increasing the Specified Amount

     You may apply for an increase in your Specified Amount on a supplemental application. Before the increase is effective, we will require proof of insurability satisfactory to us. Any approved increase will be effective as of the date shown on the amended Policy Schedule.

     Decreasing the Specified Amount

     You may request a decrease in your Specified Amount at any time after you have owned the Policy for one year. Only your written request is needed to decrease your Specified Amount. However, you may not decrease your Base Specified Amount below the Minimum Issue Limit shown on your Policy Schedule. We may also limit the amount of the decrease in order to preserve the tax status of your Policy as life insurance.

     A decrease in your Specified Amount will be applied in the following order:

          (1) We will reduce the most recent increase in your Specified Amount, if any.

          (2) We will then reduce the next most recent increase in your Specified Amount, if any.

          (3) We will continue reducing any increase in your Specified Amount until it has been reduced to your initial Specified Amount.

          (4) Finally, any remaining decreases will reduce your initial Specified Amount.

                           PAYMENT OF POLICY PROCEEDS

Policy Proceeds

We will pay the proceeds of this Policy in a lump sum or under one of the Income Plans. We will pay one of 2 types of proceeds--Death Proceeds or Net Cash Surrender Value proceeds. Proceeds applied under one of the Income Plans do not vary with the investment experience of the Sub-Accounts.

Proceeds                      Death Proceeds                                        Net Cash Surrender Value
--------                      --------------                                        ------------------------
When Paid?      o  Upon the death of the Insured.                           o  Upon any cancellation of the Policy during the
                                                                               lifetime of the Insured.

Who Receives    o  The Beneficiaries or their designated Payee(s)           o  You receive the payments.
Payments or Who    receive the payments.
are the Payees? o  If there are no surviving Beneficiaries,
                   the Contingent Beneficiaries who are
                   still alive, or their designated
                   Payee(s), receive the payments.
                o  If there are no surviving Beneficiaries
                   or Contingent Beneficiaries, you or your
                   estate receive the payments.


Amount of       o  The proceeds equal your Death Benefit plus any           o  The proceeds equal your Account Value less any
Proceeds?          insurance on the life of the Insured provided by riders     applicable surrender charges and less any
                   (other than the Additional Life Rider because the           Indebtedness on the date of cancellation.
                   amount of insurance is already included in the Death     o  We will also pay you interest on the proceeds at
                   Benefit).                                                   not less than the rate required by law for the
                o  We will also pay you interest on the proceeds at            time between the date the Policy is cancelled to
                   not less than the rate required by law for the time         the date of the lump-sum payment or the date on
                   between the date of the Insured's death to the date of      which we apply the proceeds to the selected
                   the lump-sum payment or the date on which we apply the      Income Plan.
                   proceeds to the selected Income Plan.
                o  If the Insured dies during a Grace
                   Period, we will reduce the proceeds by
                   the amount of any unpaid charges, but not
                   by more than 3 times the sum of the
                   Monthly Deduction and the Monthly Expense
                   Charge.


How to Claim    o  The Beneficiary must contact us for instructions         o  You must write to us and tell us that you want
Proceeds?          and provide proof of the Insured's death.                   to cancel your Policy.
                o  We may request other information before we pay           o  We may request other information before we pay
                   the proceeds.                                               the proceeds.

Selecting an Income Plan

While the Insured is alive, you may select an Income Plan under which we will pay the proceeds of your Policy. If the Insured dies and you have not selected an Income Plan, the Beneficiary may select an Income Plan. If you have selected an Income Plan before the Insured's death, the Beneficiary may not change the Income Plan after the Insured's death.

We will send you a separate written agreement putting the selected Income Plan into effect. One of the following Income Plans may be selected:

     Income Plan 1      o   Payments for Fixed Period - we make monthly
                            payments for a fixed number of years.

     Income Plan 2      o   Payments for Life--Guaranteed Period - we make
                            monthly payments for a guaranteed period or the life of the Insured, whichever is longer.

     Income Plan 3      o   Payments of a Fixed Amount - we make monthly
                            payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.

     Income Plan 4      o   Life Annuity--No Guaranteed Period - we make
                            monthly payments for the life of the Payee.

     Income Plan 5      o   Joint and Survivor - we make monthly payments as
                            long as one of the two designated Payees is alive.

In addition to these Income Plans, other Income Plans may be available in the future or upon request.

If you or the Beneficiary do not select an Income Plan, we will make a lump-sum payment of the proceeds. We generally make this lump-sum payment to a special account retained by us. We provide the Beneficiary with a checkbook to access these funds from that special account.

The Income Plan selected and the time when the Income Plan is selected can affect the tax consequences to you or the Beneficiary. You should consult your tax advisor before selecting an Income Plan.

Summary of Income Plans

In the following summaries of the Income Plans, we use Payee to mean the person who actually receives the payment of proceeds from us. Depending upon the circumstances, the Payee might mean you, the Beneficiary, the Contingent Beneficiary, your estate or another designated person. The total amount to be applied under an Income Plan includes both the proceeds and any interest we have paid on the proceeds.

     Income Plan 1
     (Payments for Fixed Period)

     We will pay the proceeds in equal monthly installments for a fixed period of time, up to a maximum of 30 years. The installment payments will remain the same throughout the period of years selected.

     The amount of the monthly installment payment will depend on the following:

     o    The total amount to be applied under this Income Plan; and

     o    The number of years selected for installment payments.

     Income Plan 2
     (Payments for Life--Guaranteed Period)

     You select a guaranteed payment period of 10 or 20 years. We will make equal monthly payments for the selected guaranteed period or the life of a designated person, whichever is longer. Before we make a payment, we may require proof that designated person is alive at the time a payment is due.

     The amount of the monthly installment payment will depend on the following:

     o    The total amount to be applied under this Income Plan;

     o    The gender of the designated person;

     o The age of the designated person on the effective date of this Income Plan; and

     o    The selected guaranteed period.

     Income Plan 3
     (Payments of a Fixed Amount)

     We will pay the proceeds in equal monthly installment payments. You select the amount of the monthly installment payment, which must be at least $5 for every $1,000 of proceeds. For example, if the proceeds are $60,000, the minimum monthly installment payment is $300 ($5 x 60). The monthly installment payment will remain the same until the total amount to be applied under this Income Plan is paid. The last payment will be for the balance only. All monthly installment payments must be made in 30 years or less.

     Income Plan 4
     (Life Annuity--No Guaranteed Period)

     We will make equal monthly payments as long as the designated person is alive. When the designated person dies, we will stop making payments, even if we have only made one payment. Before we make a payment, we may require proof that the designated person is alive at the time a payment is due.

     The amount of the monthly installment payment will depend on the following:

     o    The total amount to be applied under this Income Plan;

     o    The gender of the designated person; and

     o    The age of the designated person on the effective date of this Income
          Plan.

     Income Plan 5
     (Joint and Survivor)

     We will make equal monthly payments as long as one of two designated persons is alive. We will stop making payments when the second of the two designated persons dies regardless of how many payments we have made. Before we make a payment, we may require proof that at least one of the designated person is alive at the time the payment is due.

     The amount of the monthly installment payment will depend on the following:

     o    The total amount to be applied under this Income Plan;

     o    The gender of each of the designated persons; and

     o The age of each of the designated persons on the effective date of this Income Plan.

                                     CHARGES

Premium Expense Charge

The premium expense charge partially covers our distribution expenses and federal taxes associated with the Policy. We deduct the premium expense charge from each premium payment that we receive from you before we allocate the Net Premiums to your investment options.

The premium expense charge that you pay to us depends on the Coverage Year for each Coverage Layer. We allocate premium payments to each Coverage Layer in the same proportion that the Target Premium for a Coverage Layer bears to the total Target Premiums for all Coverage Layers. The premium expense charge rate that you pay for each Coverage Layer depends on the following:

     o The total amount of premium payments allocated to that Coverage Layer in each Coverage Year; and

     o Whether the total amount of premium payments allocated to that Coverage Layer in that Coverage Year is more than or less than the Target Premium for that Coverage Layer.

If the premium payments allocated to a Coverage Layer in a Coverage Year are more than the Target Premium for that Coverage Layer, we assess a lower premium expense charge rate on the excess premium payments. The total premium expense charge that you pay on a specific premium payment is the sum of the premium expense charges that we calculate for each Coverage Layer. The maximum premium expense charge for a Coverage Layer is 7.50% of the part of the premium payment allocated to that Coverage Layer. The table below describes the current and maximum premium expense charge rate that we charge.

---------------------------------------------------------------------------
                    Current Premium Expense Charge Rates

---------------------------------------------------------------------------
     Coverage                  Up to                    In Excess of
       Year                Target Premium              Target Premium
       ----                --------------              --------------

       1-12                    6.50%                        3.25%
        13+                    2.50%                        1.75%
---------------------------------------------------------------------------


---------------------------------------------------------------------------
                      Maximum Premium Expense Charge Rates

---------------------------------------------------------------------------
     Coverage                 Up to                       In Excess of
       Year               Target Premium                 Target Premium
       ----               --------------                 --------------

       1-12                   7.50%                          4.25%
       13+                    3.50%                          2.75%
---------------------------------------------------------------------------

At our option, we may charge an amount different than the current rates shown above. However, the premium expense charge rate is guaranteed to be no more than the maximum shown above.

State Tax Charge

The state tax charge covers state taxes on insurance premiums, which are estimated to range from 1.62% to 3.50%. We will deduct the state tax charge from each premium payment that we receive from you before we allocate the Net Premiums to your investment options.

Monthly Deduction and Monthly Expense Charge

The Monthly Deduction includes the cost of insurance charge described below plus the cost of any additional benefits provided under your Policy by rider.

The Monthly Expense Charge partially covers our expenses for distributing, issuing and administering the Policy and for assuming the mortality risks and the expense risks associated with the Policy. The Monthly Expense Charge consists of 3 components:

     o    a per policy charge;

     o    a per $1,000 charge; and

     o    a mortality and expense risk charge.

We deduct the Monthly Deduction and the Monthly Expense Charge on each Monthly Anniversary Day, including the Policy Date. We normally deduct these charges from each of your investment options on a pro-rata basis. You may elect to have all of these charges deducted entirely from the Fixed Account or from a single Sub-Account that you select. Please contact the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or call us at 800.677.9595 for assistance in making this election.

Cost of Insurance Charge

You pay us a monthly cost of insurance charge for providing you with life insurance protection.

The cost of insurance charge that you pay to us depends on the Insured's issue age, gender and underwriting class, your Specified Amount, the length of time the Policy or any increase in Specified Amount has been in effect and the division of your Specified Amount between Base Specified Amount and Additional Life Rider Specified Amount.

The table in Supplement C shows the maximum cost of insurance charge if the Insured under a Policy is in either a standard or preferred underwriting class. Various risk factors determine the underwriting class of the Insured. The cost of insurance charge rate is generally higher for an Insured who uses tobacco, but the cost of insurance charge rate is generally lower for an Insured who is in the preferred underwriting class. The monthly cost of insurance charge may be higher than the amount shown in Supplement C if the Insured under a Policy is in a special or substandard underwriting class.

The maximum monthly cost of insurance charge rates under your Policy are shown on your Policy Schedule. At our option, we may charge less than the maximums shown on your Policy Schedule. For early Coverage Years of a Coverage Layer, we also generally charge a lower cost of insurance charge rate for a Specified Amount above $250,000. Also, for early Coverage Years of a Coverage Layer, this charge may be even lower for the cost of insurance charge rate attributable to the Additional Life Rider Specified Amount.

Per Policy Charge

The per policy charge is a component of the Monthly Expense Charge that partially compensates us for administering the Policy. The maximum per policy charge is $9.00. The current per policy charge is $7.50. At our option, we may change the current per policy charge but we will not charge more than the maximum per policy charge.

Per $1,000 Charge

The per $1,000 charge is a component of the Monthly Expense Charge that partially compensates us for issuing and distributing the Policy. A per $1,000 charge applies to your initial Base Specified Amount and to any requested increase in Base Specified Amount. We will charge the per $1,000 charge on your initial Base Specified Amount for the first 12 years after your Policy Date. We will also charge a per $1,000 charge on any increase in Base Specified Amount for the first 12 years after that increase. However, we will not change your per $1,000 charge for a Coverage Layer if you reduce your Specified Amount.

The per $1,000 charge that you pay to us depends on the Base Specified Amount, and the Insured's age and underwriting class on the Policy Date and on the date of any increase in Base Specified Amount, and the Insured's gender. Various risk factors determine the underwriting class of the Insured. The maximum per $1,000 charge we may charge is $0.42 per $1,000 of Base Specified Amount. Your maximum per $1,000 charge under your Policy is shown on your Policy Schedule. At our option, we may charge less than the maximum shown on your Policy Schedule. We do not charge a per $1,000 charge on the Additional Life Rider Specified Amount.

Mortality and Expense Risk Charge

The mortality and expense risk charge is a component of the Monthly Expense Charge that partially compensates us for assuming the mortality risk and the expense risk associated with the Policy. We take a mortality risk that the Insured will not live as long as we expect and therefore the amount of the death benefits we pay under the Policy will be greater than we expect. We take an expense risk that the costs of issuing and administering the Policy will be greater than we expect.

You pay us to assume these risks by paying the mortality and expense risk charge. The maximum mortality and expense risk charge is 0.90% annually. The current annual rate of these charges is 0.70% for the first 12 Policy Years. Beginning in Policy Year 13, we charge a different rate on different portions of your Account Value. The table below describes the current and maximum mortality and expense risk charge rate that we charge.

Policy          Account Value           Current Annual Mortality and Expense Risk   Maximum Annual Mortality and Expense Risk
 Year       Less Value of Loan Account                 Charge Rate                                  Charge Rate
 ----       --------------------------                 -----------                                  -----------
1 - 12            All Amounts                            0.70%                                        0.90%

13 +              0 - $25,000                            0.70%                                        0.90%
               $25,001 - $50,000                         0.45%                                        0.65%
               $50,001 - $250,000                        0.20%                                        0.40%
                   $250,001 +                            0.10%                                        0.30%

Surrender Charges

A surrender charge will generally apply if your Policy is cancelled or terminated for any reason during the first 12 years after the issuance of your Policy or the first 12 years after an increase in the Specified Amount. A separate 12-year period applies to each Coverage Layer.

The maximum surrender charge under your Policy depends upon your surrender target amount for each Coverage Layer and the Coverage Year of each Coverage Layer on the date of termination or cancellation. The maximum surrender target amount shown on Supplement D depends upon the Insured's issue age, gender and underwriting class at the time each Coverage Layer begins, the Base Specified Amount associated with each Coverage Layer. (Because there is no surrender charge associated with the Additional Life Rider Specified Amount, we only determine the surrender target amount for the Base Specified Amount). The formula for determining your surrender charge from your surrender target amount is shown on Supplement E. The maximum surrender charge that we may charge is 90% of the surrender target amounts for your Policy. Your maximum surrender charge is shown on your Policy Schedule.

The following example should help you understand the surrender charges and the formula shown in Supplement E for determining the surrender charges.

     o A male, preferred, tobacco abstainer born on January 1, 1965 purchases a Policy with an initial Base Specified Amount of $200,000 on October 1, 2000. This is Coverage Layer 1. The issue age for Coverage Layer 1 is 35. The surrender target amount for Coverage Layer 1 is set at $1,700.00.

     o He increases the Base Specified Amount by $100,000 on January 1, 2007. This is Coverage Layer 2. The issue age for Coverage Layer 2 is 42. The surrender target amount for Coverage Layer 2 is set at $1,211.00.

          o    The total Base Specified Amount would then be $300,000.

     o He increases the Base Specified Amount by $50,000 on April 1, 2012. This is Coverage Layer 3. The issue age for Coverage Layer 3 is 47. The surrender target amount for Coverage Layer 3 is $774.00.

          o    The total Base Specified Amount would then be $350,000.

     o    On July 1, 2015, he surrenders his Policy. On the date of surrender

          o Coverage Layer 1 is in its 15th Coverage Year (178th month in effect),

          o Coverage Layer 2 is in its 9th Coverage Year (103rd month in effect), and

          o Coverage Layer 3 is in its 4th Coverage Year (40th month in effect).

     o We would charge him a surrender charge determined as described in the following steps:

          Step 1: The surrender charge attributed to Coverage Layer 1 is $0. Coverage Layer 1 has been in effect for more than 12 Coverage Years.

          Step 2: The surrender charge attributed to Coverage Layer 2 is $569.17. The calculation for this portion of the surrender charge is [90% - (103-60)%] x $1,211.00.

          Step 3: The surrender charge attributed to Coverage Layer 3 is $696.60. The calculation for this portion of the surrender charge is 90% x $774.00.

          Step 4: The total surrender charge is ($0 + $569.17 + $696.60) or $1,265.77.

Transfer Charges

We do not charge you for the first 12 transfers among Sub-Accounts or from the Sub-Accounts to the Fixed Account in a Policy Year. If you make more than 12 transfers among Sub-Accounts or from the Sub-Accounts to the Fixed Account in a Policy Year, we will charge you $10 per transfer for each additional transfer. We do not charge you for transfers made in connection with the Dollar Cost Averaging Program and we do not count these transfers when we determine the number of transfers you have made in a Policy Year. We deduct the $10 transfer charge from your Account Value.

All transfers requested on the same day will be considered a single transfer for purposes of determining transfer charges.

Withdrawal Fees

We do not charge you for the first withdrawal in a Policy Year. If you make more than one withdrawal in a Policy Year, we will charge you $50 per withdrawal for each withdrawal. We deduct the $50 withdrawal fee from your Account Value.

Summary of Charges

-----------------------------------------------------------------------------------------------------------------
                  Premium Expense Charge               State Tax Charge                Monthly Deduction
                                                                                      (cost of insurance)
-----------------------------------------------------------------------------------------------------------------
When           When you make a premium payment.  When you make a premium         On each Monthly Anniversary
Charged?                                         payment.                        Day, including the Policy Date.

-----------------------------------------------------------------------------------------------------------------
How Much       The maximum premium expense       The state tax charge that you   This charge is generally based
Charged?       charge is 7.50% of each premium   pay will reflect the actual     on the cost of insurance and
               payment. The premium expense      state premium tax charges in    the cost of benefits provided
               charge that you pay depends on    the state in which you reside.  by riders. See Supplement C for
               the current rates, the number                                     the guaranteed maximum cost of
               of Coverage Layers and their                                      insurance charge. See the
               Coverage Years, and the total                                     Riders section of this
               amount of premium payments                                        Prospectus for the cost of
               allocated to each Coverage                                        benefits to be provided by
               Layer in a Coverage Year.                                         rider.

-----------------------------------------------------------------------------------------------------------------
How            We deduct this charge from each   We deduct this charge from      We reduce your Account Value.
Charged?       premium payment before we         each premium payment before we
               allocate the Net Premiums to      allocate the Net Premiums to
               your investment options.          your investment options.

-----------------------------------------------------------------------------------------------------------------


-------------------------------
    Monthly Expense Charge

-------------------------------

On each Monthly Anniversary
Day, including the Policy Date.

-------------------------------
This charge consists of three
components: the per policy
charge, the per $1,000 charge
and the mortality and expense
risk charge.

The maximum per policy charge
is $9.00 each month (current =
$7.50).

The per $1,000 charge depends
on the Insured's age and
underwriting class on the
Policy Date and the date of
any increase in Base Specified
Amount and the length of time
the Coverage Layer has been in
effect (maximum = $0.42 per
$1,000 of Base Specified
Amount)

The maximum mortality and
expense risk charge is 0.90%
annually for the first 12
years (current = 0.70%).
Beginning in year 13, the rate
charged depends on your
Account Value and the value of
your Loan Account.

-------------------------------
We reduce your Account Value.

-------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                       Surrender Charge                Transfer Charges                Withdrawal Fees

------------------------------------------------------------------------------------------------------------------------------
When Charged?                     When the Policy is              On transfers among              On withdrawals after the
                                  surrendered or otherwise        Sub-Accounts or from            first withdrawal in the
                                  terminates.                     Sub-Accounts to the Fixed       Policy Year.
                                                                  Account after the first 12
                                                                  transfers in a Policy Year.

------------------------------------------------------------------------------------------------------------------------------
How Much Charged?                 This charge is based on the     $10 per transfer                $50 per withdrawal
                                  surrender target amounts
                                  associated with your Base
                                  Specified Amount and the
                                  Coverage Year of each
                                  Coverage Layer. The maximum
                                  surrender charge is 90% of
                                  the surrender target amounts
                                  for your Policy. (See
                                  Supplements D & E)

------------------------------------------------------------------------------------------------------------------------------
How Charged?                      We reduce your Account Value.   We reduce your Account Value.   We reduce your Account Value.

------------------------------------------------------------------------------------------------------------------------------

                           CONTINUATION OF YOUR POLICY

Continuation of Insurance Coverage

On each Monthly Anniversary Day, we determine whether your insurance coverage will continue. If your Net Cash Surrender Value is equal to or more than the monthly charges to be charged on the Monthly Anniversary Day, your Policy will continue.

If your Net Cash Surrender Value is less than the monthly charges, then a Grace Period related to the continuation of your Policy will start unless the Five-Year No-Lapse Guarantee described below applies. If the Five-Year No-Lapse Guarantee does not apply, and you do not make the required additional premium payment during the Grace Period, your Policy will lapse without value.

     o Monthly charges include the Monthly Deduction and the Monthly Expense Charge. The Monthly Deduction includes the amount deducted for the cost of insurance plus the cost of any additional benefits provided under your Policy by rider.

     o Supplement F to this Prospectus contains a description of the procedures we use to determine if your Policy meets the conditions for the Five-Year No-Lapse Guarantee.

     o Grace Periods, which are designed to give you time to make an additional premium payment, are explained below.

Continuation Coverage Under the Five-Year No-Lapse Guarantee

Even if your Net Cash Surrender Value on a Monthly Anniversary Day is not sufficient to continue your Policy, your Policy may continue under the Five-Year No-Lapse Guarantee. During the first 5 years after the Policy Date, we guarantee that we will not terminate your Policy or start a Grace Period related to continuation of your Policy.

On each Monthly Anniversary Day, we determine if your Policy meets the conditions for the Five-Year No-Lapse Guarantee as described in Supplement F. If your Policy does not meet these conditions, then a Grace Period will start. If you do not make the required additional premium payment during this Grace Period, you will lose the Five-Year No-Lapse Guarantee. It cannot be reinstated.

Minimum Annual Premium

Your minimum annual premium for the Five-Year No-Lapse Guarantee is shown on your Policy Schedule. We use the minimum annual premium to determine if you have met the conditions for continuing your insurance coverage under this provision.

If you make any changes in your Policy that result in an increase in the Specified Amount or you add any riders, we will determine a new minimum annual premium. We will send you a new Policy Schedule showing the new minimum annual premium.

However, we will not change your minimum annual premium if you make any changes to your Policy that result in a decrease in the Specified Amount or if you cancel any riders.

Grace Periods

A Grace Period is a 61-day period that starts on the day after we mail you the applicable notice. Under certain circumstances, the Grace Periods related to the continuation of your Policy and the continuation of the Five-Year No-Lapse Guarantee may overlap or start at the same time. The chart below shows how a Grace Period works.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Maintenance of Five-Year
          Continuation of Your Policy                                                  No-Lapse Guarantee
--------------------------------------------------------------------------------------------------------------------------------
o  A Grace Period related to the continuation of your              o   A Grace Period related to the Five-Year No-Lapse
   Policy will start if:                                               Guarantee will start if your Policy does not meet the
                                                                       conditions for this guarantee.

   o  Your Net Cash Surrender Value is not sufficient on a         o   The notice will tell you the amount of the minimum
      Monthly Anniversary Day.                                         additional premium you must pay to maintain the Five-Year
                                                                       No-Lapse Guarantee.
   o  The Five-Year No-Lapse Guarantee does not apply.
                                                                   o   If you make the required additional premium payment
o  The notice will tell you the amount of the minimum additional       during the Grace Period, the Five-Year No-Lapse Guarantee
   premium you must pay to keep your Policy in effect.                 will continue to be effective.

o  If you make the required additional premium payment during the  o   If you do not make the required additional premium
   Grace Period, your Policy will continue to be effective.            payment during the Grace Period, you will lose the
                                                                       Five-Year No-Lapse Guarantee.
o  If you do not make the required additional premium
   payment during the Grace Period, your Policy will terminate at  o   The Five-Year No-Lapse Guarantee cannot be reinstated.
   the end of the Grace Period without value.

o  If the Insured dies during the Grace Period, we will reduce the
   Death Proceeds by the amount of any unpaid charges up to 3 times the sum of the Monthly Deduction and the Monthly Expense Charge.
---------------------------------------------------------------------------------------------------------------------------------

Policy Lapse

If a Grace Period related to the continuation of your Policy ends, you have not paid the minimum additional premium needed to continue your Policy and the Five-Year No-Lapse Guarantee does not apply, your Policy will lapse and you will not receive any money from us because the Net Cash Surrender Value of your Policy will have been reduced to zero.

Reinstatement

If your Policy was terminated but the Insured is still living, you can ask us to reinstate your Policy at any time during the 5-year period after the Grace Period ends. We will reinstate your Policy if:

     o    We receive satisfactory evidence of insurability.

     o You pay a premium that increases your Net Cash Surrender Value to an amount equal to or greater than:

          o All costs and charges that we would have deducted from your Account Value on each Monthly Anniversary Day from the date of termination to the date of reinstatement and

          o The Monthly Deduction and Monthly Expense Charge for the next 3 months

     o You pay or reinstate any Indebtedness that was outstanding on the date of termination.

If you do not maintain the Five-Year No-Lapse Guarantee, we will not reinstate it.

Investor Alert

     o You may be able to purchase a rider that will extend this guarantee of continued coverage for longer periods of time.

                                     RIDERS

Each rider's description in this Prospectus is subject to the specific terms of the rider as each contains definitions, contractual limitations and conditions. Issue age or other restrictions may apply to a rider. Rider provisions may vary slightly from state to state according to state law. All riders may not be available in your state. You should review any rider before purchasing it.

Included Riders

The Accelerated Death Benefit Plus Rider summarized below is automatically included with every Policy issued in a state where such an insurance benefit is permitted and if the Insured meets certain underwriting conditions. If the Accelerated Death Benefit Plus Rider is not available, the Accelerated Death Benefit Rider summarized below will be automatically included with every Policy issued in a state where the insurance benefit is permitted and if the Insured meets certain underwriting conditions. When the Accelerated Death Benefit Plus Rider becomes available in your state and the Insured meets the underwriting conditions, we will amend your previously issued Policy by substituting the Accelerated Death Benefit Plus Rider for the Accelerated Death Benefit Rider. You should ask your insurance agent/financial representative if these insurance benefits are available in your state and whether the Insured meets these underwriting conditions.

Accelerated Death Benefit Plus Rider

Benefit Summary:             Enables you to obtain an advance against the Death
                             Benefit upon any of the following qualifying events:

                                   (1)  the Insured has been diagnosed with a
                                        Critical Illness;

                                   (2)  the Insured has been Permanently
                                        Confined to a Nursing Home; or

                                   (3) the Insured has been diagnosed as having a Terminal Illness.

                             Only one election may be made for each type of qualifying event.

Benefit Description:         When a qualifying event occurs, we will make
                             special loans to you secured by your Death Benefit payable under the Policy. The cumulative maximum amount of these special loans depends on which type of qualifying event occurs and described in the rider.

                             Multiple special loan advances are permitted during a specified (depending on the qualifying event) period from the date of the first advance until you reach the maximum amount. The minimum special loan is $5,000. We charge interest at an annual rate of 8% on all special loans we make to you.

                             Some or all of the special loan advances may be considered taxable by the Internal Revenue Service. You should consult your tax adviser before requesting an advance under this rider.

                             The Death Benefit will be reduced by the amount of all special loan advances, including interest, upon the death of the Insured.

Excluded Coverage:           This advance must be voluntarily elected. It is not
                             available if:

                                   o    You are required to elect this benefit
                                        by law to meet the claims of creditors;
                                        or

                                   o    You are required to elect this benefit
                                        by a government agency in order to
                                        apply, keep or maintain a government
                                        benefit.

Cost of Benefits:            No charge until elected. We reserve the right to
                             assess an administrative charge of up to $150.00 per qualifying event. We charge interest at a rate of 8% per year on the amount of the advance.

Termination of Benefits:     The benefits terminate on the earliest of
                              o The date your Policy ends;
                              o The date the cumulative maximum amount
                                has been advanced; or
                              o The date the Insured is age 100.

--------------------------------------------------------------------------------
Accelerated Death Benefit Rider
--------------------------------------------------------------------------------

Benefit Summary:             Enables you to obtain an advance against the Death
                             Benefit upon diagnosis of fatal illness

Benefit Description:         When the Insured is diagnosed with a fatal illness,
                             we will make special loans to you secured by the Death Benefit payable under the Policy. The cumulative maximum amount of these special loans will be equal to the lesser of:

                                   o    $250,000; or

                                   o 60% of the difference between your Death Benefit and the maximum amount you are able to borrow from your Policy.

                             Multiple special loan advances are permitted during the 12-month period from the date of the first advance until you reach the maximum amount. The minimum special loan is $5,000. We charge interest at an annual rate of 8% on all special loans we make to you.

                             Some or all of the special loan advances may be considered taxable by the Internal Revenue Service. You should consult your tax adviser before requesting an advance under this rider.

                             The Death Benefit will be reduced by the amount of all special loan advances, including interest, upon the death of the Insured.

Excluded Coverage:           This advance must be voluntarily elected. It is not
                             available if:

                                   o    You are required to elect this benefit
                                        by law to meet the claims of creditors;
                                        or

                                   o    You are required to elect this benefit
                                        by a government agency in order to
                                        apply, keep or maintain a government
                                        benefit

Cost of Benefits:            No charge until elected. We reserve the right to
                             assess an administrative charge of up to $150.00.
                             We charge interest at a rate of 8% per year on the amount of the advance.

Termination of Benefits:     The benefits terminate on the earlier of:

                                   o    The date your Policy ends; or

                                   o    The date the cumulative maximum amount
                                        has been advanced


If the Insured is between the ages of 0 and 65 when the Policy is issued, the Extended Maturity Benefit Rider summarized below is automatically included with every Policy issued in a state where such an insurance benefit is permitted. You should ask your insurance agent/financial representative if these insurance benefits are available in your state.

--------------------------------------------------------------------------------
Extended Maturity Benefit Rider
--------------------------------------------------------------------------------

Benefit Summary:             If the Insured has a positive Net Cash Surrender
                             Value and is 100 years of age, the Policy will continue in effect until the Insured's death or until the Policy is surrendered.

Benefit Description:         The Policy will continue in effect on and after the
                             Policy Anniversary on which the Insured is age 100 if the Insured has a positive Net Cash Surrender
                             Value. For that time period, the death benefit will be revised to equal:

                                   o    The greater of the Specified Amount or
                                        the cash Surrender Value of the Policy;
                                        less

                                   o    Any Indebtedness.

                             Except for payment of proceeds, account activity will be suspended during this time period. Your entire Account Value will be transferred to the Fixed Account.

Excluded Coverage:           We will not provide this benefit if the Net Cash
                             Surrender Value is not positive on the day before
                             the Policy Anniversary on which the Insured is age
                             100

Cost of Benefits:            None

Termination of Benefits:     The benefits terminate at the earlier of:

                                   o    The date your Policy ends; or

                                   o    Upon cancellation of the rider.

Optional Riders

Subject to certain underwriting conditions and other requirements, you may add one or more of the following optional insurance benefits to your Policy by rider. We will deduct the cost of any rider as a part of the Monthly Deduction. Each available optional insurance benefit (or rider) is summarized below. You should ask your insurance agent/financial representative if these insurance benefits are available in your state and whether these underwriting conditions and other conditions are met.

--------------------------------------------------------------------------------
Accidental Death Rider
--------------------------------------------------------------------------------

Benefit Summary:             Pays an additional death benefit if the Insured's
                             death is caused by accidental bodily injury

Benefit Description:         You select the Accidental Death Benefit Amount. The
                             Accidental Death Benefit Amount will be added to the Death Proceeds and paid under the same Income
                             Plan. Under certain circumstances, we will pay 2 times your Accidental Death Benefit Amount.

Excluded Coverage:           We will not pay an Accidental Death Benefit if the
                             Insured's injury or death resulted from certain risks, such as suicide, certain travel in aircraft, certain use of drugs and participation in an activity while intoxicated.

Cost of Benefits:            Depends on the Insured's Attained Age and selected
                             Accidental Death Benefit Amount

Termination of Benefits:     The benefits terminate at the earliest of:

                                   o    The date your Policy ends;

                                   o    Upon cancellation of the rider; or

                                   o The day before the Policy Anniversary on which the Insured is 70 years old.

--------------------------------------------------------------------------------
Additional Life Rider
--------------------------------------------------------------------------------

Benefit Summary:             Provides an additional amount of insurance
                             coverage, the Additional Life Rider Specified
                             Amount, on the life of the Insured that is payable as a part of the death benefit under the Policy.

Benefit Description:         You select the Additional Life Rider Specified
                             Amount.

                                   o    Minimum = $25,000

                                   o Maximum = 10 times Base Specified Amount of the Policy

                             The Additional Life Rider Specified Amount is added to the Base Specified Amount to determine the Specified Amount and the Death Benefit of the Policy.

                             Surrender charges and per $1,000 charges under the Policy do not apply to the Additional Life Rider Specified Amount.

Excluded Coverage:           This benefit is not available if you purchase the
                             Extended No-Lapse Guarantee Rider.

Cost of Benefits:            Changes the cost of insurance charge rates and
                             alters the per $1,000 charge and the surrender charge for the Additional Life Rider Specified
                             Amount portion of the Policy's Specified Amount.

Termination of Benefits:     The benefits terminate on the earlier of:

                                   o    The date your Policy ends; or

                                   o    Upon cancellation of the rider.

--------------------------------------------------------------------------------
Children's Term Rider
--------------------------------------------------------------------------------

Benefit Summary:             Pays a death benefit if an Insured Child dies

Benefit Description:         For each eligible Insured Child that you name in
                             your application or in a written request, you select the Children's Term Benefit Amount that will be applicable to each Insured Child. The Children's
                             Term Benefit Amount will be paid upon the death of an Insured Child and can be paid under an Income
                             Plan.

                             Under most circumstances, if the Insured dies, the insurance on each Insured Child provided by this rider will become fully paid-up nonparticipating term insurance and will continue until each Insured Child's 23rd birthday. After an Insured Child is age 18, that Insured Child may convert the term insurance policy to a whole life plan.

Excluded Coverage:           This rider provides coverage only for Insured
                             Children of the Insured. An Insured Child includes any child of the Insured who was at least 15 days old and less than 18 years old when named in the application. An Insured Child also includes any child at least 15 days old, who after the date of application for this rider, was born of any marriage of the Insured or was adopted by the Insured when less than 18 years of age.

Cost of Benefits:            Depends only on selected Children's Term Benefit
                             Amounts

Termination of Benefits:     The benefits terminate on the earliest of:

                                   o    The date your Policy ends;

                                   o    The date you cancel the rider;

                                   o The day before the Policy Anniversary on which the Insured is 65 years old;

                                   o On an Insured Child's 23rd birthday, for that Insured Child; or

                                   o    The day an Insured Child exercises the
                                        conversion option, for that Insured
                                        Child.

--------------------------------------------------------------------------------
Disability Credit Rider
--------------------------------------------------------------------------------


Benefit Summary:             Makes premium payments equal to the "Credit Amount"
                             while you are disabled, as "disabled" is defined in the rider

Benefit Description:         You select the Credit Amount. The Credit Amount is
                             the annual amount of premium payments we will pay under this optional policy benefit. The Credit
                             Amount must always be greater than or equal to your minimum annual premium for the Five-Year No-Lapse
                             Guarantee.

                             Your Credit Amount may be adjusted if the minimum annual premium changes.

                             We make a premium payment of 1/12 of the Credit Amount for each month you are disabled. This amount may or may not be sufficient to keep your Policy in effect.

Excluded Coverage:           Disabilities that result from the following are not
                             covered:

                                   o    Self-inflicted injuries

                                   o    A declared or undeclared war

                                   o Injuries or diseases that first manifest while this optional insurance benefit is not in force

Cost of Benefits:            Depends on the Insured's Attained Age and selected
                             Credit Amount

Termination of Benefits:     The benefits terminate on the earliest of:

                                   o    The date your Policy ends;

                                   o    Upon cancellation of the rider; or

                                   o The day before the Policy Anniversary on which the Insured is 60 years old, unless such benefits are being paid at that time.

--------------------------------------------------------------------------------
Extended Maturity Benefit Plus Rider
--------------------------------------------------------------------------------

Benefit Summary:             If the Insured has a positive Net Cash Surrender
                             Value and is 100 years of age, the Policy will continue in effect until the Insured's death or until the Policy is surrendered.

Benefit Description:         The Policy will continue in effect on and after the
                             Policy Anniversary on which the Insured is age 100 if the Insured has a positive Net Cash Surrender
                             Value. For that time period, the death benefit under the Policy will be Option 2. We will not change your Specified Amount if you had Option 1 selected when we change your death benefit to Option 2.

                             Except for payment of proceeds, account activity will be suspended during this time period. Your entire Account Value will be transferred to the Fixed Account.

Excluded Coverage:           We will not provide this benefit if the Net Cash
                             Surrender Value is not positive on the day before the Policy Anniversary on which the Insured is age
                             100.

Cost of Benefits:            Depends on Insured's age when the rider is issued.
                             You may elect to defer the costs of this rider until the Insured is age 80. If you defer the costs of this rider, you will generally pay a higher charge.

Termination of Benefits:     The benefits terminate at the earlier of:

                                   o    The date your Policy ends; or

                                   o    Upon cancellation of the rider.

--------------------------------------------------------------------------------
Insured Insurability Rider
--------------------------------------------------------------------------------

Benefit Summary:             Provides an option to purchase additional insurance
                             on the life of the Insured without evidence of insurability

Benefit Description:         We provide you an option to purchase additional
                             insurance on the life of the Insured without evidence of insurability. The Insured Insurability
                             Option Amount you select is the amount of additional insurance you have the option to purchase.

                             Under most circumstances, the options may be exercised on each regular option date. The regular option dates are the Policy Anniversaries that occur after the Insured is ages 25, 28, 31, 34, 37 and 40.

                             The options may also be exercised on alternate option dates. An alternate option date occurs on the 90th day following each of the following:

                                   o    Insured's marriage

                                   o    Birth of a living child of Insured

                                   o    Adoption of a child by Insured

                             The exercise of an option on an alternate option date cancels the next regular option date still available.

Excluded Coverage:           N/A

Cost of Benefits:            Depends on the Insured's Attained Age and selected
                             Insured Insurability Option Amount

Termination of Benefits:     The benefits terminate on the earliest of

                                   o    The date your Policy ends;

                                   o    Upon cancellation of the rider; or

                                   o    The Policy Anniversary on which the
                                        Insured is 40 years old.

--------------------------------------------------------------------------------
Extended No-Lapse Guarantee Rider
--------------------------------------------------------------------------------


Benefit Summary:             If you meet certain conditions of this rider, we
                             guarantee not to terminate the Policy or begin the Grace Period during the Guaranteed Minimum
                             Continuation Period.

Benefit Description:         Beginning on the fifth anniversary of the Policy
                             Date and continuing through the Guaranteed Minimum
                             Continuation Period, we will not terminate the Policy or begin a Grace Period if, as calculated from the Policy Date, the sum of premiums paid, less any withdrawals and Indebtedness, is equal to or greater than a minimum amount specified in the rider.

                             If you do not satisfy the minimum premium requirements on any Monthly Anniversary Date beginning in Policy Year 6, we will allow a Grace Period. A Grace Period is a 61-day period that starts on the day after we mail you the applicable notice that indicates the minimum premium payment you must pay to keep this rider in force. If you do not make the minimum premium payment within the Grace Period, this rider will terminate.

Excluded Coverage:           This benefit is not available if you purchase the
                             Additional Life Rider.

Cost of Benefits:            $0.01 per $1,000 of Specified Amount and Other
                             Insured Benefit Amount starting in Policy Year 6

Termination of Benefits:     The benefits terminate on the earliest of:

                                   o    The date your Policy ends;

                                   o    The date you cancel the rider;

                                   o    The last day of the Guaranteed Minimum
                                        Continuation Period;

                                   o    The last day of the Grace Period if you
                                        fail to make adequate premium payments
                                        during the Grace Period for this rider;
                                        or

                                   o    During the first 5 Policy Years, the
                                        date you fail to satisfy the conditions
                                        of the Five-Year No-Lapse Guarantee

                             If this rider lapses or is terminated, it cannot be reinstated.

--------------------------------------------------------------------------------
Other Insured Rider
--------------------------------------------------------------------------------

Benefit Summary:             Pays for a death benefit if an Other Insured dies

Benefit  Description:        For each Other Insured that you name in your
                             application, you select an Other Insured Benefit
                             Amount. The Other Insured Benefit Amount will be paid to the designated beneficiary upon the death of an Other Insured and can be paid under an Income
                             Plan.

                             Under most circumstances, if the Insured dies, each Other Insured has the right to convert the coverage to a new life insurance policy.

                             Until the Policy Anniversary on which an Other Insured is age 85, that Other Insured may convert the coverage to any life insurance policy (other than term insurance) that we regularly issue.

Excluded Coverage:           N/A

Cost of Benefits:            Depends on each Other Insured's Attained Age,
                             gender and underwriting class and selected Other
                             Insured Benefit Amounts

Termination of Benefits:     The benefits terminate on the earliest of:

                                   o    The date your Policy ends;

                                   o    The date you cancel the rider;

                                   o The day before the Policy Anniversary on which the Insured is 100 years old;

                                   o The day before the Policy Anniversary on which the Other Insured is 95 years old, for that Other Insured; or

                                   o    The day an Other Insured exercises the
                                        conversion options, for that Other
                                        Insured.

                       OTHER INFORMATION ABOUT YOUR POLICY

Policy is a Contract

The Policy is a legal contract between you and us to insure the life of the person named in the application as the Insured. We provide the insurance coverage and other benefits described in the Policy in exchange for your completed application and your premium payments.

When we refer to the Policy, we mean the entire contract, which consists of:

     o    The basic policy;

     o    The application;

     o    Any supplemental applications; and

     o Any optional policy benefits, riders, endorsements or amendments that add provisions or change the terms of the basic policy.

The description of the Policy in this Prospectus is subject to the specific terms of your Policy as it contains specific contractual provisions and conditions. If the terms of your Policy differ from the description of the Policy in the Prospectus, you should rely on the terms in your Policy.

The Policy is subject to the laws in the state in which it is issued. To the extent that the Policy may not comply with the applicable state law, we will interpret it so that it complies.

Modification of Policy

Upon notice to you, we may modify your Policy:

     o If such modification is necessary to make the Policy comply with any law or regulation issued by a governmental agency applicable to the Policy;

     o If such modification is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

     o If such modification is necessary to reflect a change in the operation of the Company, Separate Account 1 or the Sub-Accounts; or

     o If such modification adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of a modification, we may make appropriate endorsement to the Policy to reflect the modification.

Your insurance agent/financial representative cannot change any of the terms of the Policy, extend the time for making premium payments or make any other agreement that would be binding on us.

Extended Maturity Benefit

On the Policy Anniversary after the Insured turns age 100, the total of the then current value of your Sub-Accounts will be automatically transferred to the Fixed Account, where it will begin earning interest at the Fixed Account's then current rate. Also, the interest rate credited to your Loan Account will be increased to equal the interest rate charged against any policy loans. After that time, we will not accept any further premium payments, we will not deduct any further charges, we will not permit you to transfer your money from the Fixed Account, we will not permit any additional loans and your Death Benefit will be revised to equal the Net Cash Surrender Value of your Policy. Your Policy will continue in effect until the Insured's death or until the Policy is surrendered for its Net Cash Surrender Value.

Conversion to a Fixed Policy

You may elect to convert your Policy to a fixed policy at any time:

     o Within 24 months of your Policy Date or such other period as may be required by state law; or

     o    Within 60 days of the later of:

          o a notification of a change in the investment policy of Separate Account 1; or

          o    the effective date of the change.

If you elect to convert your Policy, we will transfer the entire value of your investment in the Sub-Accounts to the Fixed Account. We will not charge you for this transfer. After the date of your election to convert your Policy, Net Premiums may not be allocated and transfers may not be made to any of the Sub-Accounts. All other terms and charges of your Policy will continue to apply.

Where required by state law, we will convert your Policy to a permanent whole life plan of insurance that was available for purchase on your Policy Date.

Confirmations and Statements

We will send you confirmation statements of premium payments, loans, transfers or withdrawals as required by law. We will also send you periodic statements showing the value of your investment in the Sub-Accounts and the Fixed Account and listing all financial transactions made with respect to your Policy during that period.

If you have invested money in a Sub-Account, you will also receive semi-annual reports for the Fund in which the Sub-Account invests. These semi-annual reports will include a list of portfolio securities held by the underlying Fund.

Processing Guidelines

We use certain guidelines to determine when we will process your Policy application and other instructions. These processing guidelines determine your Policy Date and the effective date of instructions that you send to us. The effective date depends upon:

     o Whether we receive your application or instructions before or after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time);

     o    Whether the New York Stock Exchange is open at that time; and

     o    Whether your application and instructions are in good order.

If you are the sole owner of the Policy, you must sign the Policy application and other instructions. If you and another person are joint owners of your Policy, you and your joint owner must both sign your Policy application and instructions.

Required Note on Computations

Calculations are based on the mortality table shown on your Policy Schedule.

We have filed a detailed statement of our computations with the applicable state insurance departments. The values under this Policy are not less than those required by the law of your state. Any benefit provided by an attached rider will not increase these values unless stated in the rider.

The method used in calculating Policy values will be based on the actuarial procedures that recognize the variable nature of this Policy.

Projection of Benefits and Values

In addition to any examples and illustrations provided to you by your insurance agent/financial representative, you may request that we send you a hypothetical illustration of Policy benefits and values. We may charge a reasonable fee to provide this information to you.

Incontestability

We issue the Policy in reliance on the answers you provided in the application and any supplemental applications. These answers are considered representations, and not warranties. We have assumed that all these answers are true and complete. If they are not, we may have the right to contest and void the Policy as if it had not been issued. Except for cases involving termination of the Policy for fraud, we will not contest:

     o The Policy after the Policy has been in effect for 2 years during the Insured's lifetime

     o Any increase in Specified Amount after the increase has been in effect for 2 years during the Insured's lifetime

     o Any rider attached to the Policy after the rider has been in effect for 2 years (except that in some states we reserve the right to contest the validity of any rider providing premium credit or accidental death benefits)

During these 2-year periods, we may contest the validity of your Policy, any increase in Specified Amount or the validity of any riders based on material misstatements made in the application or any supplemental application. No statement will be used in contesting a claim unless it is in an application or supplemental application and a copy of the application is attached to the Policy.

Except as otherwise required by state law, if your Policy is reinstated after termination, the 2-year period of contestability begins on the reinstatement date. If the Policy has been in effect for 2 years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than 2 years, it will be contestable as to statements made in the reinstatement application as well as the initial application and any supplemental applications.

Defending Against Claims

We will not use any statement you made to defend against a claim under your Policy unless it is in an application or supplemental application and a copy of the application is attached to the Policy.

Suicide Exclusion

Your Policy does not cover suicide by the Insured, whether sane or insane, during the 2-year period beginning with the Policy Date. If the Policy is in effect and the Insured commits suicide during this 2-year period, we will not pay any Death Benefit but will pay you the greater of the following amounts:

     o Your premium payments, less any Indebtedness, less any previous withdrawals, and less all monthly costs of insurance on all persons other than the Insured ever covered by rider; or

     o    The Net Cash Surrender Value.

With respect to any increase in Specified Amount, we will not pay death benefits if the Insured, whether sane or insane, commits suicide within 2 years from the effective date of the increase. If the Policy has been in effect for more than 2 years after the Policy Date but less than 2 years from an increase in Specified Amount, we will return the monthly costs of insurance charged for the increase and pay death benefits based on the previous Specified Amount (on which the 2-year suicide exclusion has expired).

This provision also applies to any rider attached to the Policy. The 2-year period begins on the rider's date of issue. In some states the suicide exclusion period may be less than 2 years and may include other limitations.

Except as otherwise required by state law, if your Policy terminates and is later reinstated, we will measure the 2-year period from the effective date of reinstatement. Any premium payment refund will be limited to premiums paid on or after the effective date of reinstatement.

Termination of Your Policy

Your Policy will terminate and all insurance coverage under the Policy will stop in the following instances:

     o As of the date on which we receive notice from you requesting that the Policy be cancelled

     o As of the date the Insured dies (although some riders may provide benefits for other covered persons beyond the Insured's death)

     o As of the date a Grace Period related to the continuation of your Policy expires

     o As of 31 days or such other period as may be required by state law after we mail you a notice that your Indebtedness exceeds your Cash Surrender Value less the Monthly Deduction and the Monthly Expense Charge for the current month unless you make the necessary premium payment to continue the Policy

No Dividends

The Policies are "non-participating," which means that they do not pay dividends.

Misstatement of Age or Gender

If the age or gender of the Insured is misstated in information sent to us, we will change any benefits under the Policy to those benefits that your cost of insurance charge for the month of death would provide if the correct age and gender had been stated. If we do not discover the misstatement until after the payment of the Policy proceeds under one of the Income Plans has started, we will deduct any overpayments, plus compound interest, from subsequent payments and we will pay any underpayments, plus compound interest, in a lump sum.

Telephone Security Procedures

We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

Assignment

Generally, you may assign your Policy. We will not be bound by an assignment until we receive and record written notice of the assignment at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your rights and the rights of your Beneficiary will be affected by an assignment. We are not responsible for the validity or any tax consequences of any assignment.

INFORMATION ABOUT THE INVESTMENT OPTIONS

The Sub-Accounts and the Funds

You may allocate all or part of your Net Premiums to one or more Sub-Accounts. You may also transfer amounts among the Sub-Accounts or make limited transfers from the Fixed Account to the Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Fund of Deutsche Asset Management VIT Funds (Deutsche); Fidelity(R) Variable Insurance Products Funds (Fidelity); Janus Aspen Series (Janus); The Legends Fund, Inc. (Legends); MFS(R) Variable Insurance TrustSM
(MFS); Oppenheimer Variable Account Funds & Oppenheimer's Panorama Series Fund, Inc. (Oppenheimer) or Touchstone Variable Series Trust (Touchstone).

Each Sub-Account buys shares of the corresponding Fund at net asset value without a sales charge. Dividends and capital gains distributions from a Fund are reinvested at net asset value without a sales charge and held by the Sub-Account as an asset. Each Sub-Account redeems Fund shares at net asset value to the extent necessary to make payment of Death Proceeds or other payments under the Policy.

The following table contains general information about the investment advisor, investment objective and principal investment strategies of each Fund in which a corresponding Sub-Account invests. The fund advisors and sub-advisors cannot guarantee that the Funds will meet their investment objectives nor is there any guarantee that your Account Value will equal or exceed the total of your Net Premiums. More complete information about each Fund, including information about its risks, performance and other investment strategies, is included in the prospectus of each Fund. Please read each prospectus carefully before you purchase a Policy or make other decisions about your investment options.

A Fund may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The Funds in which the Sub-Accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a Fund, such as implementation of investment policies, Fund expenses and the size of the Fund. In addition, your investment return from your Policy will be less than the investment return of a shareholder in the publicly available funds because you will pay additional charges related to your Policy, such as the Monthly Expense Charge.

We may enter into certain arrangements under which Columbus Life or Touchstone Securities, Inc. is reimbursed by the Funds' advisors, distributors and/or affiliates for administrative services Columbus Life and Touchstone Securities provide to the Funds.

--------------------------------------------------------------------------------
Deutsche VIT EAFE(R)Equity Index Fund
(Deutsche VIT EAFE(R) Equity Index Sub-Account)
--------------------------------------------------------------------------------


Fund Family:                 Deutsche Asset Management VIT Funds

Fund Advisor:                Bankers Trust Company

Investment Objective:        The Fund seeks to replicate, as closely as
                             possible, before deduction of expenses, the performance of the Morgan Stanley Capital
                             International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.

Principal Investment
Strategies:                  To attempt to match the country, industry and risk
                             characteristics of the EAFE(R)Index as closely as possible, the Fund invests in a statistically selected sample of securities found in the EAFE(R)Index. In an effort to run an efficient and effective strategy, the Fund first buys the stocks that make up the larger portions of the Index's value in roughly the same proportion as the Index.
                             In choosing smaller stocks, the Fund tries to match the industry and risk characteristics of all of the smaller companies in the EAFE(R)Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs.

--------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund
(Deutsche VIT Equity 500 Index Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Deutsche Asset Management VIT Funds
Fund Advisor:                Bankers Trust Company

Investment Objective:        The Fund seeks to match, as closely as possible,
                             before expenses, the performance of the Standard &
                             Poor's 500 Composite Stock Price Index (S&P 500
                             Index), which emphasizes stocks in large US companies.

Principal Investment
Strategies:                  To attempt to match the risk and return
                             characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of securities found in the S&P 500
                             Index, selecting stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics closely match those of the securities in the S&P 500 Index. Over the long term, the Fund seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index is 98% or better. A figure of 100% would indicate perfect correlation.

--------------------------------------------------------------------------------
Deutsche VIT Small Cap Index Fund
(Deutsche VIT Small Cap Index Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Deutsche Asset Management VIT Funds
Fund Advisor:                Bankers Trust Company

Investment Objective:        The Fund seeks to match, as closely as possible,
                             before expenses, the performance of the Russell
                             2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Principal Investment
Strategies:                  To attempt to match the risk and return
                             characteristics of the Russell 2000 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the Russell 2000 Index, selecting stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics closely match those of the securities in the Russell 2000 Index. Over the long term, the Fund seeks a correlation between the performance of the Fund, before expenses, and the Russell 2000 Index of 95% or better. A figure of 100% would indicate perfect correlation.

--------------------------------------------------------------------------------
Fidelity VIP(R) Equity-Income Portfolio - Service Class 2
(Fidelity VIP(R) Equity-Income Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund I
Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks reasonable income and will
                             consider the potential for capital appreciation.
                             The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500.

Principal Investment
Strategies:                  The Portfolio normally invests at least 65% of the
                             Portfolio's total assets in income-producing equity securities. The Portfolio may also invest its assets in other types of equity securities and debt securities, including lower-quality debt securities.

--------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2
(Fidelity(R) Contrafund(R) Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund II

Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks long-term capital appreciation.

Principal Investment
Strategies:                  The Portfolio normally invests its assets primarily
                             in common stocks. The Portfolio invests its assets in securities of companies it believes are undervalues by the public.

--------------------------------------------------------------------------------
Fidelity(R) VIP Growth & Income Portfolio - Service Class 2
(Fidelity(R) VIP Growth & Income Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund III

Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks a high total return through a
                             combination of current income and capital appreciation.

Principal Investment
Strategies:                  The Portfolio normally invests a majority of its
                             assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may also invests its assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends but offer prospects for future income or capital appreciation.

--------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class 2
(Fidelity(R) VIP Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund I

Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks to achieve capital
                             appreciation.

Principal Investment
Strategies:                  The Portfolio normally invests its assets primarily
                             in common stocks of companies it believes have above-average growth potential.

--------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2
(Fidelity(R) VIP Asset Manager(SM) Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund II


Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks to obtain high total return
                             with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

Principal Investment
Strategies:                  The Portfolio allocates its assets among the
                             following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all the varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year.
                             The short-term/money market class includes all types of short-term and money market instruments.

--------------------------------------------------------------------------------
Fidelity(R) VIP Balanced Portfolio - Service Class 2
(Fidelity(R) VIP Balanced Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund III

Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks both income and growth of
                             capital.

Principal Investment
Strategies:                  The Portfolio seeks to maintain a balance between
                             stocks and bonds. When the Portfolio's outlook is neutral, it will invest approximately 60% of its assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower quality debt securities. The
                             Portfolio may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the its total assets in fixed-income senior securities
                             (including debt securities and preferred stock).

--------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2
(Fidelity(R) VIP Mid Cap Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund III

Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks long-term growth of capital.

Principal Investment
Strategies:                  The Portfolio normally invests its assets primarily
                             in common stocks. The Portfolio normally invests at least 65% of its total assets in securities of companies with medium market capitalizations.
                             Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P MidCap 400 at the time of the Portfolio's investment.
                             Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

--------------------------------------------------------------------------------
Fidelity(R) VIP Money Market Portfolio - Initial Class
(Fidelity(R) Money Market Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Variable Insurance Products Fund I

Fund Advisor:                Fidelity Management & Research Company

Investment Objective:        The Portfolio seeks a high level of current income
                             as is consistent with preservation of capital and liquidity.

Principal Investment
Strategies:                  The Portfolio's principal investment strategies
                             include: (1) investing in U.S. dollar-denominated money market securities and repurchase agreements, and entering into reverse repurchase agreements;
                             (2) investing more than 25% of its total assets in the financial services industry; and (3) complying with industry-standard requirements for money market funds for the quality, security and diversification of investments.

--------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio - Service Class
(Janus Aspen Aggressive Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Janus Aspen Series

Fund Advisor:                Janus Capital Corporation

Investment Objective:        The Fund seeks long-term growth of capital.

Principal Investment
Strategies:                  The Fund invests primarily in common stocks
                             selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index.

--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio - Service Class
(Janus Aspen Capital Appreciation Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Janus Aspen Series

Fund Advisor:                Janus Capital Corporation

Investment Objective:        The Fund seeks long-term growth of capital.

Principal Investment
Strategies:                  The Fund is a non-diversified fund that invests
                             primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Class
(Janus Aspen Worldwide Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Janus Aspen Series

Fund Advisor:                Janus Capital Corporation

Investment Objective:        The Funds seeks long-term growth of capital in a
                             manner consistent with the preservation of capital.

Principal Investment
Strategies:                  The Fund invests primarily in common stocks of
                             companies of any size throughout the world. The
                             Fund normally vests in issuers from at least five different countries, including the United States.
                             The Fund may at times invest in fewer than five countries or even a single country.

--------------------------------------------------------------------------------
Legends Harris Bretall Sullivan & Smith Equity Growth Portfolio
(Legends Harris Bretall Sullivan & Smith Equity Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 The Legends Fund, Inc.

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Harris Bretall Sullivan & Smith LLC

Investment Objective:        The Fund seeks long-term capital appreciation.

Principal Investment
Strategies:                  The Fund invests primarily in stocks of established
                             companies with proven records of superior and consistent earnings growth. Its benchmark is the S&P 500. In selecting equity securities, the Fund looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles.

--------------------------------------------------------------------------------
Legends Third Avenue Value Portfolio
(Legends Third Avenue Value Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 The Legends Fund, Inc.

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            EQSF Advisers, Inc.

Investment Objective:        The Fund seeks long-term capital appreciation.

Principal Investment
Strategies:                  The Fund is a non-diversified fund that seeks to
                             achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the portfolio manager believes is their true value.
                             The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments, that it believes are undervalued. Acquisitions of these senior securities will generally be limited to those providing (1) protection against the issuer taking certain actions that could reduce the value of the security and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Fund's investments at any time will depend on the industries and types of securities the portfolio manager believes holds the most value.

--------------------------------------------------------------------------------
Legends Gabelli Large Cap Value Portfolio
(Legends Gabelli Large Cap Value Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 The Legends Fund, Inc.

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Gabelli Asset Management Company

Investment Objective:        The Fund seeks long-term capital appreciation.

Principal Investment
Strategies:                  Under normal market conditions, the Fund invests at
                             least 65% of its assets in common stocks of "Blue
                             Chip" companies that the portfolio manager believes are undervalued and have the potential to achieve significant capital appreciation. "Blue Chip" companies are large, well-known companies that have a market capitalization of greater than $5 billion.

--------------------------------------------------------------------------------
Legends Baron Small Cap Portfolio
(Legends Baron Small Cap Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 The Legends Fund, Inc.

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            BAMCO, Inc.

Investment Objective:        The Fund seeks long-term capital appreciation.

Principal Investment
Strategies:                  The Fund invests primarily in common stocks of
                             smaller companies with market values under $2 billion selected for their capital appreciation potential. In making investment decisions for the Fund, the portfolio manager seeks securities that it believes have (1) favorable price to value characteristics based on the portfolio manager's assessment of their prospects for future growth and profitability and (2) the potential to increase in value at least 50% over two subsequent years. The
                             Fund invests primarily in common stocks but may also invest in other equity or equity-linked securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

--------------------------------------------------------------------------------
MFS(R) Capital Opportunities Series - Service Class
(MFS(R) Capital Opportunities Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 MFS(R) Variable Insurance Trust(SM)

Fund Advisor:                Massachusetts Financial Services Company

Investment Objective:        The Series seeks capital appreciation.

Principal Investment
Strategies:                  The Series invests, under normal market conditions,
                             at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Series focuses on companies that it believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

--------------------------------------------------------------------------------
MFS(R) Emerging Growth Series - Service Class
(MFS(R) Emerging Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 MFS(R) Variable Insurance Trust(SM)

Fund Advisor:                Massachusetts Financial Services Company

Investment Objective:        The Series seeks to provide long-term growth of
                             capital.

Principal Investment
Strategies:                  The Series invests, under normal market conditions,
                             primarily (at least 65% of total assets) in the common stocks of companies believed to be early in their life cycle but have the potential to become major enterprises (emerging growth companies) or major enterprises whose rates of earnings growth are expected to accelerate. The portfolio manager selects securities based upon fundamental analysis. The Series may invest in foreign securities through which it may have exposure to foreign currencies. It has and may engage in active and frequent trading.

--------------------------------------------------------------------------------
MFS(R) Mid Cap Growth Series - Service Class
(MFS(R) Mid Cap Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 MFS(R) Variable Insurance Trust(SM)

Fund Advisor:                Massachusetts Financial Services Company

Investment Objective:        The Series' investment objective is long-term
                             growth of capital.

Principal Investment
Strategies:                  The Series invests, under normal market conditions,
                             at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization that the Series believes have above-average growth potential. Medium market capitalization companies are defined by the Series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Series' investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Series' 65% investment policy.

--------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class
(MFS(R) New Discovery Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 MFS(R) Variable Insurance Trust(SM)

Fund Advisor:                Massachusetts Financial Services Company

Investment Objective:        The Series' investment objective is capital
                             appreciation.

Principal Investment
Strategies:                  The Series invests, under normal market conditions,
                             at least 65% of its total assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for the securities. Emerging growth companies are companies that the Series believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises; or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Although emerging growth companies may be of any size, the Series will generally focus on smaller cap emerging growth companies that are early in their life cycle.

--------------------------------------------------------------------------------
Oppenheimer International Growth Fund/VA - Service Class
(Oppenheimer International Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Panorama Series Fund, Inc.

Fund Advisor:                OppenheimerFunds, Inc.

Investment Objective:        The Fund seeks long-term growth of capital.

Principal Investment
Strategies:                  Under normal circumstances, the Fund invests at
                             least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

--------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund/VA - Service Class
(Oppenheimer Aggressive Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Oppenheimer Variable Account Funds

Fund Advisor:                OppenheimerFunds, Inc.

Investment Objective:        The Fund seeks capital appreciation by investing in
                             "growth-type companies."

Principal Investment
Strategies:                  The Fund invests mainly in equity securities, such
                             as common stocks, and can invest in other equity securities, such as preferred stocks and securities convertible into common stocks. The Fund emphasizes investments in companies believed by the investment manager to have significant growth potential. The
                             Fund can invest in securities of issuers of all market capitalization ranges, but currently focuses on stocks of "Mid-Cap" issuers. The Fund can invest in domestic and foreign companies, although most of its investments are in stocks of U.S. companies.

--------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA - Service Class
(Oppenheimer Strategic Bond Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Oppenheimer Variable Account Funds

Fund Advisor:                OppenheimerFunds, Inc.

Investment Objective:        The Fund seeks a high level of current income
                             principally derived from interest on debt securities and seeks to enhance that income by writing covered call options on debt securities.

Principal Investment
Strategies:                  The Fund invests mainly in debt securities of
                             issuers in three market sectors: Foreign governments and companies, U.S. Government securities and lower-grade high-yield securities of U.S. and foreign companies. However, the Fund is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time.

--------------------------------------------------------------------------------
Touchstone Small Cap Value Fund
(Touchstone Small Cap Value Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Todd Investment Advisors, Inc.

Investment Objective:        The Fund seeks long-term growth of capital.

Principal Investment
Strategies:                  The Fund invests primarily (at least 75% of total
                             assets) in the common stocks of small to medium capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that are priced lower than they should be, and also contain a catalyst for growth.
                             The Fund may also invest up to 5% of its assets (at the time of purchase) in any one company. The Fund will limit its investments so that the percentage of the Fund's assets invested in a particular industry will not be more than double the percentage of the industry in the Russell 2000
                             Index.

--------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
(Touchstone Emerging Growth Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            David L. Babson & Company, Inc.
                             Westfield Capital Management Company, Inc.

Investment Objective:        The Fund seeks to increase the value of its shares
                             as a primary goal and to earn income as a secondary goal.

Principal Investment
Strategies:                  The Fund invests primarily (at least 65% of total
                             assets) in the common stocks of smaller, rapidly growing (emerging growth) companies. In selecting its investments, the portfolio managers focus on those companies they believe will grow faster than the U.S. economy in general. They also choose companies they believe are priced lower in the market than their true value.

--------------------------------------------------------------------------------
Touchstone High Yield Fund
(Touchstone High Yield Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Fort Washington Investment Advisors, Inc.

Investment Objective:        The Fund seeks to achieve a high level of current
                             income as its main goal. Capital appreciation is a secondary consideration in achieving its goal.

Principal Investment
Strategies:                  The Fund invests primarily (at lest 65% of total
                             assets) in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity between 6 and 10 years, but may vary between 4 and 12 years.

--------------------------------------------------------------------------------
Touchstone Value Plus Fund
(Touchstone Value Plus Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Fort Washington Investment Advisors, Inc.

Investment Objective:        The Fund seeks to increase the value of its shares
                             over the long-term.

Principal Investment
Strategies:                  The Fund invests primarily (at least 65% of total
                             assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages and are believed to be priced lower than their true value. These companies may not pay dividends. The Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks. Also, up to 70% of total assets may be invested in large cap companies and up to 30% may be invested in mid cap companies.

--------------------------------------------------------------------------------
Touchstone Enhanced 30 Fund
(Touchstone Enhanced 30 Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Todd Investment Advisors, Inc.

Investment Objective:        The Fund seeks to achieve a total return which is
                             higher than the total return of the Dow Jones
                             Industrial Average (DJIA).

Principal Investment
Strategies:                  The Fund's portfolio is based on the 30 stocks
                             which comprise the DJIA. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The portfolio manager uses a database of 4,000 stocks from which to choose the companies that will be substituted in the enhanced portion of the portfolio.

--------------------------------------------------------------------------------
Touchstone Bond Fund
(Touchstone Bond Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Fort Washington Investment Advisors, Inc.

Investment Objective:        The fund seeks to provide a high level of dividends
                             and distributions.

Principal Investment
Strategies:                  The Fund invests primarily in higher quality
                             investment grade debt securities (at least 65% of total assets). The Fund's investment in debt securities may be determined by the direction in which interest rates are expected to move because the value of these securities generally moves in the opposite direction from interest rates. The
                             Fund expects to have an average maturity between 5 and 15 years.

--------------------------------------------------------------------------------
Touchstone Standby Income Fund
(Touchstone Standby Income Sub-Account)
--------------------------------------------------------------------------------

Fund Family:                 Touchstone Variable Series Trust

Fund Advisor:                Touchstone Advisors, Inc.

Fund Sub-Advisor:            Fort Washington Investment Advisors, Inc.

Investment Objective:        The Fund seeks to provide a higher level of current
                             income than a money market fund, while also seeking to prevent large fluctuations in the value of the Sub-Account's initial investment. The Fund does not try to keep a constant $1.00 per share net asset value.

Principal Investment
Strategies:                  The Fund invests mostly in various types of money
                             market instruments. All investments will be rated at least investment grade. On average, the securities held by the Fund will mature in less than one year.

Neither Bankers Trust Company, Fidelity Management & Research Company, Janus Capital Corporation, Massachusetts Financial Services Company nor
OppenheimerFunds, Inc. is an affiliate of Columbus Life.

Special Considerations

Deutsche, Fidelity, Janus, MFS and Oppenheimer offer shares to Separate Account 1 and other separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. Touchstone offers its shares to the separate accounts of Columbus Life and affiliated life insurance companies to fund benefits under the Policies, other variable life insurance policies and variable annuity contracts. Legends offers its shares to the separate accounts of Columbus Life and affiliated life insurance companies to fund benefits under the Policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a Fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a Fund. If it becomes necessary for a separate account to replace its shares of a Fund with another investment, the Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, Deutsche, Fidelity, Janus, MFS, Oppenheimer and Columbus Life are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. Legends and Touchstone, which are not subject to such conditions, have adopted certain procedures that substantially reflect and implement the substance of these conditions. These conditions and procedures require the Board of Trustees of each Fund to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

Changes in the Sub-Accounts and the Funds

We may add, delete or combine Sub-Accounts. New Sub-Accounts will invest in Funds we consider suitable. We may also substitute a new Fund or similar investment option for the Fund in which a Sub-Account invests. We would make a substitution to ensure the underlying Fund continues to be a suitable investment. A substitution may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in the Fund's investment strategies or restrictions, a change in the availability of the Fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from Policy holders.

Fixed Account

The Net Premiums that you allocate to the Fixed Account will earn interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3%. We may, but are not required to, credit interest in excess of this rate. Different interest rates may apply to Net Premiums allocated, or amounts transferred, to the Fixed Account on different dates.

                          VALUATION OF YOUR INVESTMENT

Sub-Accounts

--------------------------------------------------------------------------------
    Accumulation Unit                         A unit of measure used to
                                              calculate a Policy owner's share
                                              of a Sub-Account. Although it is
                                              not the same as a mutual fund
                                              share, it is similar.

    Accumulation Unit Value                   The dollar value of an
                                              Accumulation Unit in a
                                              Sub-Account.
--------------------------------------------------------------------------------

The value of your interest in a Sub-Account is measured in Accumulation Units. An Accumulation Unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an Accumulation Unit varies from day to day depending on the investment performance of the Fund in which the Sub-Account is invested and the expenses of the Sub-Account.

The Accumulation Unit Value of each Sub-Account is calculated on each day that the New York Stock Exchange is open for business (Valuation Date). The Accumulation Unit Value of a Sub-Account on any Valuation Date is calculated by dividing the value of the Sub-Account's net assets by the number of Accumulation Units credited to the Sub-Account on the Valuation Date.

When you allocate Net Premiums or transfer amounts to a Sub-Account, your Account Value is credited with Accumulation Units. Other transactions, such as withdrawals and payments of the Monthly Deduction and Monthly Expense Charge, will decrease the number of Accumulation Units. The number of Accumulation Units added to or subtracted from your Account Value is calculated by dividing the dollar amount of the transaction by the Accumulation Unit Value for the Sub-Account at the close of trading on the Valuation Date when we process the transaction. We use the following guidelines to determine the Valuation Date when we process the transaction:

     o If we receive your premium payment or transfer instructions in good order on a Valuation Date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction on that Valuation Date.

     o    If not, we will process the transaction on the next Valuation Date.

To calculate the Accumulation Unit Value of a Sub-Account on any Valuation Date, we start with the Accumulation Unit Value from the preceding Valuation Date and adjust it to reflect the following items:

     o The investment performance of the Sub-Account, which is based on the investment performance of the corresponding Fund

     o    Any dividend or distributions paid by the corresponding Fund

     o Any charges or credits for taxes that we determined were the result of the investment operations of the Sub-Account

Supplement G to this Prospectus contains a description of the procedures we use to calculate the Accumulation Unit Value of a Sub-Account.

Fixed Account

The value of the Fixed Account is calculated daily and reflects the following transactions:

     o    Net Premiums allocated to the Fixed Account

     o    Withdrawals from the Fixed Account

     o    Transfers to and from the Fixed Account

     o    Interest credited to the Fixed Account

     o Charges assessed against the Fixed Account, such as the Monthly Deduction and Monthly Expense Charge

Supplement G to this Prospectus contains a description of the procedures we use to calculate the value in the Fixed Account.

                             PERFORMANCE INFORMATION

We may include performance information in advertisements, sales literature and reports to Policy owners or prospective owners.

We may report performance information in any manner permitted under applicable law. For example, we may report total returns and average annual total returns for the Funds and the Sub-Accounts or present performance information as a change in a hypothetical Policy owner's Account Value or Death Benefit. The performance information may cover various periods of time, including periods beginning with the start of operations of a Sub-Account or the Fund in which it invests. Performance information may not reflect the deduction of all charges applicable to a particular Policy. For example, performance information may not reflect the deduction of the cost of insurance charge because of the individual nature of this charge. If all charges applicable to a particular Policy were included, performance would be reduced.

You can request a personalized illustration that shows the performance of a hypothetical Policy. The illustration will be based on the hypothetical investment return that you request. The Net Cash Surrender Value provided in the illustration will assume all Fund charges and expenses, all Separate Account 1 charges and all Policy charges are deducted. The Account Value provided in the illustration will assume all charges except the surrender charge are deducted. Your Policy's actual investment performance may not be the same as the performance of the hypothetical Policy shown in the illustration. You should not consider any performance information to be an estimate or guarantee of future performance.

We may also compare the performance of a Sub-Account to the performance of other separate accounts or investments as listed in rankings prepared by independent organizations that monitor the performance of separate accounts and other investments. We may also include evaluations of the Sub-Accounts published by nationally recognized ranking services or nationally recognized financial publications.

                                  VOTING RIGHTS

Because each Sub-Account invests in a corresponding Fund, Columbus Life is entitled to vote at any meeting of the Fund's shareholders. Columbus Life, on behalf of Separate Account 1, votes the shares of a Fund that are held by a Sub-Account according to the instructions of the holders of the Policies who have invested in that Sub-Account.

If you have money in a Sub-Account on the record date for a meeting of the shareholders of the corresponding Fund, we will ask you for voting instructions. Your voting instructions will apply to a specific number of Fund shares. We will calculate this number by determining the percentage of the Sub-Account that you own and applying this percentage to the total number of Fund shares that the Sub-Account owns.

We will mail materials to you at least 14 days before the shareholder meeting so you can provide your voting instructions to us. If we do not receive voting instructions from you, we will still vote the shares for which you are entitled to provide instructions. We will vote these shares in the same proportion as the voting instructions received from Policy holders who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may not ask the Policy holders for voting instructions if the applicable rules and regulations change and permit us to vote the shares of the Fund. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change.

We may disregard the voting instructions of Policy holders under certain circumstances and state insurance regulators may require us to disregard these instructions under certain circumstances. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

              COLUMBUS LIFE INSURANCE COMPANY & SEPARATE ACCOUNT 1

Columbus Life Insurance Company

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the department of insurance of the various states in which it is licensed to transact business.

Investments allocated to the Fixed Account are held in Columbus Life's general account along with Columbus Life's other assets. The interests of the Fixed Account have not been registered under the Securities Act of 1933 and Columbus Life's general account has not been registered as an investment company under the Investment Company Act of 1940. As a result, the staff of the Securities and Exchange Commission has not reviewed the information in this Prospectus about the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain general provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Because of state insurance law requirements, Columbus Life maintains reserves to cover its obligations under the Policies. The assets of Separate Account 1 attributable to the Policies make up a part of these reserves. Although these reserves support the Policies, Policy owners have no ownership interest in these reserves and any excess reserves will be for the benefit of Columbus Life and not the Policy owners. The general account of Columbus Life is available to satisfy Columbus Life's obligations under the Policies.

Directors of Columbus Life. Columbus Life is managed by its Board of Directors, 4 of whom are also officers of Columbus Life or WSLIC. Each Director's principal business address is 400 East Fourth Street, Cincinnati, Ohio 45202, unless otherwise noted. The following persons serve as directors of Columbus Life:

      Name                               Principal Occupation (Past 5 years)
      ----                               -----------------------------------

      William J. Williams                Chairman of the Board of Columbus Life
                                         since 1989; Chairman of the Board of
                                         WSLIC and Western-Southern Life
                                         Assurance Company (WSLAC) since 1989;
                                         Chief Executive Officer of WSLIC and
                                         WSLAC 1989-1994.

      John F. Barrett                    Vice-Chairman of the Board of Columbus
                                         Life since 1987; Chief Executive
                                         Officer of WSLIC and WSLAC since 1994;
                                         President of WSLIC and WSLAC since
                                         1989; Chief Operating Officer of WSLIC
                                         and WSLAC 1989-1994.

      Lawrence L. Grypp                  President and Chief Executive Officer
                                         of Columbus Life since 1999; President
                                         and Chief Executive Officer of Summit
                                         Financial Resources, Inc. 1998-1999;
                                         Executive Vice President of
                                         Massachusetts Mutual Life Insurance
                                         Company 1976-1996.

      James N. Clark                     Executive Vice President and Secretary
                                         of WSLIC and WSLAC since 1997;
                                         Executive Vice President, Secretary and
                                         Treasurer of WSLIC and WSLAC 1996-1997;
                                         Executive Vice President and Treasurer
                                         of WSLIC and WSLAC 1994-1996.

      Paul H. Amato                      Retired President and Chief Executive
                                         Officer of Columbus Life. 6216
                                         Whileaway Drive, Loveland, Ohio 45140.

      Robert C. Savage                   General Agent, Savage and Associates,
                                         4427 Talmadge Road, Building 2, Toledo,
                                         Ohio 43623.

      Ralph E. Waldo                     Retired President and Chief Executive
                                         Officer of Columbus Life. 3974 Patricia
                                         Drive, Columbus, Ohio 43220.

Officers of Columbus Life (other than directors). The senior officers of Columbus Life, other than the directors named above, and the officers responsible for the variable life operations are described below. Each officer's principal business address is 400 East Fourth Street, Cincinnati, Ohio 45202, unless otherwise noted.

      Name                               Principal Occupation (Past 5 years)
      ----                               -----------------------------------

      Clint D. Gibler                    Senior Vice President and Chief
                                         Information Officer of Columbus Life,
                                         WSLIC and WSLAC since 2000; Vice
                                         President of Technology of Columbus
                                         Life, WSLIC and WSLAC 1996-2000; R&D
                                         Director of ATT Bell Laboratories
                                         1981-1996.

      Nora E. Moushey                    Senior Vice President and Chief Actuary
                                         of Columbus Life, WSLIC and WSLAC since
                                         1999; Senior Vice President of Products
                                         and Financial Management of Columbus
                                         Life 1993-1998.

      James M. Teeters                   Senior Vice President of Insurance
                                         Operations of Columbus Life, WSLIC and
                                         WSLAC since 1999; Senior Vice President
                                         of Administration of Columbus Life
                                         1991-1999; Senior Vice President of
                                         Administration of WSLIC and WSLAC
                                         1998-1999.

      Robert L. Walker                   Senior Vice President and Chief
                                         Financial Officer of Columbus Life,
                                         WSLIC and WSLAC since 1998; Chief
                                         Financial Officer of National Data
                                         Corporation 1997-1998; Senior Vice
                                         President and Chief Financial Officer
                                         of Providian Corporation 1993-1997.

      Mark A. Wilkerson                  Senior Vice President and Chief
                                         Marketing Officer of Columbus Life
                                         since 1990.

      William F. Ledwin                  Vice President of Chief Investment
                                         Officer of Columbus Life since 1987;
                                         Senior Vice President and Chief
                                         Investment Officer of WSLIC and WSLAC
                                         since 1989; President of Fort
                                         Washington Investment Advisors, Inc.
                                         since 1990.

      Thomas D. Holdridge                Vice President of Underwriting of
                                         Columbus Life since 1980.

      Donald J. Wuebbling                Vice President and Secretary of
                                         Columbus Life since 1987; Senior Vice
                                         President and General Counsel of WSLIC
                                         and WSLAC since 1999; Vice President
                                         and General Counsel of WSLIC and WSLAC
                                         1988-1999.

      Edward S. Heenan                   Vice President and Comptroller of
                                         Columbus Life, WSLIC and WSLAC since
                                         1987.

      James J. Vance                     Vice President and Treasurer of
                                         Columbus Life, WSLIC and WSLAC since
                                         1999; Treasurer of Columbus Life, WSLIC
                                         and WSLAC 1997-1999; Assistant
                                         Treasurer of WSLIC and WSLAC 1995-1997;
                                         Director of Financial Research of WSLIC
                                         and WSLAC 1994-1995.

      Charles W. Wood, Jr.               Vice President of Sales and Marketing
                                         of Columbus Life since 1999; Vice
                                         President of Marketing Support of
                                         Columbus Life 1998-1999;

      Name                               Principal Occupation (Past 5 years)
      ----                               -----------------------------------

                                         Regional Vice President of Sales of
                                         Ameritas Life Insurance Company
                                         1996-1998; Senior Vice President and
                                         Chief Marketing Officer of Covenant
                                         Life Insurance Company 1988-1995.

      Mario J. San Marco                 Vice President of Columbus Life since
                                         1992; Vice President of WSLIC and WSLAC
                                         since 1988.

The directors, officers and employees of Columbus Life and Touchstone Securities are bonded in the amount of $12,500,000 by a Financial Institutions Blanket Bond, for dishonest, fraudulent, or criminal acts, wherever committed, and whether committed alone or in collusion with others.

Separate Account 1

Columbus Life established Columbus Life Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.

Separate Account 1 currently offers 32 Sub-Account options to purchasers of the Policies. Separate Account 1 holds the investments allocated to the Sub-Accounts by the owners of the Policies. It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each Sub-Account in an underlying Fund. The investment objective of a Sub-Account and the underlying Fund in which it invests are identical.

We own Separate Account 1's assets but we separate Separate Account 1's assets from our general account assets and the assets of our other separate accounts. Liabilities from other businesses we conduct will not be charged to Separate Account 1's assets. We hold Separate Account 1's assets exclusively for the benefit of owners and beneficiaries of the Policies and any other variable life insurance policies supported by Separate Account 1. We are obligated to pay all benefits provided under the Policies.

The income, capital gains and capital losses of each Sub-Account are credited to or charged against the assets of the Sub-Account without regard to the income, capital gains and capital losses of any other Sub-Account or Columbus Life.

                                SERVICE PROVIDERS

Distribution of the Policies

Touchstone Securities, Inc. is the sole distributor of the Policy. Touchstone Securities is a wholly-owned subsidiary of IFS Financial Services, a wholly-owned subsidiary of WSLAC, a wholly-owned subsidiary of WSLIC. Touchstone Securities is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
(NASD) and Securities Investor Protection Corporation (SIPC). The Policy will be sold by agents who have entered into distribution agreements with Touchstone Securities. The agents will be licensed insurance agents in those states where the Policy may be lawfully sold. The agents will also be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of NASD.

Columbus Life pays Touchstone Securities, or agents of Touchstone Securities, a commission of up to 110% of the initial target annual premium (annualized) of the Policy until that level of premiums has been paid. If more than the initial target annual premium is paid in the first year, Columbus Life pays an additional commission of up to 3% of all premiums in excess of the initial target annual premium. The amount of the initial target annual premium generally depends upon the Base Specified Amount of a Policy. Each year thereafter, Columbus Life pays a commission of 4.5% or less on all premiums paid on a Policy. Each year Columbus Life also pays a service fee of 0.25% or less of the Account Value, less any Indebtedness. Touchstone Securities is generally responsible for paying its agents and representatives for distribution of the Policies.

Service Providers to the Funds

The key service providers to each family of Funds in which the Sub-Accounts invest are indicated below:

------------------------------------------------------------------------------------------------------------------------------------
                                           Deutsche Asset Management VIT Funds (Deutsche)

         Advisor                                           Custodian                                  Distributor
         -------                                           ---------                                  -----------
Bankers Trust Company                               Bankers Trust Company                       Provident Distributors, Inc.
130 Liberty Street                                  130 Liberty Street                          Four Falls Corporate Center
New York, NY 10006                                  New York, NY 10006                          West Conshohocken, PA 19428
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Fidelity(R) Variable Insurance Products Funds (Fidelity)

         Advisor                                           Custodian                                  Distributor
         -------                                           ---------                                  -----------
Fidelity Management & Research Company              The Bank of New York                        Fidelity Distributors Corporation
82 Devonshire Street                                110 Washington Street                       82 Devonshire Street
Boston, MA 02109                                    New York, NY 10006                          Boston, MA 02109

                                                    The Chase Manhattan Bank
                                                    1 Chase Manhattan Plaza
                                                    New York, NY 10006

                                                    Brown Brothers Harriman & Co.
                                                    40 Water Street
                                                    Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Janus Aspen Series (Janus)

         Advisor                                           Custodian                                  Distributor
         -------                                           ---------                                  -----------
Janus Capital Corporation                           State Street Bank and Trust Company         Janus Distributors, Inc.
100 Fillmore Street                                 P.O. Box 0351                               100 Fillmore Street
Denver, CO 80206-4928                               Boston, MA 02117                            Denver, CO 80206-4928
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              The Legends Fund, Inc. (Legends)

         Advisor                                           Custodian                                  Distributor
         -------                                           ---------                                  -----------
Touchstone Advisors, Inc.                           State Street KC                             Touchstone Securities, Inc.
311 Pike Street                                     801 Pennsylvania                            311 Pike Street
Cincinnati, OH 45202                                Kansas City, MO 64105                       Cincinnati, OH 45202
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          MFS(R) Variable Insurance Trust(SM) (MFS)

         Advisor                                           Custodian                              Distributor
         -------                                           ---------                              -----------
Massachusetts Financial Services Company            State Street Bank and Trust Company     MFS Fund Distributors, Inc.
500 Boyleston Street                                225 Franklin Street                     500 Boyleston Street
Boston, MA 02116                                    Boston, MA 02110                        Boston, MA 02116
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Oppenheimer Variable Account Funds &
                                   Oppenheimer's Panorama Series Fund, Inc. (Oppenheimer)

         Advisor                                           Custodian                             Distributor
         -------                                           ---------                             -----------
OppenheimerFunds, Inc.                              The Bank of New York                   OppenheimerFunds Distributor, Inc.
Two World Trade Center                              90 Washington Street                   P.O. Box 5270
New York, NY 10048-0203                             New York, NY 10006                     Denver, CO 80217
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Touchstone Variable Insurance Trust (Touchstone)

         Advisor                                           Custodian                              Distributor
         -------                                           ---------                              -----------
Touchstone Advisors, Inc.                           Investors Bank & Trust Company          Touchstone Securities, Inc.
311 Pike Street                                     200 Clarendon Street                    311 Pike Street
Cincinnati, OH 45202                                Boston, MA 02116                        Cincinnati, OH 45202
------------------------------------------------------------------------------------------------------------------------------------

                                   TAX MATTERS

The following is a summary discussion of certain federal income tax matters that apply to your Policy. The following discussion does not purport to be complete or to cover all situations. The discussion is general in nature, and it should not be considered tax advice. You should consult your own tax advisor for more complete information.

The individual situation of each Policy owner or beneficiary will determine how ownership or receipt of the Policy's proceeds will be treated for purposes of federal estate tax, state inheritance tax and other taxes. Other than the very general overview of the effect of federal estate taxes on the Policy that is contained in the following discussion, the effect of federal estate tax, state inheritance tax and other taxes is generally not discussed herein.

The following discussion is also based on federal income tax law and interpretations in effect as of the date of this Prospectus and is subject to later changes in such tax law or interpretations. Except as is otherwise expressly noted below, this discussion assumes that you are the Policy owner and that you are a natural person who is a U.S. citizen and resident. The tax effects on an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

General

Your Policy will be treated as "life insurance" for federal income tax purposes
(a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) for as long as the investments made by the mutual funds available for investment under the Policy satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements.

Accordingly, provided that your Policy meets such requirements, the following federal income tax consequences should apply:

     o The death benefit received by the beneficiary under the Policy will not be subject to federal income tax; and

     o Increases in the Policy's cash value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from the Policy, such as a surrender or a withdrawal.

Payment of Death Benefit

In general, as long as your Policy is considered "life insurance," the death benefit payable under the Policy will not be included in the income of the beneficiary receiving such benefit for federal income tax purposes.

However, if such death benefit is paid in the form of an Income Plan (over a period of years) and not in a lump sum, then, in general, a portion of each payment will be tax-free but the remaining portion of each payment will be treated as interest on the death benefit and will be included in the beneficiary's income for federal income tax purposes. The portion of each such payment that will be treated as tax-free and the portion that will be treated as interest are determined under the provisions of Section 101 of the Code and U.S. Treasury Department regulations issued thereunder. The tax-free portion generally will be determined by spreading on a pro rata basis the single sum death benefit under the Policy over the anticipated number of payments under the applicable Income Plan.

Pre-Death Distributions - Testing for Modified Endowment Contract Status

The federal income tax consequences of a distribution from your Policy that does not reflect the payment of a death benefit under the Policy can be affected by whether the Policy is determined to be a "modified endowment contract." In all cases, however, the character of the income that is described in this and the following parts of this tax discussion as taxable to the recipient will be ordinary income (as opposed to capital gain).

Your Policy will generally be considered under the Code to be a "modified endowment contract" if, at any time during the first 7 Policy Years of the Policy, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a fixed-benefit insurance policy that provided a death benefit equal to the Policy's first-year death benefit and that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of 7 level annual premiums. This determination is called the "7-pay test."

Further, whenever there is a "material change" in your Policy, it will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) thereby subjected to a new 7-pay test over a new 7-year period. The new 7-pay test will be adjusted to take into account, under a prescribed formula, the accumulated cash value of the Policy at the time of the material change. Thus, a materially changed Policy will be considered a modified endowment contract if it fails to satisfy the new 7-pay test.

A material change in your Policy for these purposes could occur as a result of a change in the Policy's death benefit option, the selection of additional rider benefits under the Policy, an increase in the Policy's Specified Amount of coverage, or certain other changes.

If your Policy's benefits are reduced during the first 7 Policy Years of the Policy (or within 7 years after a material change in the Policy), the initial 7-pay test that applied to the Policy at the time of its issue (or, if applicable, at the time of the material change in the Policy) will be recalculated based on the reduced level of benefits and applied retroactively for purposes of such 7-pay test. (Such a reduction in benefits could include, for example, a decrease in the Policy's Specified Amount that you request or, in some cases, a withdrawal or termination of additional benefits under a rider to the Policy.) If the premiums previously paid are greater than the recalculated 7-pay test limit, the Policy will become a modified endowment contract. If your Policy is received in exchange for a modified endowment contract, it will also be considered a modified endowment contract.

Changes made in your Policy (for example, a decrease in the Policy's benefits or a lapse or reinstatement of the Policy) may also impact the maximum amount of premiums that can be paid under the Policy as well as the maximum amount of cash value that may be maintained under the Policy.

Taxation of Pre-Death Distributions If Your Policy is Not a Modified Endowment Contract

This part of the tax discussion summarizes the federal income tax purposes of a distribution to you from your Policy (that does not reflect the payment of a death benefit under the Policy) when the Policy is not considered a modified endowment contract.

Loans. As long as your Policy remains in force during the Insured's lifetime (and is not a modified endowment contract), no part of the proceeds of a loan from the Policy will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

If a loan is still outstanding when the Policy is surrendered or lapses, however, the then outstanding loan amount will be included in your income for federal income tax purposes at that time to the extent the cash value of the Policy exceeds your "basis" in the Policy. Generally your "basis" in the Policy will equal the premiums you have paid on the Policy less the amount of any previous distributions from the Policy that were taxable.

Withdrawals. After the first 15 Policy Years of your Policy, the proceeds from a withdrawal will be subject to federal income tax to the extent such proceeds exceed your "basis" in the Policy. Your "basis" in the Policy generally will equal the premiums you have paid on the Policy, less the amount of any previous distributions from the Policy that were not taxable.

During the first 15 Policy Years of your Policy, the proceeds from a withdrawal or a reduction in insurance coverage generally will be subject to federal income tax to the extent that the then cash surrender value under the Policy exceeds your "basis" in the Policy, up to certain limits that are set forth in Section 7702 of the Code.

These limits generally are based on the amount by which your premiums on the Policy or the Policy's cash surrender value immediately before the withdrawal or reductions in coverage exceeds the amount of premiums or cash surrender value that was needed for the Policy to be considered a life insurance policy under the Code immediately before the withdrawal or reduction in coverage. These limits also depend in part on whether the withdrawal or reduction in coverage occurs in the first 5 Policy Years of the Policy.

Surrender or Termination. Upon full surrender of your Policy, any excess in the amount of the proceeds we pay (including for this purpose amounts we use to discharge any Policy loan) over your "basis" in the Policy will be subject to federal income tax. You will generally not be taxed on the portion of the proceeds that does not exceed your "basis" in the Policy. Your "basis" in the Policy generally will equal the premiums you have paid on the Policy less the amount of any previous distributions from the Policy that were taxable.

In addition, if your Policy terminates while there is a Policy loan outstanding, the cancellation of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules.

Assignment. Finally, if you make an assignment of rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

Taxation of Pre-Death Distributions If Your Policy Is a Modified Endowment Contract

This part of the tax discussion summarizes the federal income tax purposes of a distribution to you from your Policy (that does not reflect the payment of a death benefit under the Policy) when the Policy is considered a modified endowment contract.

If your Policy is considered a modified endowment contract, any distribution from the Policy during the Insured's lifetime will generally be taxed on an "income-first" basis and hence will be included in your income for federal income tax purposes to the extent the then cash surrender value of the Policy exceeds your then "basis" in the Policy. For modified endowment contracts, your "basis" in the Policy is similar to the basis described above that would apply if the Policy were not a modified endowment contract, except that your "basis" would be increased by the amount of any prior loan under the Policy that was considered taxable income to you.

Distributions for this purpose generally include a loan received under the Policy (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal from the Policy. Thus, any such distributions will be considered taxable income to you to the extent the cash surrender value exceeds your "basis" in the Policy.

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain tax-qualified plans) during any calendar year are aggregated and treated as if they were a single modified endowment contract. Thus, if your Policy is considered a modified endowment contract and other modified endowment contracts issued by us (or an affiliate of ours) were issued to you in addition to the Policy during any calendar year, the Policy and such other contracts are considered one contract in determining the tax on any distribution under the Policy or one of such other contracts.

The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

Further, a 10% penalty tax will also generally apply under the federal income tax provisions of the Code to the taxable portion of a distribution to you from your Policy if it is a modified endowment contract. The penalty tax will not, however, apply to a distribution that is made:

     o    To you after you have attained age 59 1/2

     o In the case of your disability (as defined in the Code and generally limited to a disability that is expected to result in your death or be of indefinite duration and that prevents you from working in any job) or

     o Received as part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectances) of you and a beneficiary under the Policy.

Surrender or Termination. In addition, upon a full surrender of the Policy, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your "basis" in the Policy will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

If your Policy terminates after a Grace Period while there is a Policy loan outstanding, the cancellation of the loan will be treated as a distribution (to the extent not previously treated as a distribution) and could be subject to federal income tax, including the 10% penalty tax, as described above.

Applicable Time Periods. Distributions that occur during a Policy Year in which your Policy becomes a modified endowment contract, and during any subsequent Policy Years, will be taxed as described in this part of the discussion as distributions from a modified endowment contract. In addition, distributions from your Policy within two years before it becomes a modified endowment contract also will be subject to federal income tax in this manner. This means that a distribution made from the Policy when it was not a modified endowment contract could later become taxable as a distribution from a modified endowment contract if the Policy, subsequently, becomes a modified endowment contract (by reason of later failing the 7-pay test).

The U.S. Treasury Department has been authorized to prescribe rules that would treat other distributions from the Policy made in anticipation of the Policy becoming a modified endowment contract in a similar fashion.

Policy Lapses and Reinstatements

The lapse of your Policy may have the tax consequences described above for surrenders and terminations, even if you may be able to reinstate the Policy. For federal income tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification

As has been noted before, your Policy will be treated as "life insurance" for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the Policy satisfy certain investment diversification requirements under Section 817(h) of the Code.

The U.S. Treasury Department has issued regulations that implement the investment diversification requirements of Code Section 817(h). If we fail to comply with these regulations, your Policy will be disqualified as a life insurance policy under Section 7702 of the Code and you will be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Separate Account 1, through the Funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary diversification regulations, the U.S. Treasury Department stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your Policy to direct your investments under the Policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1. If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes. Columbus Life thus reserves the right to amend the Policy in any way necessary to avoid any such result.

As of the date of this Prospectus, however, no such guidelines have been issued, although the U.S. Treasury Department has informally indicated that any such guidelines could limit the number of investment funds or the frequency of transfers among such funds. If issued, these guidelines may be applied by us retroactively.

Estate and Generation Skipping Taxes

As noted before, this tax discussion generally addresses only federal income tax matters. We do, however, want to note as a general matter that, if you are the Insured under your Policy, the death benefit under the Policy will generally be includable in your estate for purposes of federal estate tax. If you are not the Insured, then, under certain conditions, only the replacement value, an amount approximately equal to the cash surrender value of the Policy, will be includable in your estate for purposes of federal estate tax.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, under the law in effect as of the date of this Prospectus, estates of less than $650,000 (with such amount increasing incrementally to $1 million by 2006) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes to the extent your estate is to be distributed to your surviving spouse.

If you are not the Insured under the Policy, and you die before the Insured, the value of your Policy, as determined under U.S. Treasury Department regulations, is includable in your estate for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

As a general rule, if a "transfer" under the Policy is made to a person who is two or more generations younger than you, a generation skipping transfer tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping transfer tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. As of the date of this Prospectus, individuals are allowed an aggregate generation skipping transfer tax exemption of $1,030,000. This amount is indexed for inflation annually.

Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially when benefits under the Policy are passing to younger generations.

The particular situation of the Policy's owner, Insured and/or beneficiary will determine how ownership or receipt of the Policy's proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Pension and Profit-Sharing Plans

If the Policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan that is qualified as a tax-favored plan under
Section 401(a) of the Code for the benefit of a participant covered under the plan, the federal income tax treatment of the Policy will be somewhat different from that described in the foregoing parts of this tax discussion.

If the Policy is purchased as part of a pension or profit-sharing plan for the benefit of a plan participant, the reasonable net premium cost for the amount of insurance under the Policy is generally required to be included annually in the applicable plan participant's income for federal income tax purposes. This cost is generally determined by tables issued by the Internal Revenue Service or, if less, the insurance company's rates as to the cost of individual one-year term insurance for standard risks. This cost (generally referred to as the "P.S.-58" cost) is reported to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the Policy's death benefit over the Policy's cash surrender value generally will not be subject to federal income tax. However, the Policy's cash surrender value will generally still be taxable in this situation to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant.

Special rules may apply if the participant borrowed from the Policy or was considered an owner-employee under the plan (such as the sole proprietor, a 10% partner, or 5% Subchapter S corporation owner of the employer of the plan).

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan. You should consult with the plan administrator and a qualified tax advisor in such situation.

Other Employee Benefit Programs

Complex rules may also apply when the Policy is held by an employee or a trust, or acquired by an employee, in connection with the provision of other employee benefits. In particular, such a Policy owner must consider whether the Policy was applied for by (or issued to) a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the named beneficiary under the Policy to receive a death benefit.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended (ERISA). An employer or trust should consult a qualified legal advisor as to the effect of ERISA in any case when the Policy is purchased in connection with an employee benefit plan.

Withholding

Payments received by you from your Policy (other than the payment of a tax-free death benefit under the Policy) are generally subject to federal income tax withholding to the extent it is reasonable to believe that they will be includable in income for federal income tax purposes, except that you generally are permitted to elect not to have federal income taxes withheld from such payments if you notify us on a timely basis that you are making this election (and meet certain reporting requirements as to such election).

If federal income tax withholding applies to the payment, the withholding is generally taken at the same rate as is taken on wages; except that, if the payments are not payable over a period of more than a year, the withholding is generally taken at a 10% rate. In some cases, when generation skipping taxes may apply, we may also be required to withhold for such taxes unless we receive satisfactory written notification that no such taxes are due.

Changes in Tax Laws

Your Policy may be affected by changes that occur in the federal income tax laws and by other tax laws, such as state or local income tax laws, federal estate and gift tax laws and local estate and other similar laws (which other laws are generally not discussed in this Prospectus). We have also not discussed the effect of possible tax law changes on the Policy in this tax discussion. We suggest that you consult a tax advisor if you have questions about the effects of such other tax laws or of possible changes in the tax laws.

Taxation of Columbus Life

Columbus Life is taxed as a life insurance company under federal income tax laws. Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1. If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the Sub-Accounts for those taxes. Any charge will reduce your Policy's Account Value.

We may have to pay state, local or other taxes in addition to premium taxes. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your Policy.

Finally, certain Funds in which the Sub-Accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income. Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes. The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through. These credits may provide a benefit to Columbus Life.

                            OTHER GENERAL INFORMATION

Legal Matters

Frost Brown Todd LLC has advised Columbus Life on certain federal securities law matters. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Columbus Life's right to issue the Policy under Ohio insurance law, have been passed upon by Donald J. Wuebbling, Esq., Senior Vice President and General Counsel of WSLIC.

Experts

Ernst & Young LLP, independent auditors, have audited the financial statements of Columbus Life Insurance Company Separate Account 1 and Columbus Life Insurance Company at December 31, 1999 and for the period then ended, as set forth in their reports. We have included our financial statements in this Prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

The financial statements as of December 31, 1998 and for the year then ended for Columbus Life Insurance Company included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accounatnts, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters in the Prospectus have been examined by Ms. Nora Moushey, FSA, MAAA, as stated in her opinion filed as an exhibit to the registration statement.

Financial Statements

This Prospectus contains financial statements for Separate Account 1 and financial statements of Columbus Life. The financial statements of Columbus Life included in this Prospectus are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the Policies. The financial statements of Columbus Life do not show or contain any information about the investment performance of Separate Account 1.

We have also included in this Prospectus the unaudited financial statements of Separate Account 1 and Columbus Life for the period ended September 30, 2000. The management at Columbus Life prepared the unaudited financial statements.

                                  SUPPLEMENT A
                              POLICY ILLUSTRATIONS

The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the investment options equivalent to constant gross annual rates of 0% and 10%.

The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policy owner. Also, values would be different from those shown if the gross annual investment returns averaged 0% and 10% over a period of years but fluctuated above and below those averages for individual Policy Years.

The tables assume that the Sub-Accounts are subject to a daily charge for Fund advisory fees and operating expenses equivalent to an annual rate of 0.93% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each available Fund underlying the Sub-Accounts for the last fiscal year (estimated for Funds beginning operations in 1999 or later) and takes into account current expense caps or expense reimbursement arrangements. The fees and expenses of each underlying Fund vary, and the total fees and expenses used in the above calculation ranged from an annual rate of 0.27% to an annual rate of 1.55% of average daily net assets. For more information on the investment option expenses, see the "Policy at a Glance" at the beginning of the Prospectus.

The hypothetical gross annual rates of investment return of 0% and 10%, when adjusted for the above daily charges, result in the following net effective annual rates of return: -0.93% and 8.98%, respectively.

The tables reflect the deduction of all applicable Policy charges and deductions described in the Prospectus for the hypothetical Insured. The Net Cash Surrender Values illustrated in the tables also reflect the deduction of applicable surrender charges. The current Policy charges and deductions and the higher guaranteed maximum Policy charges and deductions Columbus Life may charge are reflected in separate tables on each of the following pages. The amounts shown are at the end of each Policy Year.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account 1 since Columbus Life is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0% or 10% by an amount sufficient to cover tax charges in order to produce the Death Benefits, Account Values and Net Cash Surrender Values illustrated.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Sub-Accounts, if no Policy loans have been made and if death benefit Option 1 has been selected.



                                                                        Page A-1

The tables are also based on the assumptions that the Policy owner has not requested an increase or a decrease in Specified Amount, that no withdrawals or transfers have been made and that the Policy owner did not purchase the Additional Life Rider.

Investor Alert

     o Upon request, Columbus Life will provide you with a comparable illustration based upon the proposed Insured's age, gender and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.



                                                                        Page A-2

                Columbus Life Insurance Company--Illustration #1

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 35                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                           $850.00 Annual Premium
--------------------------------------------------------------------------------

Flexible Premium                      The Policy is a flexible premium product
Variable Universal                    because you can change the amount and
Life Insurance                        frequency of your premium
                                      payments within limits. It is variable
                                      life insurance because your policy values may vary with the performance of the policy's Sub-Accounts.

Underwriting Class:                   The cost of insurance for this
Male Preferred                        illustration is based on the assumption
Tobacco Non-User                      the policy is issued with the underwriting
                                      class listed at the left. Actual cost of insurance will depend on the outcome of the underwriting process and may vary from what is shown on the illustration.

Death Benefit Option                  You may select from two options. Option 1
                                      provides an initial Death Benefit equal to the Specified Amount. Option 2 provides an initial Death Benefit equal to the Specified Amount plus the Account Value.

Initial Specified                     The Specified Amount assumed at issue is
Amount $100,000                       shown on the left. The actual amount
                                      payable at death will depend on the death benefit option and may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the death benefit. The Death
                                      Benefits are illustrated as of the end of each policy year.

Initial Planned                       The planned premiums, including lump-sum
Premium Outlay                        premiums, are shown in the yearly detail
$850.00 Annual                        of this illustration. Values will be
                                      different if premiums are paid with a
                                      different frequency or in different
                                      amounts. This illustration assumes that
                                      100% of the premiums are allocated to the Sub-Accounts.

Minimum Annual                        Paying the Five-Year No-Lapse Guarantee
Premium for Five-                     premium, will keep the policy in force for
Year No-Lapse                         five years even if the Net Cash Surrender
Guarantee $528.00                     Value of the Policy is less than the next
                                      Monthly Deduction and Monthly Expense
                                      Charge, and regardless of investment
                                      performance. At least 1/12 of this minimum premium must be paid in order to place the Policy in force.


                                                                        Page A-3

                Columbus Life Insurance Company--Illustration #1

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 35                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                           $850.00 Annual Premium
--------------------------------------------------------------------------------

Non-Guaranteed                        The cost of insurance and the Policy
Elements of the Policy                charges are guaranteed to be no higher
                                      than the maximums stated in the Policy and Prospectus. The current cost of insurance and current Policy charges are not guaranteed. The Account Value will depend on the allocation to and performance of the various Sub-Accounts as well as the non-guaranteed elements of the Policy. No minimum Account Value is guaranteed for amounts allocated to the Sub-Accounts.

Extended Maturity                     If the policy is still in force on the
                                      Policy Anniversary after the Insured's
                                      100th birthday, the Death Benefit will
                                      continue. All accounts will be transferred to the Fixed Account, where it will begin earning interest at the Fixed Account's then current rate. Also, the interest rate credited to your Loan Account will be increased to equal the interest rate charged against any Policy loans. After that time, no further premiums may be paid, no costs or charges will be deducted, no further loans will be permitted, no further transfers will be permitted and your Death Benefit will be revised to equal your Net Cash Surrender
                                      Value.

Non-Guaranteed                        The current cost of insurance rates and
Elements                              charges are subject to change. Account
                                      Values will vary from those illustrated if actual rates differ from those assumed.
                                      The hypothetical gross rates of return are illustrative only and do not represent past or future investment results. Actual investment results may be more or less than those shown and will depend on investment allocations and the investment experience of the Sub-Accounts. No representation is being made that these hypothetical returns can be achieved over any time period. No minimum Account Value is guaranteed for amounts allocated to the Sub-Accounts. If actual earnings in the Sub-Accounts over an extended period average out to one of the hypothetical gross investment returns shown here, and if all other assumptions continue unchanged, it does not mean the policy will perform exactly as illustrated.
                                      Fluctuations in actual earnings will not give the same accumulated result as a constant earnings rate.


                                                                        Page A-4

                Columbus Life Insurance Company--Illustration #1

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 35                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                           $850.00 Annual Premium
--------------------------------------------------------------------------------

                                                                        Current Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    36         1   850.00        581.20                0.00          100,000            517.70               0.00       100,000
    37         2   850.00      1,200.26              435.26          100,000          1,017.49              24.49       100,000
    38         3   850.00      1,850.82            1,085.82          100,000          1,490.61             725.61       100,000
    39         4   850.00      2,542.12            1,777.12          100,000          1,943.59           1,178.59       100,000
    40         5   850.00      3,278.65            2,513.65          100,000          2,377.75           1,612.75       100,000

    41         6   850.00      4,069.10            3,406.10          100,000          2,797.96           2,134.96       100,000
    42         7   850.00      4,915.94            4,354.94          100,000          3,202.45           2,641.45       100,000
    43         8   850.00      5,824.30            5,365.30          100,000          3,591.73           3,132.73       100,000
    44         9   850.00      6,789.61            6,432.61          100,000          3,956.32           3,599.32       100,000
    45        10   850.00      7,823.14            7,568.14          100,000          4,302.74           4,047.74       100,000

    46        11   850.00      8,923.03            8,795.53          100,000          4,623.48           4,495.98       100,000
    47        12   850.00     10,094.43           10,094.43          100,000          4,918.01           4,918.01       100,000
    48        13   850.00     11,440.84           11,440.84          100,000          5,276.95           5,276.95       100,000
    49        14   850.00     12,876.50           12,876.50          100,000          5,604.88           5,604.88       100,000
    50        15   850.00     14,406.02           14,406.02          100,000          5,898.31           5,898.31       100,000

    51        16   850.00     16,038.76           16,038.76          100,000          6,158.11           6,158.11       100,000
    52        17   850.00     17,796.19           17,796.19          100,000          6,397.14           6,397.14       100,000
    53        18   850.00     19,690.62           19,690.62          100,000          6,616.66           6,616.66       100,000
    54        19   850.00     21,735.98           21,735.98          100,000          6,818.47           6,818.47       100,000
    55        20   850.00     23,948.94           23,948.94          100,000          7,006.11           7,006.11       100,000

    56        21   850.00     26,345.10           26,345.10          100,000          7,178.68           7,178.68       100,000
    57        22   850.00     28,931.49           28,931.49          100,000          7,318.46           7,318.46       100,000
    58        23   850.00     31,725.89           31,725.89          100,000          7,424.26           7,424.26       100,000
    59        24   850.00     34,746.39           34,746.39          100,000          7,492.77           7,492.77       100,000
    60        25   850.00     38,013.83           38,013.83          100,000          7,521.29           7,521.29       100,000

    61        26   850.00     41,552.67           41,552.67          100,000          7,508.68           7,508.68       100,000
    62        27   850.00     45,373.78           45,373.78          100,000          7,428.15           7,428.15       100,000
    63        28   850.00     49,505.46           49,505.46          100,000          7,273.76           7,273.76       100,000
    64        29   850.00     53,985.88           53,985.88          100,000          7,040.13           7,040.13       100,000
    65        30   850.00     58,858.64           58,858.64          100,000          6,717.67           6,717.67       100,000

    66        31   850.00     64,169.32           64,169.32          100,000          6,298.93           6,298.93       100,000
    67        32   850.00     69,969.14           69,969.14          100,000          5,771.88           5,771.88       100,000
    68        33   850.00     76,318.32           76,318.32          100,000          5,123.17           5,123.17       100,000
    69        34   850.00     83,287.84           83,287.84          100,000          4,337.93           4,337.93       100,000
    70        35   850.00     90,934.48           90,934.48          105,484          3,400.33           3,400.33       100,000



                                                                        Page A-5

                                                                        Current Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    71        36   850.00      99,229.66          99,229.66          114,114          2,294.23           2,294.23        100,000
    72        37   850.00     108,240.93         108,240.93          122,312            999.50             999.50        100,000
    73        38   850.00     118,038.43         118,038.43          131,023              0.00               0.00              0
    74        39   850.00     128,701.22         128,701.22          140,284
    75        40   850.00     140,318.87         140,318.87          150,141

    76        41   850.00     152,994.32         152,994.32          160,644
    77        42   850.00     166,737.26         166,737.26          175,074
    78        43   850.00     181,632.56         181,632.56          190,714
    79        44   850.00     197,770.89         197,770.89          207,659
    80        45   850.00     215,249.63         215,249.63          226,012

    81        46   850.00     234,172.55         234,172.55          245,881
    82        47   850.00     254,651.15         254,651.15          267,384
    83        48   850.00     276,818.99         276,818.99          290,66
    84        49   850.00     300,810.67         300,810.67          315,851
    85        50   850.00     326,760.41         326,760.41          343,098

    86        51   850.00     354,810.18         354,810.18          372,551
    87        52   850.00     385,108.71         385,108.71          404,364
    88        53   850.00     417,812.69         417,812.69          438,703
    89        54   850.00     453,086.88         453,086.88          475,741
    90        55   850.00     491,107.24         491,107.24          515,663

    91        56   850.00     532,059.31         532,059.31          558,662
    92        57   850.00     576,864.99         576,864.99          599,940
    93        58   850.00     626,034.35         626,034.35          644,815
    94        59   850.00     680,167.77         680,167.77          693,771
    95        60   850.00     739,975.51         739,975.51          747,375

    96        61   850.00     805,966.29         805,966.29          805,966
    97        62   850.00     877,812.25         877,812.25          877,812
    98        63   850.00     956,032.92         956,032.92          956,033
    99        64   850.00   1,041,193.92       1,041,193.92        1,041,194
   100        65   850.00   1,133,911.00       1,133,911.00        1,133,911

Net investment return percentages shown at the top of the table are calculated as the hypothetical gross investment return less a hypothetical daily charge for Fund advisory fees and operating expenses as shown in the Prospectus. The amounts shown in the columns labeled under Account Value, Net Cash Surrender Value and Death Benefit reflect these net investment returns as well as all other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any Fund selected.


                                                                        Page A-6

                Columbus Life Insurance Company--Illustration #1

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 35                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                           $850.00 Annual Premium
--------------------------------------------------------------------------------

                                                                        Maximum Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    36         1   850.00        476.71               0.00          100,000             418.88               0.00       100,000
    37         2   850.00        983.19             218.19          100,000             822.05              57.05       100,000
    38         3   850.00      1,518.91             753.91          100,000           1,206.87             441.87       100,000
    39         4   850.00      2,085.34           1,320.34          100,000           1,572.61             807.81       100,000
    40         5   850.00      2,684.16           1,919.16          100,000           1,919.26           1,154.26       100,000

    41         6   850.00      3,315.19           2,652.19          100,000           2,243.75           1,580.75       100,000
    42         7   850.00      3,980.29           3,419.29          100,000           2,545.75           1,984.75       100,000
    43         8   850.00      4,681.56           4,222.56          100,000           2,824.77           2,365.77       100,000
    44         9   850.00      5,420.26           5,063.26          100,000           3,079.33           2,722.33       100,000
    45        10   850.00      6,197.88           5,942.88          100,000           3,308.02           3,053.02       100,000

    46        11   850.00      7,015.16           6,887.66          100,000           3,508.40           3,380.90       100,000
    47        12   850.00      7,873.92           7,873.92          100,000           3,679.14           3,679.14       100,000
    48        13   850.00      8,878.97           8,878.97          100,000           3,914.88           3,914.88       100,000
    49        14   850.00      9,937.68           9,937.68          100,000           4,115.93           4,115.93       100,000
    50        15   850.00     11,052.50          11,052.50          100,000           4,280.02           4,280.02       100,000

    51        16   850.00     12,224.47          12,224.47          100,000           4,403.00           4,403.00       100,000
    52        17   850.00     13,453.94          13,453.94          100,000           4,479.80           4,479.80       100,000
    53        18   850.00     14,740.84          14,740.84          100,000           1,504.44           1,504.44       100,000
    54        19   850.00     16,084.43          16,084.43          100,000           4,469.95           4,469.95       100,000
    55        20   850.00     17,485.27          17,485.27          100,000           4,370.26           4,370.26       100,000

    56        21   850.00     18,943.57          18,943.57          100,000           4,198.26           4,198.26       100,000
    57        22   850.00     20,460.89          20,460.89          100,000           3,947.65           3,947.65       100,000
    58        23   850.00     22,040.99          22,040.99          100,000           3,613.84           3,613.84       100,000
    59        24   850.00     23,684.33          23,684.33          100,000           3,187.17           3,187.17       100,000
    60        25   850.00     25,390.70          25,390.70          100,000           2,655.72           2,655.72       100,000

    61        26   850.00     27,163.72          27,163.72          100,000           2,006.06           2,006.06       100,000
    62        27   850.00     29,004.21          29,004.21          100,000           1,223.16           1,223.16       100,000
    63        28   850.00     30,908.41          30,908.41          100,000             284.04             284.04       100,000
    64        29   850.00     32,873.84          32,873.84          100,000               0.00               0.00             0
    65        30   850.00     34,900.01          34,900.01          100,000

    66        31   850.00     36,988.59          36,988.59          100,000
    67        32   850.00     39,143.82          39,143.82          100,000
    68        33   850.00     41,372.73          41,372.73          100,000
    69        34   850.00     43,681.82          43,681.82          100,000
    70        35   850.00     46,075.82          46,075.82          100,000



                                                                        Page A-7

                                                                        Maximum Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    71        36   850.00      48,557.22          48,557.22         100,000
    72        37   850.00      51,128.85          51,128.85         100,000
    73        38   850.00      53,797.50          53,797.50         100,000
    74        39   850.00      56,572.83          56,572.83         100,000
    75        40   850.00      59,476.80          59,476.80         100,000

    76        41   850.00      62,547.23          62,547.23         100,000
    77        42   850.00      65,837.37          65,837.37         100,000
    78        43   850.00      69,419374          69,419374         100,000
    79        44   850.00      73,388.49          73,388.49         100,000
    80        45   850.00      77,862.68          77,862.68         100,000

    81        46   850.00      83,000.76          83,000.76         100,000
    82        47   850.00      89,023.81          89,023.81         100,000
    83        48   850.00      96,246.73          96,246.73         101,059
    84        49   850.00     104,345.01         104,345.01         109,562
    85        50   850.00     112,997.93         112,997.93         118,648

    86        51   850.00     122,230.07         122,230.07         128,342
    87        52   850.00      132,66.29          132,66.29         138,670
    88        53   850.00     142,532.20         142,532.20         149,659
    89        54   850.00     153,653.10         153,653.10         161,336
    90        55   850.00     165,451.42         165,451.42         173,724

    91        56   850.00     177,945.12         177,945.12         186,842
    92        57   850.00     191,683.59         191,683.59         199,351
    93        58   850.00     206,884.03         206,884.03         213,091
    94        59   850.00     223,813.24         223,813.24         228,290
    95        60   850.00     242,879.11         242,879.11         245,247

    96        61   850.00     264,142.31         264,142.31         264,142
    97        62   850.00     284,309.63         284,309.63         287,310
    98        63   850.00     312,482.13         312,482.13         312,482
    99        64   850.00     339,833.37         339,833.37         339,833
   100        65   850.00     369,551.90         369,551.90         369,552

Net investment return percentages shown at the top of the table are calculated as the hypothetical gross investment return less a hypothetical daily charge for Fund advisory fees and operating expenses as shown in the Prospectus. The amounts shown in the columns labeled under Account Value, Net Cash Surrender Value and Death Benefit reflect these net investment returns as well as all other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any Fund selected.


                                                                        Page A-8

                Columbus Life Insurance Company--Illustration #2

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 55                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                         $2,400.00 Annual Premium
--------------------------------------------------------------------------------

Flexible Premium                      The Policy is a flexible premium product
Variable Universal                    because you can change the amount and
Life Insurance                        frequency of your premium payments within
                                      limits. It is variable life insurance
                                      because your policy values may vary with the performance of the policy's
                                      Sub-Accounts.

Underwriting Class:                   The cost of insurance for this
Male Preferred                        illustration is based on the assumption
Tobacco Non-User                      the policy is issued with the underwriting
                                      class listed at the left. Actual cost of insurance will depend on the outcome of the underwriting process and may vary from what is shown on the illustration.

Death Benefit Option                  You may select from two options. Option 1
                                      provides an initial Death Benefit equal to the Specified Amount. Option 2 provides an initial Death Benefit equal to the Specified Amount plus the Account Value.

Initial Specified
Amount $100,000                       The Specified Amount assumed at issue is
                                      shown on the left. The actual amount
                                      payable at death will depend on the death benefit option and may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the death benefit. The Death
                                      Benefits are illustrated as of the end of each policy year.

Initial Planned                       The planned premiums, including lump-sum
Premium Outlay                        premiums, are shown in the yearly detail
$2,400.00 Annual                      of this illustration. Values will be
                                      different if premiums are paid with a
                                      different frequency or in different
                                      amounts. This illustration assumes that
                                      100% of the premiums are allocated to the Sub-Accounts.


Minimum Annual                        Paying the Five-Year No-Lapse Guarantee
Premium for Five-                     premium, will keep the policy in force for
Year No-Lapse                         five years even if the Net Cash Surrender
Guarantee $1,479.00                   Value of the Policy is less than the next
                                      Monthly Deduction and Monthly Expense
                                      Charge, and regardless of investment
                                      performance. At least 1/12 of this minimum premium must be paid in order to place the Policy in force.


                                                                        Page A-9

                Columbus Life Insurance Company--Illustration #2

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 55                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                         $2,400.00 Annual Premium
--------------------------------------------------------------------------------

Non-Guaranteed                        The cost of insurance and the Policy
Elements of the Policy                charges are guaranteed to be no higher
                                      than the maximums stated in the Policy and Prospectus. The current cost of insurance and current Policy charges are not guaranteed. The Account Value will depend on the allocation to and performance of the various Sub-Accounts as well as the non-guaranteed elements of the Policy. No minimum Account Value is guaranteed for amounts allocated to the Sub-Accounts.

Extended Maturity                     If the policy is still in force on the
                                      Policy Anniversary after the Insured's
                                      100th birthday, the Death Benefit will
                                      continue. All accounts will be transferred to the Fixed Account, where it will begin earning interest at the Fixed Account's then current rate. Also, the interest rate credited to your Loan Account will be increased to equal the interest rate charged against any Policy loans. After that time, no further premiums may be paid, no costs or charges will be deducted, no further loans will be permitted, no further transfers will be permitted and your Death Benefit will be revised to equal your Net Cash Surrender
                                      Value.

Non-Guaranteed                        The current cost of insurance rates and
Elements                              charges are subject to change. Account
                                      Values will vary from those illustrated if actual rates differ from those assumed.
                                      The hypothetical gross rates of return are illustrative only and do not represent past or future investment results. Actual investment results may be more or less than those shown and will depend on investment allocations and the investment experience of the Sub-Accounts. No representation is being made that these hypothetical returns can be achieved over any time period. No minimum Account Value is guaranteed for amounts allocated to the Sub-Accounts. If actual earnings in the Sub-Accounts over an extended period average out to one of the hypothetical gross investment returns shown here, and if all other assumptions continue unchanged, it does not mean the policy will perform exactly as illustrated.
                                      Fluctuations in actual earnings will not give the same accumulated result as a constant earnings rate.

                                                                       Page A-10

                Columbus Life Insurance Company--Illustration #2

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 55                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                         $2,400.00 Annual Premium
--------------------------------------------------------------------------------

                                                                        Current Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    56         1   2,400.00     1,855.73               0.00         100,000           1,665.38                0.00      100,000
    57         2   2,400.00     3,795.49           1,635.49         100,000           3,237.81            1,077.81      100,000
    58         3   2,400.00     5,833.44           3,673.44         100,000           4,724.61            2,564.61      100,000
    59         4   2,400.00     7,987.48           5,827.48         100,000           6,135.06            3,975.06      100,000
    60         5   2,400.00    10,259.67           8,099.67         100,000           7,461.25            5,301.25      100,000

    61         6   2,400.00    12,680.30          10,808.30         100,000           8,722.20            6,850.20      100,000
    62         7   2,400.00    15,260.95          13,676.95         100,000           9,915.49            8,331.49      100,000
    63         8   2,400.00    18,021.68          16,725.68         100,000          11,045.80            9,749.80      100,000
    64         9   2,400.00    20,971.21          19,963.21         100,000          12,103.74           11,095.74      100,000
    65        10   2,400.00    24,119.72          23,399.72         100,000          13,079.11           12,359.11      100,000

    66        11   2,400.00    27,449.00          27,089.00         100,000          13,927.68           13,567.68      100,000
    67        12   2,400.00    30,993.09          30,993.09         100,000          14,661.09           14,661.09      100,000
    68        13   2,400.00    35,105.70          35,105.70         100,000          15,566368           15,566368      100,000
    69        14   2,400.00    39,557.91          39,557.91         100,000          16,385.15           16,385.15      100,000
    70        15   2,400.00    44,380.16          44,380.16         100,000          17,100.80           17,100.80      100,000

    71        16   2,400.00    49,485.98          49,485.98         100,000          17,513.14           17,513.14      100,000
    72        17   2,400.00    55,043.17          55,043.17         100,000          17,771.99           17,771.99      100,000
    73        18   2,400.00    61,122.60          61,122.60         100,000          17,865.17           17,865.17      100,000
    74        19   2,400.00    67,802.37          67,802.37         100,000          17,776.55           17,776.55      100,000
    75        20   2,400.00    75,175.80          75,175.80         100,000          17,483.44           17,483.44      100,000

    76        21   2,400.00    83,357.80          83,357.80         100,000          16,959.66           16,959.66      100,000
    77        22   2,400.00    92,491.62          92,491.62         100,000          16,180.58           16,180.58      100,000
    78        23   2,400.00   102,630.94         102,630.94         107,762          15,110.82           15,110.82      100,000
    79        24   2,400.00   113,621.76         113,621.76         119,303          13,707.91           13,707.91      100,000
    80        25   2,400.00   125,529.37         125,529.37         131,806          11,927.01           11,927.01      100,000

    81        26   2,400.00   138,425.23         138,425.23         145,346           9,713.35            9,713.35      100,000
    82        27   2,400.00   152,385.64         152,385.64         160,005           7,004.84            7,004.84      100,000
    83        28   2,400.00   167,492.18         167,492.18         175,867           3,728.41            3,728.41      100,000
    84        29   2,400.00   183,830.56         183,830.56         193,022               0.00                0.00            0
    85        30   2,400.00   201,490.60         201,490.60         211,565

    86        31   2,400.00   220,567.13         220,567.13         231,595
    87        32   2,400.00   241,159.40         241,159.40         253,217
    88        33   2,400.00   263,375.71         263,375.71         276,544
    89        34   2,400.00   287,344.56         287,344.56         301,712
    90        35   2,400.00   313,187.93         313,187.93         328,847


                                                                       Page A-11

                                                                        Current Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    91        36   2,400.00   341,032.97         341,032.97         358,085
    92        37   2,400.00   371,481.55         371,481.55         386,341
    93        38   2,400.00   404,875.35         404,875.35         417,022
    94        39   2,400.00   441,616.64         441,616.64         450,449
    95        40   2,400.00   482,181.59         482,181.59         487,003

    96        41   2,400.00   526,916.99         526,916.99         526,917
    97        42   2,400.00   575,621.65         575,621.65         575,622
    98        43   2,400.00   628,647.76         628,647.76         628,648
    99        44   2,400.00   686,378.74         686,378.74         686,379
   100        45   2,400.00   749,232.00         749,232.00         749,232

Net investment return percentages shown at the top of the table are calculated as the hypothetical gross investment return less a hypothetical daily charge for Fund advisory fees and operating expenses as shown in the Prospectus. The amounts shown in the columns labeled under Account Value, Net Cash Surrender Value and Death Benefit reflect these net investment returns as well as all other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any Fund selected.



                                                                       Page A-12

                Columbus Life Insurance Company--Illustration #2

--------------------------------------------------------------------------------
Designed for John J. Doe, M.D.                      $100,000.00 Specified Amount
Male Issue Age 55                                         Death Benefit Option 1
--------------------------------------------------------------------------------
Preferred - TNU                                         $2,400.00 Annual Premium
--------------------------------------------------------------------------------

                                                                        Maximum Charges
                                         10.00% Gross (8.98 % Net)                            0.00% Gross (-0.93 % Net)
                              --------------------------------------------------------------------------------------------------
                                         Hypothetical Rate of Return                        Hypothetical Rate of Return
                              --------------------------------------------------------------------------------------------------
              End                                 Net Cash                                             Net Cash
              of   Premium      Account          Surrender            Death           Account          Surrender         Death
   Age        Yr   Outlay        Value             Value             Benefit           Value              Value          Benefit
---------------------------------------------------------------------------------------------------------------------------------
    56         1   2,400.00    1,223.02               0.00          100,000           1,065.32               0.00       100,000
    57         2   2,400.00    2,468.91             308.91          100,000           2,038.15               0.00       100,000
    58         3   2,400.00    3,736.74           1,576.74          100,000           2,916.04             756.04       100,000
    59         4   2,400.00    5,020.90           2,860.90          100,000           3,691.64           1,531.64       100,000
    60         5   2,400.00    6,313.55           4,153.55          100,000           4,355.71           2,195.71       100,000

    61         6   2,400.00    7,605.70           5,733.80          100,000           4,897.94           3,025.94       100,000
    62         7   2,400.00    8,887.12           7,303012          100,000           5,306.87           3,722.87       100,000
    63         8   2,400.00   10,140.27           8,844.27          100,000           5,564.07           4,268.07       100,000
    64         9   2,400.00   11,346.56          10,338.56          100,000           5,650.47           4,642.47       100,000
    65        10   2,400.00   12,486.97          11,766.97          100,000           5,547.09           4,827.09       100,000

    66        11   2,400.00   13,541.69          13,181.69          100,000           5,234.61           4,874.61       100,000
    67        12   2,400.00   14,489.81          14,489.81          100,000           4,692.94           4,692.94       100,000
    68        13   2,400.00   15,593.26          15,593.26          100,000           4,166.62           4,166.62       100,000
    69        14   2,400.00   16,570.00          16,570.00          100,000           3,364.67           3,364.67       100,000
    70        15   2,400.00   17,383.96          17,383.96          100,000           2,248.51           2,248.51       100,000

    71        16   2,400.00   17,984.87          17,984.87          100,000             764.47             764.47       100,000
    72        17   2,400.00   18,306.72          18,306.72          100,000               0.00               0.00             0
    73        18   2,400.00   18,261.01          18,261.01          100,000
    74        19   2,400.00   17,742.68          17,742.68          100,000
    75        20   2,400.00   16,631.03          16,631.03          100,000

    76        21   2,400.00   14,786.01          14,786.01          100,000
    77        22   2,400.00   12,033.55          12,033.55          100,000
    78        23   2,400.00    8,153.78           8,153.78          100,000
    79        24   2,400.00    2,855.21           2,855.21          100,000
    80        25   2,400.00        0.00               0.00                0

Net investment return percentages shown at the top of the table are calculated as the hypothetical gross investment return less a hypothetical daily charge for Fund advisory fees and operating expenses as shown in the Prospectus. The amounts shown in the columns labeled under Account Value, Net Cash Surrender Value and Death Benefit reflect these net investment returns as well as all other applicable types of insurance costs, deductions and charges shown in the Prospectus. This illustration does not project performance of any Fund selected.


                                                                       Page A-13

                                  SUPPLEMENT B

                    TABLE OF APPLICABLE DEATH BENEFIT FACTORS

      Insured's Age             Applicable         Insured's Age       Applicable           Insured's Age          Applicable
      Last Policy             Death Benefit         Last Policy       Death Benefit          Last Policy          Death Benefit
      Anniversary                 Factor            Anniversary          Factor              Anniversary              Factor
      -----------             --------------    ------------------    --------------      ------------------     --------------

       1 through 40                 2.50                 54                 1.57                   68                  1.17
            41                      2.43                 55                 1.50                   69                  1.16
            42                      2.36                 56                 1.46                   70                  1.15
            43                      2.29                 57                 1.42                   71                  1.13
            44                      2.22                 58                 1.38                   72                  1.11
            45                      2.15                 59                 1.34                   73                  1.09
            46                      2.09                 60                 1.30                   74                  1.07
            47                      2.03                 61                 1.28             75 through 90             1.05
            48                      1.97                 62                 1.26                   91                  1.04
            49                      1.91                 63                 1.24                   92                  1.03
            50                      1.85                 64                 1.22                   93                  1.02
            51                      1.78                 65                 1.20                   94                  1.01
            52                      1.71                 66                 1.19              95 or higher             1.00
            53                      1.64                 67                 1.18



                                                                        Page B-1

                                  SUPPLEMENT C
                       TABLE OF COST OF INSURANCE CHARGES

The Guaranteed Maximum Monthly Cost of Insurance Charges per $1,000 of Specified Amount for an Insured in the standard or preferred underwriting class are listed in the table below (Based on 1980 CSO Mortality Table, Age Last Birthday). For any insured in a special or substandard rate class, the rate above must be multiplied by the appropriate rating factor, as shown in an amendment added to the policy.

----------------------------------------------   -----------------------------------------------------------------------------------
                Juvenile Ages                                                             Adult Ages
----------------------------------------------   -----------------------------------------------------------------------------------

                                                                     Male           Male               Female              Female
   Attained                                        Attained         Tobacco       Tobacco             Tobacco             Tobacco
     Age            Male          Female             Age          Abstainer*       User**            Abstainer*            User**
     ---            ----          ------             ---          ----------       ------            ----------            ------

      0           0.089220       0.073370             20           0.140130       0.193580            0.084210            0.097560
      1           0.085880       0.070030             21           0.138460       0.193580            0.085880            0.099230
      2           0.082540       0.066700             22           0.135950       0.190240            0.086720            0.101730
      3           0.080880       0.065030             23           0.132610       0.186890            0.088380            0.104240
      4           0.077540       0.064190             24           0.129280       0.181880            0.090050            0.106740
      5           0.073370       0.062530             25           0.125100       0.176030            0.091720            0.109240
      6           0.069200       0.060860             26           0.122600       0.172690            0.094220            0.113420
      7           0.065030       0.059190             27           0.120930       0.171020            0.095890            0.116760
      8           0.062530       0.058360             28           0.120090       0.171020            0.098400            0.120930
      9           0.061690       0.057520             29           0.120090       0.173530            0.101730            0.125940
      10          0.062530       0.056690             30           0.120930       0.177710            0.104240            0.131780
      11          0.067530       0.058360             31           0.123430       0.183550            0.107580            0.136790
      12          0.076700       0.060860             32           0.126770       0.191070            0.110910            0.142630
      13          0.089220       0.064190             33           0.131780       0.201100            0.115090            0.150150
      14          0.103400       0.068360             34           0.137620       0.212790            0.120090            0.158500
      15          0.118420       0.072530             35           0.144300       0.227000            0.125940            0.167680
      16          0.132610       0.076700             36           0.151820       0.243720            0.134280            0.181880
      17          0.143470       0.080040             37           0.161840       0.264620            0.144300            0.198590
      18          0.151820       0.083380             38           0.172690       0.288040            0.155160            0.217810
      19          0.156830       0.085880             39           0.184390       0.314810            0.166850            0.238700
----------------------------------------------
                                                      40           0.198590       0.345780            0.181050            0.263790
                                                      41           0.213630       0.379270            0.196080            0.290550
                                                      42           0.229510       0.416120            0.211120            0.317320
* Abstainer generally means the Insured does          43           0.247060       0.456350            0.226170            0.344100
  not use tobacco products.
                                                      44           0.266290       0.500790            0.241210            0.370890
                                                      45           0.288040       0.547780            0.257930            0.399370
                                                      46           0.311460       0.596470            0.275490            0.428690
                                                      47           0.336570       0.649400            0.294730            0.458870
** User generally means the Insured uses              48           0.364190       0.706570            0.314810            0.491570
   tobacco products.
                                                      49           0.394340       0.768830            0.337410            0.527640
                                                      50           0.428690       0.837880            0.362520            0.566250
                                                      51           0.468090       0.916270            0.390150            0.607390
                                                      52           0.513380       1.004870            0.421990            0.654440
                                                      53           0.565410       1.105400            0.457190            0.706570
                                                      54           0.623350       1.215380            0.493240            0.759570
                                                      55           0.688070       1.333150            0.531830            0.814290
                                                 -----------------------------------------------------------------------------------


                                                                        Page C-1

                                                 -----------------------------------------------------------------------------------
                                                                                          Adult Ages
                                                 -----------------------------------------------------------------------------------
                                                                     Male           Male               Female              Female
                                                   Attained         Tobacco       Tobacco             Tobacco             Tobacco
                                                     Age          Abstainer*       User**            Abstainer*            User**
                                                     ---          ----------       ------            ----------            ------

                                                      56            0.758730       1.457890            0.570440            0.868210
                                                      57            0.833670       1.589640            0.608230            0.918800
                                                      58            0.917110       1.728430            0.646040            0.968570
                                                      59            1.010780       1.877720            0.688910            1.021750
                                                      60            1.115550       2.044410            0.739370            1.085110
                                                      61            1.232310       2.232910            0.801660            1.164600
                                                      62            1.367070       2.445950            0.879170            1.267040
                                                      63            1.519910       2.684600            0.974480            1.391670
                                                      64            1.690090       2.946500            1.081730            1.539600
                                                      65            1.876860       3.224930            1.197600            1.678160
                                                      66            2.079500       3.517450            1.317890            1.828210
                                                      67            2.297270       3.821590            1.440910            1.973420
                                                      68            2.534600       4.141890            1.568370            2.120610
                                                      69            2.798580       4.490890            1.710530            2.280960
                                                      70            3.098170       4.877870            1.877720            2.470900
                                                      71            3.441600       5.314990            2.082070            2.712220
                                                      72            3.839990       5.812080            2.333340            3.008860
                                                      73            4.293280       6.366660            2.635430            3.363220
                                                      74            4.794460       6.979050            2.984600            3.769070
                                                      75            5.333740       7.638620            3.376280            4.214910
                                                      76            5.907380       8.318710            3.802330            4.691660
                                                      77            6.511600       9.007620            4.261570            5.192770
                                                      78            7.150730       9.710250            4.761660            5.725870
                                                      79            7.845900      10.451730            5.319450            6.310570
                                                      80            8.620930      11.258160            5.958680            6.970840
                                                      81            9.498890      12.154910            6.700420            7.726990
 * Abstainer generally means the Insured does         82           10.501350      13.160810            7.564140            8.595770
           not use tobacco products.
                                                      83           11.628210      14.262960            8.550150            9.611100
                                                      84           12.862100      15.427670            9.651690           10.726950
                                                      85           14.178860      16.617240           10.861090           11.929990
                                                      86           15.565070      17.803170           12.174410           13.214160
   ** User generally means the Insured uses           87           17.002260      19.039280           13.594640           14.570110
               tobacco products.
                                                      88           18.486430      20.348230           15.128280           16.008410
                                                      89           20.041320      21.671680           16.793990           17.532150
                                                      90           21.693700      23.030110           18.613420           19.256820
                                                      91           23.488560      24.468300           20.640050           21.156900
                                                      92           25.504290      26.169550           22.968510           23.319700
                                                      93           27.961930      28.406850           25.797340           25.937870
                                                      94           31.383850      31.563380           29.586210           29.586210
                                                      95           36.798270      36.798270           35.366190           35.366190
                                                      96           46.588990      46.588990           45.525080           45.525080
                                                      97           67.043870      67.043870           66.318680           66.318680
                                                      98          120.666220     120.666220          120.231250          120.231250
                                                      99          120.666220     120.666220          120.231250          120.231250
                                                      ------------------------------------------------------------------------------


                                                                        Page C-2

                                  SUPPLEMENT D
                        TABLE OF SURRENDER TARGET AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                    Male                          Male                               Female                              Female
   Attained       Tobacco                        Tobacco                            Tobacco                             Tobacco
     Age         Abstainer*                      User**                            Abstainer*                            User**
------------------------------------------------------------------------------------------------------------------------------------
      0             N/A                            4.00                               N/A                                 3.50
      1             N/A                            4.00                               N/A                                 3.50
      2             N/A                            4.00                               N/A                                 3.50
      3             N/A                            4.00                               N/A                                 3.50
      4             N/A                            4.00                               N/A                                 3.50
      5             N/A                            4.00                               N/A                                 3.50
      6             N/A                            4.00                               N/A                                 3.50
      7             N/A                            4.00                               N/A                                 3.50
      8             N/A                            4.00                               N/A                                 3.50
      9             N/A                            4.00                               N/A                                 3.50
      10            N/A                            4.00                               N/A                                 3.50
      11            N/A                            4.00                               N/A                                 3.50
      12            N/A                            4.00                               N/A                                 3.50
      13            N/A                            4.00                               N/A                                 3.50
      14            N/A                            4.00                               N/A                                 3.50
      15            N/A                            4.00                               N/A                                 3.50
      16            N/A                            4.30                               N/A                                 3.60
      17            N/A                            4.60                               N/A                                 3.70
      18            N/A                            4.90                               N/A                                 3.80
      19            N/A                            5.20                               N/A                                 3.90
      20            4.00                           5.50                               3.50                                4.00
      21            4.14                           5.73                               3.64                                4.14
      22            4.28                           5.97                               3.78                                4.28
      23            4.43                           6.22                               3.93                                4.43
      24            4.58                           6.48                               4.09                                4.58
      25            4.75                           6.75                               4.25                                4.75
      26            5.06                           7.11                               4.47                                5.06
      27            5.39                           7.49                               4.71                                5.39
      28            5.74                           7.89                               4.96                                5.74
      29            6.11                           8.31                               5.22                                6.11
      30            6.50                           8.75                               5.50                                6.50
      31            6.86                           9.16                               5.77                                6.86
      32            7.24                           9.59                               6.06                                7.24
      33            7.64                          10.04                               6.36                                7.64
      34            8.06                          10.51                               6.67                                8.06
      35            8.50                          11.00                               7.00                                8.50
      36            8.95                          11.58                               7.36                                8.95
      37            9.42                          12.20                               7.74                                9.42
      38            9.92                          12.85                               8.14                                9.92
      39           10.44                          13.53                               8.56                               10.44
      40           11.00                          14.25                               9.00                               11.00
      41           11.54                          14.93                               9.45                               11.54
      42           12.11                          15.64                               9.92                               12.11
      43           12.71                          16.39                              10.42                               12.71
      44           13.34                          17.17                              10.94                               13.34
      45           14.00                          18.00                              11.50                               14.00
      46           14.72                          18.90                              12.13                               14.64
      47           15.48                          19.85                              12.79                               15.31
      48           16.28                          20.85                              13.49                               16.01
      49           17.12                          21.90                              14.23                               16.74
      50           18.00                          23.00                              15.00                               17.50
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Page D-1

------------------------------------------------------------------------------------------------------------------------------------
                    Male                          Male                               Female                              Female
   Attained       Tobacco                        Tobacco                            Tobacco                             Tobacco
     Age         Abstainer*                      User**                            Abstainer*                            User**

------------------------------------------------------------------------------------------------------------------------------------
      51           19.07                          24.26                              15.73                               18.40
      52           20.20                          25.58                              16.49                               19.35
      53           21.40                          26.98                              17.29                               20.35
      54           22.67                          28.45                              18.13                               21.40
      55           24.00                          30.00                              19.00                               22.50
      56           25.26                          31.62                              20.03                               23.59
      57           26.59                          33.32                              21.12                               24.73
      58           27.99                          35.12                              22.27                               25.93
      59           29.46                          37.01                              23.48                               27.19
      60           31.00                          39.00                              24.75                               28.50
      61           32.62                          40.99                              26.05                               29.86
      62           34.33                          43.08                              27.42                               31.29
      63           36.13                          45.27                              28.87                               32.79
      64           38.02                          47.58                              30.39                               34.36
      65           40.00                          50.00                              32.00                               36.00
      66           42.30                          50.00                              33.95                               37.97
      67           44.75                          50.00                              36.02                               40.05
      68           47.40                          50.00                              38.21                               42.24
      69           47.50                          50.00                              40.54                               44.55
      70           47.50                          50.00                              43.50                               47.50
      71           47.50                          50.00                              46.68                               47.50
      72           47.50                          50.00                              47.50                               47.50
      73           47.50                          50.00                              47.50                               47.50
      74           47.50                          50.00                              47.50                               47.50
      75           47.50                          50.00                              47.50                               47.50
      76           47.50                          50.00                              47.50                               47.50
      77           47.50                          50.00                              47.50                               47.50
      78           47.50                          50.00                              47.50                               47.50
      79           47.50                          50.00                              47.50                               47.50
      80           47.50                          50.00                              47.50                               47.50
      81           47.50                          50.00                              47.50                               47.50
      82           47.50                          50.00                              47.50                               47.50
      83           47.50                          50.00                              47.50                               47.50
      84           47.50                          50.00                              47.50                               47.50
      85           47.50                          50.00                              47.50                               47.50
------------------------------------------------------------------------------------------------------------------------------------

     * Abstainer generally means the Insured does not use tobacco products.

           ** User generally means the Insured uses tobacco products.


                                                                        Page D-2

                                  SUPPLEMENT E
                        CALCULATION OF SURRENDER CHARGES

The surrender charge is assessed on each Coverage Layer. The surrender charge depends on the surrender target amount and number of Coverage Years for each Coverage Layer. The total surrender charge is the sum of the surrender charges for all of the Coverage Layers.

                                                          Surrender Charge
                                                Percentage of Surrender Target Amount
            Coverage Year                                 for Coverage Layer
            -------------                                 ------------------

            Year 1 to Year 5                   90%
            Year 6 to Year 10                  90% - [(monthly duration less 60) x 1.00%]
            Year 11 to Year 12                 30% - [(monthly duration less 120) x 1.25%]
            Year 13 and later                  None



                                                                        Page E-1

                                  SUPPLEMENT F
                             CONTINUATION PROVISIONS

Continuation Coverage Under the Five-Year No-Lapse Guarantee

To determine if your adjusted total premium payments are sufficient to maintain the Five-Year No-Lapse Guarantee for continuation of your Policy during the first 5 years beginning on the Policy Date, we use the following procedure:

     o We determine your adjusted total premium payments (the total amount of your premium payments less the amount of any withdrawals and the amount of your Loan Account).

     o We determine if you have made any changes in your Policy that resulted in an increase in the Monthly Deduction. In this discussion, we call this type of change a policy change.

     o    We determine the total required amount for this guarantee provision.

          o If you have not made any policy changes, the total required amount is 1/12th of the minimum annual premium for the Five-Year No-Lapse Guarantee multiplied by the number of months from the Policy Date to the next Monthly Anniversary Day. The minimum annual premium for the Five-Year No-Lapse Guarantee is shown on your Policy Schedule.

               For example, if the minimum annual premium for the Five-Year No-Lapse Guarantee is $720.00, your Policy Date is June 15, 2000, the next Monthly Anniversary Day is March 15, 2001, and you have not made any policy changes, the required amount is $540.00 = ($720.00 divided by 12) x 9 (number of months since the Policy
               Date).

          o If you have made a policy change, we calculate a required amount for the period from the Policy Date to the date on which the policy change was effective and a required amount for the period from the date on which the policy change was effective to the next Monthly Anniversary Day. Each calculation is based on the minimum annual premium for the Five-Year No-Lapse Guarantee applicable for each period. We then add the 2 required amounts to determine the total required amount.

          o If you have made more than one policy change, we calculate a required amount for each period. We then add the required amounts to determine the total required amount.

     o We then compare your adjusted total premium payments to the total required amount.



                                                                        Page F-1

          o If your adjusted total premium payments are equal to or greater than the total required amount, your Policy will continue to be effective, your Five-Year No-Lapse Guarantee will remain in effect and your Policy will not lapse.

          o If your adjusted total premium payments are less than the total required amount, a Grace Period will start.

          o We will send you a notice if you are in jeopardy of losing your Five-Year No-Lapse Guarantee. If your Five-Year No-Lapse Guarantee is lost, it will not be reinstated.



                                                                        Page F-2

                                  SUPPLEMENT G
                              VALUATION PROCEDURES

Sub-Accounts Accumulation Unit Value

In this discussion, the term Valuation Period means the period of time beginning at the close of trading on the NYSE on one Valuation Date, as defined below, and ending at the close of trading on the NYSE on the next succeeding Valuation Date. A Valuation Date is each day valuation of the Sub-Accounts is required by law including every day that the NYSE is open.

The value of an Accumulation Unit at the close of any Valuation Period is determined for each Sub-Account by multiplying the Accumulation Unit Value of the Sub-Account at the close of the immediately preceding Valuation Period by the "Net Investment Factor" (described below). Depending upon investment performance of the underlying Fund in which the Sub-Account is invested, the Accumulation Unit Value may increase or decrease.

The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing (a) by (b), where:

     (a) equals:    (1) the net asset value per share of the underlying Fund at the end of the current Valuation Period, plus

                    (2) the per share amount of any dividend or capital gain distribution made by the underlying Fund on shares held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

                    (3) a per share charge or credit for any taxes reserved, which are determined by Columbus Life to have resulted from the investment operations of the Sub-Account during the current Valuation Period;

     (b) is the net asset value per share of the corresponding underlying Fund determined at the end of the immediately preceding Valuation Period.

Fixed Account Value

The value of the Fixed Account is calculated on a daily basis by the following formula:

     NP + XFT + I - XFF - WD = value of the Fixed Account where

     NP  =  the sum of all Net Premiums allocated to the Fixed Account
     XFT =  any amount transferred to the Fixed Account from the Sub-Accounts
     I   =  interest credited by Columbus Life to the Fixed Account
     XFF = any amounts transferred from the Fixed Account to the Sub-Accounts WD = any amounts withdrawn for charges or deductions or in connection with withdrawals



                                                                        Page G-1

                 SEPARATE ACCOUNT 1 ANNUAL FINANCIAL STATEMENTS

                              Financial Statements

                         Columbus Life Insurance Company
                               Separate Account 1

                         Period ended December 31, 1999
                       with Report of Independent Auditors

                         Columbus Life Insurance Company
                               Separate Account 1

                              Financial Statements


                         Period ended December 31, 1999






                                    Contents

Report of Independent Auditors.................................................1

Audited Financial Statements

Statement of Net Assets........................................................2
Statement of Operations and Changes in Net Assets for the
  Period ended December 31, 1999...............................................3
Notes to Financial Statements..................................................5
Supplementary Information-Selected Per Unit Data and Ratios....................9

                         Report of Independent Auditors

Contractholders of Columbus Life Insurance Company Separate Account 1 and
Board of Directors of Columbus Life Insurance Company

We have audited the accompanying statement of net assets of Columbus Life Insurance Company Separate Account 1 (comprising, respectively, the AIM V.I. Growth Fund, AIM V.I. Government Securities Fund, Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, MFS Emerging Growth Series, MFS Growth with Income Series, PIMCO Long-Term U.S. Government Bond Portfolio, Touchstone Small Cap Value Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Income Opportunity Fund, Touchstone High Yield Bond Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Enhanced Thirty Fund, Touchstone Balanced Fund, Touchstone Bond Fund, and Touchstone Standby Income Fund) as of December 31, 1999, and the related statement of operations and changes in net assets and selected per unit data and ratios for the period indicated therein. These financial statements and per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the Columbus Life Insurance Company Separate Account 1 at December 31, 1999, and the results of their operations and changes in their net assets and the per unit data and ratios for the period indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
April 18, 2000

               Columbus Life Insurance Company Separate Account 1

                             Statement of Net Assets

                               December 31, 1999

Assets
Investments at current market value:
       AIM Variable Insurance Funds, Inc.
              AIM V.I. Growth Fund (317 shares, cost $10,047)                                  $ 10,230
              AIM V.I. Government Securities Fund (9 shares, cost $104)                             101
       The Alger American Fund
              Alger American Small Capitalization Portfolio (6 shares, cost $273)                   316
              Alger American Growth Portfolio (444 shares, cost $28,353)                         28,614
       MFS Variable Insurance Trust
              MFS Emerging Growth Series (578 shares, cost $21,498)                              21,937
              MFS Growth with Income Series (149 shares, cost $3,116)                             3,181
       PIMCO Variable Insurance Trust
              PIMCO Long-Term U.S.  Government Bond Portfolio (11 shares, cost $102)                 99
       Touchstone Variable Series Trust
              Touchstone Small Cap Value Fund (33 shares, cost $376)                                394
              Touchstone Emerging Growth Fund (7 shares, cost $118)                                 130
              Touchstone International Equity Fund (36 shares, cost $602)                           623
              Touchstone Income Opportunity Fund (13 shares, cost $113)                             103
              Touchstone High Yield Bond Fund (11 shares, cost $106)                                 97
              Touchstone Value Plus Fund (10 shares, cost $104)                                     109
              Touchstone Growth & Income Fund (52 shares, cost $561)                                562
              Touchstone Enhanced 30 Fund (123 shares, cost $1,271)                               1,297
              Touchstone Balanced Fund (8 shares, cost $110)                                        107
              Touchstone Bond Fund (10 shares, cost $100)                                           100
              Touchstone Standby Income Fund (6,056 shares, cost $60,072)                        60,072
                                                                                              ---------

       Total invested assets                                                                    128,072

Liabilities
Accounts payable                                                                                      9
                                                                                              ---------

       Total net assets                                                                       $ 128,063
                                                                                              =========

Net Assets
Variable universal life insurance contracts                                                   $ 126,027
Retained in the variable account by Columbus Life Insurance Company                               2,036
                                                                                              ---------

       Total net assets                                                                       $ 128,063
                                                                                              =========

See accompanying notes

               Columbus Life Insurance Company Separate Account 1

                Statement of Operations and Changes in Net Assets

                         Period Ended December 31, 1999*

                                                                                                         AIM V.I.     Alger American
                                                                                           AIM V.I.     Government         Small
                                                                                            Growth      Securities    Capitalization
                                                                                Total     Sub-Account   Sub-Account     Sub-Account
                                                                          ----------------------------------------------------------
Income:
     Dividends and capital gains                                             $     103     $       7     $       4       $      --
     Miscellaneous income                                                           10             1            (1)              1
Expenses:
     Mortality and expense risk charge                                               8             1            --              --
                                                                          ----------------------------------------------------------

     Net investment income                                                         105             7             3               1


     Net change in unrealized appreciation (depreciation) on investments         1,044           182            (3)             43

     Realized gain on investments                                                   25             1            --               4
                                                                          ----------------------------------------------------------

Net realized and unrealized gain (loss) on investments                           1,069           183            (3)             47
                                                                          ----------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                  1,174           190            --              48
                                                                          ----------------------------------------------------------

Contract owners activity:
     Payments received from contract owners                                    128,195        10,251           100             314

     Cost of insurance and benefits provided by riders                          (1,036)         (153)           --             (30)

     Monthly expense charge                                                       (270)          (58)           --             (16)
                                                                          ----------------------------------------------------------

Net increase from contract activity                                            126,889        10,040           100             268
                                                                          ----------------------------------------------------------

Net increase in net assets                                                     128,063        10,230           100             316
                                                                          ----------------------------------------------------------

Net assets, at beginning of period                                                  --            --            --              --
                                                                          ----------------------------------------------------------

Net assets, at end of period                                                 $ 128,063     $  10,230     $     100       $     316
                                                                          ==========================================================

                                                                                              MFS VIT        MFS VIT
                                                                           Alger American     Emerging     Growth with
                                                                                Growth         Growth        Income
                                                                             Sub-Account    Sub-Account    Sub-Account
                                                                          ---------------------------------------------
Income:
     Dividends and capital gains                                             $      --       $      --      $      --
     Miscellaneous income                                                            2               1              1
Expenses:
     Mortality and expense risk charge                                               2              --              1
                                                                          ---------------------------------------------

     Net investment income                                                          --               1             --


     Net change in unrealized appreciation (depreciation) on investments           261             439             65

     Realized gain on investments                                                    9               6             --
                                                                          ---------------------------------------------

Net realized and unrealized gain (loss) on investments                             270             445             65
                                                                          ---------------------------------------------

Net increase (decrease) in net assets resulting from operations                    270             446             65
                                                                          ---------------------------------------------

Contract owners activity:
     Payments received from contract owners                                     28,625          21,636          3,197

     Cost of insurance and benefits provided by riders                            (224)           (108)           (66)

     Monthly expense charge                                                        (59)            (38)           (15)
                                                                          ---------------------------------------------

Net increase from contract activity                                             28,342          21,490          3,116
                                                                          ---------------------------------------------

Net increase in net assets                                                      28,612          21,936          3,181
                                                                          ---------------------------------------------

Net assets, at beginning of period                                                  --              --             --
                                                                          ---------------------------------------------

Net assets, at end of period                                                 $  28,612       $  21,936      $   3,181
                                                                          =============================================

                                                                            PIMCO Long-term
                                                                            U.S. Government   U.S. Government
                                                                                  Bond        Small Cap Value
                                                                              Sub-Account       Sub-Account
                                                                          -----------------------------------
Income:
     Dividends and capital gains                                              $       2         $      --
     Miscellaneous income                                                            (1)               --
Expenses:
     Mortality and expense risk charge                                               --                --
                                                                          -----------------------------------

     Net investment income                                                            1                --


     Net change in unrealized appreciation (depreciation) on investments             (2)               18

     Realized gain on investments                                                    --                 1
                                                                          -----------------------------------

Net realized and unrealized gain (loss) on investments                               (2)               19
                                                                          -----------------------------------

Net increase (decrease) in net assets resulting from operations                      (1)               19
                                                                          -----------------------------------

Contract owners activity:
     Payments received from contract owners                                         100               421

     Cost of insurance and benefits provided by riders                               --               (31)

     Monthly expense charge                                                          --               (15)
                                                                          -----------------------------------

Net increase from contract activity                                                 100               375
                                                                          -----------------------------------

Net increase in net assets                                                           99               394
                                                                          -----------------------------------

Net assets, at beginning of period                                                   --                --
                                                                          -----------------------------------

Net assets, at end of period                                                  $      99         $     394
                                                                          ===================================

See accompanying notes

* For the period beginning August 30, 1999 (commencement of operations) to December 31, 1999.

               Columbus Life Insurance Company Separate Account 1

                         Period Ended December 31, 1999*

                                                                                             Touchstone    Touchstone
                                                                              Touchstone    International    Income      Touchstone
                                                                            Emerging Growth     Equity    Opportunity    High-Yield
                                                                             Sub-Account     Sub-Account  Sub-Account    Sub-Account
                                                                            --------------------------------------------------------
Income:
     Dividends and capital gains                                              $     18      $     20       $     12       $      6
     Miscellaneous income                                                           --             1             --             --
Expenses:
     Mortality and expense risk, and administrative charge                          --             1             --             --
                                                                            --------------------------------------------------------

     Net investment income                                                          18            20             12              6


     Net change in unrealized appreciation (depreciation) on investments            11            21             (9)            (9)

     Realized gain on investments                                                   --             4             --             --
                                                                            --------------------------------------------------------

Net realized and unrealized gain (loss) on investments                              11            25             (9)            (9)
                                                                            --------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                     29            45              3             (3)
                                                                            --------------------------------------------------------

Contract owners activity:
     Payments received from contract owners                                        100           634            100            100

     Cost of insurance and benefits provided by riders                              --           (39)            --             --

     Monthly expense charge                                                         --           (18)            --             --
                                                                            --------------------------------------------------------

Net increase from contract activity                                                100           577            100            100
                                                                            --------------------------------------------------------

Net increase in net assets                                                         129           622            103             97
                                                                            --------------------------------------------------------

Net assets, at beginning of period                                                  --            --             --             --
                                                                            --------------------------------------------------------

Net assets, at end of period                                                  $    129      $    622       $    103       $     97
                                                                            ========================================================

                                                                                           Touchstone
                                                                             Touchstone    Growth and     Touchstone     Touchstone
                                                                             Value Plus      Income       Enhanced 30     Balanced
                                                                             Sub-Account   Sub-Account    Sub-Account    Sub-Account
                                                                            --------------------------------------------------------
Income:
     Dividends and capital gains                                               $      4      $     --      $      6       $     10
     Miscellaneous income                                                            --            --             3             --
Expenses:
     Mortality and expense risk, and administrative charge                           --            --             1             --
                                                                            --------------------------------------------------------

     Net investment income                                                            4            --             8             10


     Net change in unrealized appreciation (depreciation) on investments              5             1            26             (3)

     Realized gain on investments                                                    --            --            --             --
                                                                            --------------------------------------------------------

Net realized and unrealized gain (loss) on investments                                5             1            26             (3)
                                                                            --------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                       9             1            34              7
                                                                            --------------------------------------------------------

Contract owners activity:
     Payments received from contract owners                                         100           611         1,317            100

     Cost of insurance and benefits provided by riders                               --           (35)          (43)            --

     Monthly expense charge                                                          --           (16)          (11)            --
                                                                            --------------------------------------------------------

Net increase from contract activity                                                 100           560         1,263            100
                                                                            --------------------------------------------------------

Net increase in net assets                                                          109           561         1,297            107
                                                                            --------------------------------------------------------

Net assets, at beginning of period                                                   --            --            --             --
                                                                            --------------------------------------------------------

Net assets, at end of period                                                   $    109      $    561      $  1,297       $    107
                                                                            ========================================================

                                                                                           Touchstone
                                                                             Touchstone      Standby
                                                                                Bond         Income
                                                                             Sub-Account  Sub-Account
                                                                           --------------------------
Income:
     Dividends and capital gains                                             $     --      $     14
     Miscellaneous income                                                          --             2
Expenses:
     Mortality and expense risk, and administrative charge                         --             2
                                                                           --------------------------

     Net investment income                                                         --            14


     Net change in unrealized appreciation (depreciation) on investments           --            (2)

     Realized gain on investments                                                  --            --
                                                                           --------------------------

Net realized and unrealized gain (loss) on investments                             --            (2)
                                                                           --------------------------

Net increase (decrease) in net assets resulting from operations                    --            12
                                                                           --------------------------

Contract owners activity:
     Payments received from contract owners                                       100        60,389

     Cost of insurance and benefits provided by riders                             --          (307)

     Monthly expense charge                                                        --           (24)
                                                                           --------------------------

Net increase from contract activity                                               100        60,058
                                                                           --------------------------

Net increase in net assets                                                        100        60,070
                                                                           --------------------------

Net assets, at beginning of period                                                 --            --
                                                                           --------------------------

Net assets, at end of period                                                 $    100      $ 60,070
                                                                           ==========================

See accompanying notes

* For the period beginning August 30, 1999 (commencement of operations) to December 31, 1999.

               Columbus Life Insurance Company Separate Account 1

                          Notes to Financial Statements

                                December 31, 1999


1. Organization and Nature of Business

Columbus Life Insurance Company Separate Account 1 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), established by the Columbus Life Insurance Company (the "Company"), a life insurance company which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life variable universal life insurance policy.

2. Significant Accounting Policies

The Account has eighteen investment sub-accounts, each of which invests in the corresponding portfolio (a "Portfolio") of AIM Variable Insurance Funds, Inc., The Alger American Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust or Touchstone Variable Series Trust, each of which is an open-ended diversified management investment company. Each sub-account's value fluctuates on a day to day basis depending on the investment performance of the Portfolio in which the sub-account is invested. A policyholder may also allocate funds to the fixed account, which is part of the general account of the Company. Due to exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account has not been registered as an investment company under the 1940 Act. Sub-account transactions are recorded on the trade date and income from dividends are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

3. Policy Charges

The Company deducts a premium expense charge to cover the cost of distributing the policies. The maximum premium expense charge is 5.5% of a premium payment. The current premium expense charge is 4.75% of a premium payment. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

A tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options.

The Company also deducts a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.

The Company also deducts an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted on each monthly anniversary day.

The monthly expense charge covers the cost of record keeping and administering the policy. The maximum monthly expense charge is $7.00. The current monthly expense charge is $6.00. This charge is also deducted on each monthly anniversary day.

The Company also makes certain deductions on a pro rata basis from accumulation unit values of each sub-account in order to compensate the Company for its assumption of mortality and expense risks. The charges are made daily at an annual effective rate not to exceed 1.00%. As of December 31, 1999 the effective annual rate of these charges is 0.90%.

A surrender charge is imposed if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount. The amount of the charge depends upon the insured's age, gender and underwriting class.

There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10.00 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.

There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.

4. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5. Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

6. Purchases and Sales of Investments

The following table shows aggregate cost of shares of the portfolios purchased and proceeds from shares of the portfolios sold by the corresponding sub-accounts for the period August 30, 1999 to December 31, 1999.

                                                          Purchases       Sales
                                                          ---------------------

AIM Variable Insurance Funds, Inc.
    AIM V.I. Growth Fund                                  $ 10,053     $      7
    AIM V.I. Government Securities Fund                        104           --

The Alger American Fund
    Alger American Small Capitalization Portfolio              289           20
    Alger American Growth Portfolio                         28,414           70

The MFS Variable Insurance Trust
    MFS VIT Emerging Growth Series                          21,515           24
    MFS VIT Growth with Income Series                        3,117            1

PIMCO Variable Insurance Trust
    PIMCO Long-Term U.S. Government Bond Portfolio             102           --

Touchstone Variable Series Trust
   Touchstone Small Cap Value Fund                             385           10
   Touchstone Emerging Growth Fund                             118           --
   Touchstone International Equity Fund                        625           28
   Touchstone Income Opportunity Fund                          113           --
   Touchstone High Yield Bond Fund                             106           --
   Touchstone Value Plus Fund                                  105           --
   Touchstone Growth & Income Fund                             585           24
   Touchstone Enhanced 30 Fund                               1,289           18
   Touchstone Balanced Fund                                    110           --
   Touchstone Bond Fund                                        100           --
   Touchstone Standby Income Fund                           60,073           --
                                                          ---------------------

         Total                                            $127,204     $    202
                                                          =====================

               Columbus Life Insurance Company Separate Account 1

                          Notes to Financial Statements


7. Unit Values

The following table shows a summary of units outstanding for variable universal life insurance contracts for the period August 30 to December 31, 1999.

Touchstone Advisor Variable Universal Life

                                                                  Beginning  Units      Units      Ending                     Ending
                                                                    Units  Purchased   Redeemed     Units      Unit Value     Value
                                                                   -----------------------------------------------------------------
AIM V.I. Growth*                                                     --        849        (18)        831       12.315782   $ 10,230
AIM V.I. Government Securities*                                      --         10         --          10       10.063623        100

Alger American Small Capitalization*                                 --         27         (4)         23       13.556275        316
Alger American Growth*                                               --      2,394        (24)      2,370       12.071872     28,612

MFS VIT Emerging Growth*                                             --      1,390        (10)      1,380       15.900034     21,936
MFS VIT Growth with Income*                                          --        310         (8)        302       10.549026      3,181

PIMCO Long-Term U.S. Government Bond*                                --         10         --          10         9.83429         99

Touchstone Small Cap Value Fund*                                     --         38         (4)         34       11.626635        394
Touchstone Emerging Growth Fund                                      --         10         --          10       12.920008        129
Touchstone International Equity Fund*                                --         54         (5)         49       12.808245        622
Touchstone Income Opportunity Fund*                                  --         10         --          10       10.301586        103
Touchstone High Yield Bond Fund*                                     --         10         --          10        9.674330         97
Touchstone Value Plus Fund*                                          --         10         --          10       10.899576        109
Touchstone Growth & Income Fund*                                     --         62         (5)         57        9.877579        561
Touchstone Enhanced 30 Fund*                                         --        129         (5)        124       10.441745      1,297
Touchstone Balanced Fund*                                            --         10         --          10       10.706296        107
Touchstone Bond Fund*                                                --         10         --          10       10.020051        100
Touchstone Standby Income Fund*                                      --      5,952        (33)      5,919       10.148098     60,070
                                                                                                                            --------
   Total - Touchstone Advisor Variable Annuity                                                                              $128,063
                                                                                                                            ========

*Calculation of all variable universal life sub-account unit values began August 30, 1999 when those sub-accounts commenced operations.

               Columbus Life Insurance Company Separate Account 1

           Supplementary Information-Selected Per Unit Data and Ratios

    (Selected data for an accumulation unit outstanding throughout each year)

                         Period Ended December 31, 1999*


                                                           AIM V.I.        Alger American                           MFS VIT
                                           AIM V.I.       Government            Small           Alger American      Emerging
                                           Growth         Securities       Capitalization           Growth           Growth
                                        Sub-Account*      Sub-Account*       Sub-Account*        Sub-Account*      Sub-Account*
                                       ----------------------------------------------------------------------------------------
Per unit data
      Investment income                 $  0.437032       $  0.369312        $        --        $        --        $        --
      Expenses                             0.032538          0.030453           0.033753           0.032400           0.035248
                                       ----------------------------------------------------------------------------------------

      Net investment income (loss)         0.404494          0.338859          (0.033753)         (0.032400)         (0.035248)
      Net realized and
          unrealized gain (loss)
          on investments                   1.911288         (0.275236)          3.590028           2.104272           5.935282
                                       ----------------------------------------------------------------------------------------

      Net increase (decrease)
          in net asset value               2.315782          0.063623           3.556275           2.071872           5.900034
        Beginning of period               10.000000         10.000000          10.000000          10.000000          10.000000
                                       ----------------------------------------------------------------------------------------
        End of period                   $ 12.315782       $ 10.063623        $ 13.556275        $ 12.071872        $ 15.900034
                                       ========================================================================================

Ratios
      Ratio of operating
          expense to average
          net assets (%)                       0.02%             0.00%              0.00%              0.01%              0.00%

      Ratio of net investment
          income (loss) to
          average net assets (%)               0.14%             6.00%              0.63%              0.00%              0.01%

                                          MFS VIT        PIMCO Long-term                         Touchstone
                                        Growth with      U.S. Government       Touchstone         Emerging
                                           Income              Bond          Small Cap Value       Growth
                                        Sub-Account*       Sub-Account*        Sub-Account*     Sub-Account*
                                       ----------------------------------------------------------------------
Per unit data
      Investment income                  $        --        $  0.192604        $        --        $  1.827504
      Expenses                              0.030134           0.030145           0.031902           0.033162
                                       ----------------------------------------------------------------------

      Net investment income (loss)         (0.030134)          0.162459          (0.031902)          1.794342
      Net realized and
          unrealized gain (loss)
          on investments                    0.579160          (0.328169)          1.658537           1.125666
                                       ----------------------------------------------------------------------

      Net increase (decrease)
          in net asset value                0.549026          (0.165710)          1.626635           2.920008
        Beginning of period                10.000000          10.000000          10.000000          10.000000
                                       ----------------------------------------------------------------------
        End of period                    $ 10.549026        $  9.834290        $ 11.626635        $ 12.920008
                                       ======================================================================

Ratios
      Ratio of operating
          expense to average
          net assets (%)                        0.06%              0.00%              0.00%              0.00%

      Ratio of net investment
          income (loss) to
          average net assets (%)                0.00%              2.02%              0.00%             27.91%

*Calculation began August 30, 1999, when variable universal life sub-accounts commenced operations.

               Columbus Life Insurance Company Separate Account 1

    (Selected data for an accumulation unit outstanding throughout each year)

                         Period Ended December 31, 1999*

                                         Touchstone        Touchstone                                             Touchstone
                                        International        Income          Touchstone         Touchstone        Growth and
                                           Equity         Opportunity        High-Yield         Value Plus          Income
                                        Sub-Account*      Sub-Account*       Sub-Account*       Sub-Account*      Sub-Account*
                                      ----------------------------------------------------------------------------------------
Per unit data
      Investment income                 $  0.995074       $  1.256279        $        --        $  0.450131       $        --
      Expenses                             0.032738          0.030547           0.029169           0.030815          0.029677
                                      ----------------------------------------------------------------------------------------

      Net investment income (loss)         0.962336          1.225732          (0.029169)          0.419316         (0.029677)
      Net realized and
          unrealized gain (loss)
          on investments                   1.845909         (0.924146)         (0.296501)          0.480260         (0.092744)
                                      ----------------------------------------------------------------------------------------

      Net increase (decrease)
          in net asset value               2.808245          0.301586          (0.325670)          0.899576         (0.122421)
        Beginning of period               10.000000         10.000000          10.000000          10.000000         10.000000
                                      ----------------------------------------------------------------------------------------
        End of period                   $ 12.808245       $ 10.301586        $  9.674330        $ 10.899576       $  9.877579
                                      ========================================================================================

Ratios
      Ratio of operating
          expense to average
          net assets (%)                       0.32%             0.00%              0.00%              0.00%             0.00%

      Ratio of net investment
          income (loss) to
          average net assets (%)               6.43%            23.30%             12.37%              7.34%             0.00%

                                                                                                Touchstone
                                       Touchstone        Touchstone         Touchstone            Standby
                                       Enhanced 30        Balanced             Bond               Income
                                       Sub-Account*      Sub-Account*       Sub-Account*        Sub-Account*
                                      ---------------------------------------------------------------------
Per unit data
      Investment income                $  0.048376       $  1.037666        $        --        $  0.198701
      Expenses                            0.030013          0.031080           0.030413           0.030415
                                      ---------------------------------------------------------------------

      Net investment income (loss)        0.018363          1.006586          (0.030413)          0.168286
      Net realized and
          unrealized gain (loss)
          on investments                  0.423382         (0.300290)          0.050464          (0.020188)
                                      ---------------------------------------------------------------------

      Net increase (decrease)
          in net asset value              0.441745          0.706296           0.020051           0.148098
        Beginning of period              10.000000         10.000000          10.000000          10.000000
                                      ---------------------------------------------------------------------
        End of period                  $ 10.441745       $ 10.706296        $ 10.020051        $ 10.148098
                                      =====================================================================

Ratios
      Ratio of operating
          expense to average
          net assets (%)                      0.00%             0.15%              0.00%              0.01%

      Ratio of net investment
          income (loss) to
          average net assets (%)             18.69%             1.23%              0.00%              0.05%

*Calculation began August 30, 1999, when variable universal life sub-accounts commenced operations.

                    COLUMBUS LIFE ANNUAL FINANCIAL STATEMENTS

                      Statutory-Basis Financial Statements
                            and Supplemental Schedule

                         Columbus Life Insurance Company

                     Years ended December 31, 1999 and 1998
                      with Reports of Independent Auditors

                         Columbus Life Insurance Company

                      Statutory-Basis Financial Statements

                     Years ended December 31, 1999 and 1998



                                    Contents

Report of Ernst & Young, LLP...................................................1
Report of PricewaterhouseCoopers, LLP..........................................2

Financial Statements

Balance Sheets - Statutory-Basis...............................................3
Statements of Income - Statutory-Basis.........................................4
Statements of Changes in Capital and Surplus - Statutory-Basis.................5
Statements of Cash Flows - Statutory-Basis ....................................6
Notes to Statutory-Basis Financial Statements..................................7

                         Report of Independent Auditors


Board of Directors
Columbus Life Insurance Company


We have audited the accompanying statutory-basis balance sheet of Columbus Life Insurance Company as of December 31, 1999, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 1999, or the results of its operations or its cash flows for the year then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department.


                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
April 18, 2000

                        Report of Independent Accountants

To the Board of Directors
Columbus Life Insurance Company

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Columbus Life Insurance Company (the "Company") as of December 31, 1998, and the related statutory statements of income and changes in surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are determined to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1998, or the results of its operations or its cash flows for each of the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2. We have not audited the financial statements of Columbus Life Insurance Company for any period subsequent to December 31, 1998.


                                                      PricewaterhouseCoopers LLP


March 5, 1999
Cincinnati, Ohio

                         Columbus Life Insurance Company

                        Balance Sheets - Statutory-Basis
                        as of December 31, 1999 and 1998


                                                                       1999                         1998
                                                              --------------------------------------------------
                                                                                 (in thousands)


ADMITTED ASSETS
Bonds                                                    $                 1,494,340    $             1,459,357
Preferred and common stocks                                                  311,100                    240,218
Mortgage loans                                                               151,098                    148,623
Policy loans                                                                  75,808                     77,236
Real estate                                                                    3,364                      1,992
Cash, cash equivalents and short-term investments                             55,574                     42,064
Other invested assets                                                         27,611                     11,194
                                                              -----------------------        -------------------
Total cash and invested assets                                             2,118,895                  1,980,684

Premiums deferred and uncollected                                              6,825                      7,343
Investment income due and accrued                                             25,204                     23,284
Other assets                                                                   4,825                      5,073
Separate account assets                                                          128                        -
                                                              -----------------------        -------------------
Total admitted assets                                    $                 2,155,877    $             2,016,384
                                                              =======================        ===================

LIABILITIES AND CAPITAL AND SURPLUS
Policy reserves                                          $                 1,623,288    $             1,574,309
Policy claims in process of settlement                                         5,043                      4,107
Dividends payable to policyholders                                            15,140                     14,578
Other liabilities                                                             84,182                     77,023
Interest maintenance reserve                                                  17,346                     21,705
Asset valuation reserve                                                       80,302                     61,165
Separate account liabilities                                                     128                        -
                                                              -----------------------        -------------------
Total liabilities                                                          1,825,429                  1,752,887

CAPITAL AND SURPLUS

Common stock, $1 par value, authorized 10,000
    shares, issued and outstanding 10,000 shares                              10,000                     10,000
Paid-in surplus                                                               41,600                     41,600
Unassigned surplus                                                           278,848                    211,897
                                                              -----------------------        -------------------
Total capital and surplus                                                    330,448                    263,497
                                                              -----------------------        -------------------
Total liabilities and capital and surplus                $                 2,155,877    $             2,016,384
                                                              =======================        ===================


See accompanying notes.

                         Columbus Life Insurance Company

                     Statements of Income - Statutory-Basis
                 for the years ended December 31, 1999 and 1998


                                                                                           1999              1998
                                                                                         --------------------------
                                                                                               (in thousands)
Revenue:
    Premiums                                                                             $170,517          $167,538
    Net investment income                                                                 146,741           138,724
    Considerations for supplementary contracts and dividend accumulations                   6,162             6,250
    Other                                                                                   5,421             5,624
                                                                                         --------          --------
                                                                                          328,841           318,136

Policy benefits and expenses:
    Death benefits                                                                         36,905            30,314
    Annuity benefits                                                                        7,790             8,165
    Disability and accident and health benefits                                             3,422             2,875
    Surrender benefits                                                                    108,048           121,444
    Other benefits                                                                          9,929            10,716
    Increase in policy reserve and other policyholders' funds                              49,297            36,588
    Net transfers to separate account                                                         127                --
    Commissions on premiums                                                                31,380            27,800
    General expenses                                                                       38,186            36,583
                                                                                         --------          --------
                                                                                          285,084           274,485
                                                                                         --------          --------

Gain from operations before dividends to policyholders,
    federal income tax expense and net realized capital gains                              43,757            43,651

Dividends to policyholders                                                                 15,324            14,610
                                                                                         --------          --------
Gain from operations before federal income tax expense
    and net realized capital gains                                                         28,433            29,041

Federal income taxes                                                                       10,945             6,238
                                                                                         --------          --------
Net gain from operations before net realized capital gains                                 17,488            22,803

Net realized capital gains, less federal income tax expense of $8,085 in 1999 and $5,345 in 1998 and transfers to (from) the Interest Maintenance
 Reserve of $(82) in 1999 and $8,237 in 1998                                               15,752            11,114
                                                                                         --------          --------
Net income                                                                               $ 33,240          $ 33,917
                                                                                         ========          ========

See accompanying notes.

                         Columbus Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory-Basis for the years ended December 31, 1999 and 1998


                                                         1999             1998
                                                      -------------------------
                                                           (in thousands)

Capital and surplus equity at beginning of year       $ 263,497       $ 226,949
    Net income                                           33,240          33,917
    Change in net unrealized gains                       53,563          10,630
    Decrease (increase) in nonadmitted assets              (727)          1,457
    Increase in asset valuation reserve                 (19,137)         (9,173)
    Other                                                    12            (283)
                                                      ---------       ---------
Capital and surplus at end of year                    $ 330,448       $ 263,497
                                                      =========       =========


See accompanying notes.

                         Columbus Life Insurance Company

                   Statements of Cash Flows - Statutory-Basis
                 for the years ended December 31, 1999 and 1998


                                                                                    1999                  1998
                                                                                 -------------------------------
                                                                                          (in thousands)
Operating Activities:
Premium and annuity considerations                                               $ 182,611             $ 179,372
Net investment income received                                                     139,311               132,144
Surrender and annuity benefits paid                                               (108,048)             (121,444)
Death and other benefits to policyholders                                          (57,710)              (52,606)
Commissions, other expenses and taxes paid                                         (67,617)              (59,937)
Net transfers to separate accounts                                                    (126)                   --
Dividends paid to policyholders                                                    (14,762)              (15,236)
Federal income taxes paid to parent                                                 (8,465)                1,761
Other, net                                                                           4,960                 3,420
                                                                                 ---------             ---------
Net cash provided by operations                                                     70,154                67,474

Investment activities:
Proceeds from investments sold, matured or repaid:
     Bonds                                                                         637,660               709,881
     Stocks                                                                        135,502               119,711
     Mortgage loans                                                                 24,969                24,695
     Other invested assets                                                           7,074                 4,683
                                                                                 ---------             ---------
Total investment proceeds                                                          805,205               858,970
Taxes paid on capital gains                                                          8,041                 9,781
                                                                                 ---------             ---------
Net proceeds from investments sold, matured or repaid                              797,164               849,189

Cost of investments acquired:
     Bonds                                                                        (672,730)             (754,891)
     Stocks                                                                       (135,311)             (140,492)
     Mortgage loans                                                                (28,881)              (13,127)
     Other invested assets                                                         (18,314)               (6,656)
                                                                                 ---------             ---------
Total investments acquired                                                        (855,236)             (915,166)

Net (increase) decrease in policy loans                                              1,428                (1,967)
                                                                                 ---------             ---------
Net cash used by investment activities                                             (56,644)              (67,944)


Net change in cash, cash equivalents and short-term investments                     13,510                  (470)
Cash, cash equivalents and short-term investments
     Beginning of year                                                              42,064                42,534
                                                                                 ---------             ---------
     End of year                                                                 $  55,574             $  42,064
                                                                                 =========             =========

See accompanying notes.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements

                           December 31, 1999 and 1998


1. ORGANIZATION AND NATURE OF BUSINESS

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a mutual life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 45 states and the District of Columbia. Approximately 54% of the gross premiums and annuity considerations for the Company were derived from Ohio, California, Michigan, Florida, Indiana and New Jersey.

2. SIGNIFICANT ACCOUNTING POLICIES

The Company is subject to regulation by the Department of Insurance of the State of Ohio (the Department) and other states in which the Company operates. The Company files financial statements with these departments using statutory accounting practices (SAP) prescribed or permitted by the Department and used in the preparation of the accompanying statutory-basis financial statements. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices differ from state-to-state, may differ from company-to-company within a state and may change in the future. These practices differ in some respects from generally accepted accounting principles (GAAP). The more significant differences are:

o Certain assets are excluded from the statements of admitted assets, liabilities and capital and surplus as "nonadmitted assets" (principally furniture and equipment) for statutory reporting purposes.

o Debt securities classified as available for sale are carried at amortized cost instead of fair value.

o Deferred federal income taxes are not provided for statutory reporting purposes.

o The accounts and operations of the Company's subsidiaries are not consolidated with accounts and operations of the Company as would be required by GAAP.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


2. SIGNIFICANT ACCOUNTING POLICIES (continued)

o The costs of acquiring new business, such as commissions, certain costs of policy underwriting and issuance and certain variable agency expenses, have not been deferred for statutory reporting purposes.

o For statutory reporting purposes, the Company defers the portion of realized capital gains and losses (using a formula prescribed by the NAIC) on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity. The deferral, net of federal income taxes, is reported in the accompanying Balance Sheets as the "Interest Maintenance Reserve".

o For statutory reporting purposes, the "Asset Valuation Reserve" is determined by a NAIC prescribed formula and is reported as a liability.

o For statutory reporting purposes, revenues for universal life policies and annuity contracts, consist of the entire premium received and benefits represents the death benefits paid and the change in policy reserves. For GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

At December 31, 1999 and 1998, the Company's GAAP equity was $556,657,000 and $496,585,000, respectively. GAAP net income was $53,705,000 and $34,708,000, for
1999 and 1998, respectively.

The Company received written approval from the Department to record guaranty fund assessments as billed and defer the amount on the balance sheet to the extent that they are recoverable through premium tax credits. When the tax credits are realized, the assessment is removed from the balance sheet as a credit to premium tax expense. The Company also received approval to record all taxes, including interest, assessments, settlements and corrections through the Summary of Operations, rather than as a direct charge to surplus. There is no prescribed accounting treatment for these transactions.

In March 1998, the NAIC finalized the Codification of Statutory Accounting Principles guidance ("Codification") which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The principal change expected to impact the Company is the recording of deferred taxes.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Department has adopted Codification, effective January 1, 2001. The Company has not estimated the potential impact of Codification to its statutory-basis financial statements.

Significant accounting practices are as follows:

REVENUES AND EXPENSES

Annuity and universal life premiums are recognized as revenue when received. Other life insurance premiums are recognized at the beginning of each policy year. Accident and health insurance premiums are recognized as revenue when due. Policy acquisition costs are expensed as incurred.

VALUATION OF INVESTMENTS

o Debt securities and stock values are as prescribed by the NAIC; debt securities at amortized cost or NAIC value, preferred stocks in good standing at cost and all other stocks at market.

o Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments. Prepayment assumptions are obtained from an external source and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

o The Company's subsidiaries are reported at the GAAP-basis of their net assets. Dividends from subsidiaries are included in net investment income. The remaining change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

o Mortgage loans not in default are carried at outstanding indebtedness less unamortized premium or discount. Mortgage loans in default are recorded at the lower of the related indebtedness or fair market value. Property acquired in satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


2. SIGNIFICANT ACCOUNTING POLICIES (continued)

o Real estate is carried at the lower of depreciated cost or fair market value. Depreciation is computed by the straight-line method over the estimated useful life of the asset.

o Policy loan values are carried at outstanding indebtedness not in excess of policy cash surrender value.

o Real estate joint ventures and partnerships are accounted for under the equity method. The equity in earnings for real estate joint ventures and general partnerships are recorded through net investment income. The equity in earnings for limited partnership interests is recorded to surplus.

o The asset valuation reserve serves to provide a reserve, recorded through unassigned surplus, against fluctuations in the market values of bonds, stocks, mortgage loans, real estate, and other invested assets. The interest maintenance reserve defers the recognition of realized capital gains and losses resulting from changes in interest rates on fixed income investments sold and amortizes the gains and losses into investment income over the remaining life of the investments sold. The net gain (loss) deferred as a result of recording the interest maintenance reserve was $(81,956) and $8,237,000, which is net of federal income tax expense (benefit) of $(44,130) and $4,436,000 in 1999 and 1998, respectively.

o Realized gains and losses from sales of securities are determined on the basis of specific identification and recognized on the trade date. Realized gains and losses, adjusted for the interest maintenance reserve, are included in the determination of net income. Adjustments to fair market value for permanent declines in value of mortgage loans, property acquired in satisfaction of debt and real estate are treated as realized losses and are included in net income. Adjustments for declines, which are not permanent, are treated as unrealized losses. Unrealized gains and losses on all investments are reported as adjustments to unassigned surplus.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


2. SIGNIFICANT ACCOUNTING POLICIES (continued)

POLICY RESERVES

Policy reserves for life insurance, annuity contracts and supplemental benefits are developed by using accepted actuarial methods and are computed principally on the Commissioner's Annuity Reserve Valuation Method. The following mortality tables and interest rates are used:


                                                                PERCENTAGE OF RESERVES
                                                           ----------------------------------
                                                                 1999             1998
                                                           ----------------------------------


Life insurance:
   1941 Commissioners Standard Ordinary, 2-1/2% - 3%              3.5%             3.7%
   1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%         22.8             23.6
   1980 Commissioners Standard Ordinary, 4% - 5%                 38.0             33.7
Annuities:
   Various, 2-1/2% - 7-1/2%                                      33.5             36.9
Supplemental benefits:
   Various, 2-1/2% - 7-1/2%                                       1.2              1.1
Other, 2% - 5-1/2%                                                1.0              1.0
                                                           ----------------------------------
                                                                100.0%           100.0%
                                                           ==================================


Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interests rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by the cost of the additional mortality indicated by the rating period.

As of December 31, 1999, reserves of $4,198,975 are recorded on inforce amounts of $303,750,152 for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


2. SIGNIFICANT ACCOUNTING POLICIES (continued)

mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.


The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.


POLICY AND CONTRACT CLAIMS

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 1999 and 1998. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.


SEPARATE ACCOUNT

The Company maintains a separate account, which holds assets related to the Company's variable universal life product. The assets of the separate account consist primarily of mutual funds, which are recorded at market value.

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or policyholders' surplus of the Company.

REINSURANCE

The Company reports related premiums and expenses gross in the Statements of Income for its reinsurance policies with unrelated entities. The net effect of premiums related to reinsurance contracts with related parties less experience refunds, benefits incurred and adjustments to reserves specified in the agreement and related expenses have been included in general expenses.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


2. SIGNIFICANT ACCOUNTING POLICIES (continued)

DIVIDENDS

Dividends to policyholders are determined annually by the Board of Directors. The dividends to policyholders were determined using factors based on approved dividend scales. Dividends to policyholders are reserved one year in advance through charges to operations.

CASH AND CASH EQUIVALENTS

The Company considers short-term investments with an original maturity of three months or less to be cash equivalents.

FEDERAL INCOME TAXES

Western and Southern files a consolidated tax return with its eligible subsidiaries, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written agreement. Under the agreement, the benefits from losses of subsidiaries are not retained by the subsidiary companies but are allocated among those companies in the consolidated group having taxable income.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting practices prescribed or permitted by insurance regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION

Previously reported amounts for 1998 have in some instances been reclassified to conform to the 1999 presentation.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


3. DEBT AND EQUITY SECURITIES

Fair values for debt securities are based on quoted market prices. The amortized cost and estimated fair values of debt securities at December 31, 1999 and 1998 are as follows:


                                                                  1999
                               ----------------------------------------------------------------------------
                                Amortized Cost      Unrealized Gain      Unrealized   Estimated Fair Value
                                                                           Losses
-----------------------------------------------------------------------------------------------------------
                                                              (in thousands)



U.S. Treasury securities and
   obligations of U.S.
   government corporations and
   agencies

                                 $      46,352      $        129         $      2,282   $      44,199

Debt securities issued by
   states of the U.S. and
   political subdivisions of
   the states                            5,924               234                    -           6,158


Corporate securities                 1,090,067            10,274               34,372       1,065,969
Mortgage-backed securities             351,747             1,228               10,594         342,381
Foreign government securities              250                 -                   15             235
                               ----------------------------------------------------------------------------
Total                            $1,494,340          $    11,865         $    47,263    $   1,458,942
                               ============================================================================


                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


3. DEBT AND EQUITY SECURITIES (continued)

                                                                  1998
                               --------------------------------------------------------------------------
                                  Amortized Cost          Unrealized      Unrealized       Estimated Fair
                                                             Gain           Losses              Value
                               --------------------------------------------------------------------------
                                                              (in thousands)


U.S. Treasury securities and
   obligations of U.S.
   government corporations and
   agencies                      $      64,996         $      1,273    $        565      $      65,704
Debt securities issued by
   states of the U.S. and
   political subdivisions of
   the states                            6,004                1,012               -              7,016
Corporate securities                 1,074,857               59,379           7,816          1,126,420
Mortgage-backed securities             313,250                8,836             260            321,826
Foreign government securities
                                           250                    -               7                243
                               --------------------------------------------------------------------------
Total                            $   1,459,357         $     70,500    $      8,648      $   1,521,209
                               ==========================================================================



The amortized cost and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


3. DEBT AND EQUITY SECURITIES (continued)

                                              Amortized Cost   Estimated Fair
                                                                    Value
                                             -----------------------------------
                                                       (in thousands)




Due in one year or less                        $      25,182    $      25,235
Due after one year through five years                549,514          544,889
Due after five years through ten years               414,803          400,209
Due after ten years                                  153,094          146,228
Mortgage-backed securities                           351,747          342,381

                                             -----------------------------------

Total                                         $    1,494,340   $    1,458,942

                                             ===================================


Proceeds from sales of investments in bonds during 1999 and 1998 were $637,660,294 and $709,881,000, respectively. Gross gains of $6,404,113 and
$13,801,000 and gross losses of $6,528,357 and $2,004,000 were realized on these sales in 1999 and 1998, respectively.

Unrealized gains and losses on investments in common stocks and on investments in subsidiaries are reported directly in equity and do not affect net income. The gross unrealized gains and gross unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:


                                                                  1999
                               ----------------------------------------------------------------------------
                                 Amortized Cost         Unrealized         Unrealized       Estimated Fair
                                                           Gain              Losses              Value
                               ----------------------------------------------------------------------------
                                                             (in thousands)




Preferred stocks                  $     24,765       $        271       $      1,379       $     23,657

                               ============================================================================


Common stock                      $    162,917       $     51,883       $     18,019       $    196,781
Subsidiaries                            37,698             64,308             12,452             89,554

                               ----------------------------------------------------------------------------

Total common stock                $    200,615       $    116,191       $     30,471       $    286,335

                               ============================================================================



                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


3. DEBT AND EQUITY SECURITIES (continued)


                                                                  1998
                               ----------------------------------------------------------------------------
                                 Amortized Cost    Unrealized Gain   Unrealized Losses    Estimated Fair
                                                                                              Value
                               ----------------------------------------------------------------------------


                                                              (in thousands)

Preferred stocks                  $     24,014       $        929       $        990       $     23,953
                               ============================================================================
Common stock                      $    138,817       $     41,775       $     10,629       $    169,963
Subsidiaries                            37,573             21,240             12,572             46,241
                               ----------------------------------------------------------------------------
Total common stock                $    176,390       $     63,015       $     23,201       $    216,204
                               ============================================================================


Proceeds from sales of investments in equity securities during 1999 and 1998 were $135,502,304 and $119,711,000, respectively. Gross gains of $37,926,375 and
$22,175,000 and gross losses of $11,814,570 and $6,390,000 were realized on these sales in 1999 and 1998, respectively.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following sets forth the fair values of the Company's financial instruments.

Fair values for debt, equity and short-term investment securities are based on quoted market prices. See footnote 3 for fair value disclosure.

The fair values of mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair market value of the related underlying collateral or carrying value of the loan. Carrying and fair values of mortgage loans were $151,098,000 and $149,689,000, and $148,623,000 and $158,136,000 at
December 31, 1999 and 1998, respectively.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The Company believes it is not practicable to estimate the fair value of policy loans. These assets, totaling $75,808,084 at December 31, 1999, are carried at their aggregate unpaid principal balances. Estimation of the fair value is not practicable as the loans have no stated maturity and are an integral part of the related insurance contracts.

The fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Carrying and fair values of investment-type contract reserves are $1,210,379,000 and $1,124,658,000, and $1,172,654,000 and $1,111,851,000 for 1999 and 1998,
respectively.

Certain reserves for investment-type insurance contracts do not include mortality or morbidity risk. Fair values for insurance reserves are not required to be disclosed. However the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company's overall management of interest rate risk.

5. CONCENTRATIONS OF CREDIT RISK

At December 31, 1999, the Company held unrated or less-than-investment grade corporate bonds of $103,079,671, with an aggregate fair value of $94,682,867. Those holdings amounted to 6.9% of the Company's investments in bonds and less than 4.8% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1999, 39.4% of such mortgages ($61,984,578) involved properties located in Florida and Ohio. Such investments consist of first mortgage liens on completed income-producing properties; the mortgage outstanding on any individual property does not exceed $5,981,250.

During 1999, the respective maximum and minimum lending rates for new commercial mortgage loans issued were 8.2% and 7.4%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 1999, the Company held no mortgages with interest overdue beyond one year. During 1999, the

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


5. CONCENTRATIONS OF CREDIT RISK (continued)

Company did not reduce interest rates on any outstanding mortgages. At December 31, 1999 the Company held no mortgage loans that require payments of principal or interest be made based upon cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required. At December 31, 1999, the Company's investments in mortgage loans were not subject to prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions which may prevent timely adjustment. The Company's management constantly monitors interest rates with respect to a spectrum of durations and sells annuities that permit flexible responses to interest rate changes as part of the Company's management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.


6. RELATED PARTY TRANSACTIONS

The Company is party to a service agreement with Western and Southern for the performance of certain legal services, investment advisory and data processing functions. The Company paid $8,627,000 and $8,537,000 in 1999 and 1998, respectively, for these services.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


6. RELATED PARTY TRANSACTIONS (continued)

The Company has entered into an agreement with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern which merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company's balance sheets for policies and contracts included under the Agreement are:


                                                 December 31
                                           1999               1998
                                    --------------------------------------
                                                (in thousands)

Life and annuity reserves              $    874,572       $    903,045
Accident and health reserves                 12,744             13,507


7. FEDERAL INCOME TAXES

Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of income.


                                                                         December 31
                                                                   1999               1998
                                                            --------------------------------------
                                                                         (in thousands)


Income tax computed at statutory rate                          $      9,952       $     10,164
Increase (decrease) in taxes resulting from:
   Adjustments to statutory reserves for tax purposes                 4,768              1,835
   Deferred acquisition costs recorded for tax purposes               1,490              1,495
   Amortization of IMR                                               (1,497)            (1,505)
   Bond discount accrual                                             (1,083)            (1,011)
   Dividend received deduction                                       (3,916)                 -
   Changes in prior period estimates                                      -             (7,815)
   Other                                                              1,231              3,075
                                                            --------------------------------------
Federal income taxes                                           $     10,945       $      6,238
                                                            ======================================


The Company made tax payments in the amount of $16,504,886 and $8,020,065 in 1999 and 1998, respectively

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements

8. DIVIDEND RESTRICTIONS

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure, without prior approval of the regulators, to the greater of ten percent of statutory surplus or the prior year statutory net gain from operations. As of December 31, 1999, the Company has proximately $33,240,000 available for payment of dividends to Western and Southern without further approval of the regulators. No dividends were paid to Western and Southern in 1999 and 1998.

9. CONTINGENCIES

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes its defenses are meritorious and that the eventual outcome will not have a material effect on the Company's financial position.

At December 31, 1999 the Company does not have any material lease agreements for office space or equipment.

10. REGULATORY RESTRICTIONS

The Company is required by statutory regulations to meet minimum risked-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 1999 and 1998, the Company exceeded the minimum risk-based capital standards.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


11. ANNUITY RESERVES

At December 31, 1999, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:



                                                                              AMOUNT         PERCENT
                                                                         ----------------- -------------
                                                                         (in thousands)


  Subject to discretionary withdrawal:
     At book value less current surrender charge of 5% or more            $   75,955           14.0%

  Subject to discretionary withdrawal (without
  adjustment) at book value with minimal or no
  charge or adjustment                                                        447,914          82.0%
  Not subject to discretionary withdrawal                                      22,084           4.0%
  Total annuity reserves and deposit fund liabilities
     before reinsurance                                                     $ 545,953           100%
                                                                         ================= =============


The annuity reserves and deposit fund liabilities are included in "Policy reserves" in the balance sheets.



12. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

                         Columbus Life Insurance Company

                  Notes to Statutory-Basis Financial Statements


12. REINSURANCE (continued)


The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                        1999           1998

                                                  ----------------------------
                                                           (in thousands)

  Premiums                                        $    13,509    $    12,324
  Benefits paid or provided                             3,311          3,675
  Policy and contract liabilities, at year end          3,348          3,559

At December 31, 1999 the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1999, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

In 1999 and 1998, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.


13.  SUBSEQUENT EVENT

On April 18, 2000, Western and Southern's Board of Directors adopted a plan of reorganization under Ohio's law. This plan of reorganization provides for the reorganization of Western and Southern as a stock life insurance company that is initially a wholly owned subsidiary, and at all times must be at least majority-controlled subsidiary, of a mutual insurance holding company in accordance with the requirements of Sections 3913.25 to 3913.38 of the Ohio Revised Code. To become effective, the plan of reorganization must be approved by policyholders, and thereafter by the Superintendent of Insurance of the State of Ohio.

                     UNAUDITED INTERIM FINANCIAL STATEMENTS
                               SEPARATE ACCOUNT 1

               Columbus Life Insurance Company Separate Account 1
                             Statement of Net Assets
                               September 30, 2000
                                   (unaudited)

Assets:
Investments at current market value:                                                                    Cost
       AIM Variable Insurance Funds, Inc.
              AIM V.I. Growth Fund                                    (    5,305 shares, cost      $ 179,440  )           $ 174,927
              AIM V.I. Government Securities Fund                     (      738 shares, cost          7,985  )               8,326
       The Alger American Fund
              Alger American Small Capitalization Portfolio           (    1,930 shares, cost         62,932  )              56,537
              Alger American Growth Portfolio                         (    3,044 shares, cost        184,422  )             168,681
       Deutsche Asset Management VIT Funds
              DeAM VIT Equity 500 Index                               (      330 shares, cost          5,052  )               4,929
       MFS Variable Insurance Trust
              MFS Emerging Growth Series                              (    3,331 shares, cost        121,273  )             118,759
              MFS Growth with Income Series                           (    3,552 shares, cost         75,836  )              76,649
       PIMCO Variable Insurance Trust
              PIMCO Long-Term U.S.Government Bond Portfolio           (    2,532 shares, cost         24,860  )              25,042
       Touchstone Variable Series Trust
              Touchstone Small Cap Value Fund                         (      571 shares, cost          6,916  )               6,833
              Touchstone Emerging Growth Fund                         (    1,265 shares, cost         28,984  )              32,570
              Touchstone International Equity Fund                    (    3,145 shares, cost         51,041  )              46,804
              Touchstone Income Opportunity Fund                      (       13 shares, cost            113  )                 104
              Touchstone High Yield Bond Fund                         (      637 shares, cost          5,509  )               5,600
              Touchstone Value Plus Fund                              (      776 shares, cost          8,577  )               8,493
              Touchstone Growth & Income Fund                         (      807 shares, cost          8,647  )               9,196
              Touchstone Enhanced 30 Fund                             (    5,102 shares, cost         51,306  )              52,599
              Touchstone Balanced Fund                                (      176 shares, cost          2,564  )               2,580
              Touchstone Bond Fund                                    (       10 shares, cost            100  )                 106
              Touchstone Standby Income Fund                          (      619 shares, cost          6,131  )               6,136


              Total invested assets                                                                                         804,871

Liabilities:
Accounts payable                                                                                                                608
                                                                                                                          ---------

              Total net assets                                                                                            $ 804,263
                                                                                                                          =========
Net Assets:
       Variable universal lifeinsurance contracts                                                                         $ 802,082
       Retained in the variable account by Columbus Life Insurance Company                                                    2,181
                                                                                                                          ---------
              Total net assets                                                                                            $ 804,263
                                                                                                                          =========

               Columbus Life Insurance Company Separate Account 1
                Statement of Operations and Changes in Net Assets
      For the period from January 1, 2000 to September 30, 2000 (unaudited)


                                                                                                               AIM V. I.
                                                                                                AIM V.I.      Government
                                                                                                 Growth       Securities
                                                                                 Total        Sub-Account     Sub-Account
                                                                             ============================================
Income:
     Dividends and capital gains                                                $22,466
     Miscellaneous income(loss)                                                   1,233            $209              $1

Expenses:
     Mortality and expense risk charge                                            2,826             614              34
                                                                             --------------------------------------------

     Net investment income (loss)                                                20,873            (405)            (33)

     Net change in unrealized appreciation (depreciation) on investments        (27,864)         (4,696)            344

     Realized gain (loss) on investments                                            (53)            296              11
                                                                             --------------------------------------------

Net realized and unrealized gain (loss) on investments                          (27,917)         (4,400)            355
                                                                             --------------------------------------------

Net increase (decrease) in net assets resulting from operations                  (7,044)         (4,805)            322
                                                                             --------------------------------------------

Contract owners activity:
     Payments received from contract owners                                     655,641         138,904           8,161

     Net transfers between subaccounts                                           67,962          39,203             (72)

     Cost of insurance and benefits provided by riders                          (33,585)         (7,013)           (172)

     Monthly expense charge                                                      (6,774)         (1,592)            (47)
                                                                             --------------------------------------------

Net increase (decrease) from contract activity                                  683,244         169,502           7,870
                                                                             --------------------------------------------

Net increase (decrease) in net assets                                           676,200         164,697           8,192
                                                                             --------------------------------------------

Net assets, at beginning of period                                              128,063          10,230             100
                                                                             --------------------------------------------

Net assets, at end of period                                                   $804,263        $174,927          $8,292
                                                                             ============================================

                                                                               Alger American                  Deutsche Asset
                                                                                   Small       Alger American  Management VIT
                                                                              Capitalization       Growth          Funds
                                                                                Sub-Account     Sub-Account     Sub-Account
                                                                             =================================================
Income:
     Dividends and capital gains                                                   $6,665         $11,158
     Miscellaneous income(loss)                                                      (146)            590              $0

Expenses:
     Mortality and expense risk charge                                                140             613               3
                                                                             -------------------------------------------------

     Net investment income (loss)                                                   6,379          11,135              (3)

     Net change in unrealized appreciation (depreciation) on investments           (6,439)        (16,003)           (123)

     Realized gain (loss) on investments                                           (1,058)             17               2
                                                                             -------------------------------------------------

Net realized and unrealized gain (loss) on investments                             (7,497)        (15,986)           (121)
                                                                             -------------------------------------------------

Net increase (decrease) in net assets resulting from operations                    (1,118)         (4,851)           (124)
                                                                             -------------------------------------------------

Contract owners activity:
     Payments received from contract owners                                        55,562         143,204           5,156

     Net transfers between subaccounts                                              3,654          10,746               0

     Cost of insurance and benefits provided by riders                             (1,497)         (7,645)            (80)

     Monthly expense charge                                                          (427)         (1,494)            (26)
                                                                             -------------------------------------------------

Net increase (decrease) from contract activity                                     57,292         144,811           5,050
                                                                             -------------------------------------------------

Net increase (decrease) in net assets                                              56,174         139,960           4,926
                                                                             -------------------------------------------------

Net assets, at beginning of period                                                    316          28,612               0
                                                                             -------------------------------------------------

Net assets, at end of period                                                      $56,490        $168,572          $4,926
                                                                             =================================================

                                                                                                                PIMCO Long-
                                                                                  MFS VIT      MFS VIT Growth    Term  U.S.
                                                                              Emerging Growth   with Income   Government Bond
                                                                                Sub-Account     Sub-Account     Sub-Account
                                                                             ===============================================
Income:
     Dividends and capital gains                                                   $2,988            $436            $495
     Miscellaneous income(loss)                                                       359             277               1

Expenses:
     Mortality and expense risk charge                                                416             235              76
                                                                             -----------------------------------------------

     Net investment income (loss)                                                   2,931             478             420

     Net change in unrealized appreciation (depreciation) on investments           (2,953)            748             185

     Realized gain (loss) on investments                                              196              43              17
                                                                             -----------------------------------------------

Net realized and unrealized gain (loss) on investments                             (2,757)            791             202
                                                                             -----------------------------------------------

Net increase (decrease) in net assets resulting from operations                       174           1,269             622
                                                                             -----------------------------------------------

Contract owners activity:
     Payments received from contract owners                                        90,577          73,325          24,850

     Net transfers between subaccounts                                             11,564           2,485            (317)

     Cost of insurance and benefits provided by riders                             (4,576)         (3,175)           (267)

     Monthly expense charge                                                          (926)           (470)            (29)
                                                                             -----------------------------------------------

Net increase (decrease) from contract activity                                     96,639          72,165          24,237
                                                                             -----------------------------------------------

Net increase (decrease) in net assets                                              96,813          73,434          24,859
                                                                             -----------------------------------------------

Net assets, at beginning of period                                                 21,936           3,181              99
                                                                             -----------------------------------------------

Net assets, at end of period                                                     $118,749         $76,615         $24,958
                                                                             ===============================================

               Columbus Life Insurance Company Separate Account 1
                Statement of Operations and Changes in Net Assets
           For the period from January 1, 2000 to September 30, 2000
                            (unaudited) (continued)

                                                                                                           Touchstone    Touchstone
                                                                          Touchstone Small  Touchstone   International     Income
                                                                             Cap Value    Emerging Growth    Equity      Opportunity
                                                                            Sub-Account     Sub-Account    Sub-Account   Sub-Account
                                                                          ==========================================================
Income:
     Dividends and capital gains
     Miscellaneous income(loss)                                                 ($24)          ($25)           $63             $0

Expenses:
     Mortality and expense risk charge                                            21             97            130              0
                                                                          ----------------------------------------------------------

     Net investment income (loss)                                                (45)          (122)           (67)             0

     Net change in unrealized appreciation (depreciation) on investments        (102)         3,575         (4,258)             1

     Realized gain (loss) on investments                                          43            453            (92)             0
                                                                          ----------------------------------------------------------

Net realized and unrealized gain (loss) on investments                           (59)         4,028         (4,350)             1
                                                                          ----------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                 (104)         3,906         (4,417)             1
                                                                          ----------------------------------------------------------

Contract owners activity:
     Payments received from contract owners                                    3,954         21,567         42,816              0

     Net transfers between subaccounts                                         2,983          7,656          9,720              0

     Cost of insurance and benefits provided by riders                          (273)          (625)        (1,500)             0

     Monthly expense charge                                                     (142)          (160)          (462)             0
                                                                          ----------------------------------------------------------

Net increase (decrease) from contract activity                                 6,522         28,438         50,574              0
                                                                          ----------------------------------------------------------

Net increase (decrease) in net assets                                          6,418         32,344         46,157              1
                                                                          ----------------------------------------------------------

Net assets, at beginning of period                                               394            129            622            103
                                                                          ----------------------------------------------------------

Net assets, at end of period                                                  $6,812        $32,473        $46,779           $104
                                                                          ==========================================================

                                                                                                        Touchstone
                                                                           Touchstone     Touchstone    Growth and     Touchstone
                                                                           High-Yield     Value Plus      Income       Enhanced 30
                                                                           Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                                                          ==========================================================
Income:
     Dividends and capital gains
     Miscellaneous income(loss)                                                 $7            ($4)            $1           ($85)

Expenses:
     Mortality and expense risk charge                                          12             31             30            262
                                                                          ----------------------------------------------------------

     Net investment income (loss)                                               (5)           (35)           (29)          (347)

     Net change in unrealized appreciation (depreciation) on investments       100            (89)           548          1,267

     Realized gain (loss) on investments                                        24             32              9             16
                                                                          ----------------------------------------------------------

Net realized and unrealized gain (loss) on investments                         124            (57)           557          1,283
                                                                          ----------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                119            (92)           528            936
                                                                          ----------------------------------------------------------

Contract owners activity:
     Payments received from contract owners                                  2,453          5,552          7,978         13,551

     Net transfers between subaccounts                                       3,000          3,082            491         39,334

     Cost of insurance and benefits provided by riders                         (76)          (143)          (268)        (2,247)

     Monthly expense charge                                                     (5)           (46)          (124)          (330)
                                                                          ----------------------------------------------------------

Net increase (decrease) from contract activity                               5,372          8,445          8,077         50,308
                                                                          ----------------------------------------------------------

Net increase (decrease) in net assets                                        5,491          8,353          8,605         51,244
                                                                          ----------------------------------------------------------

Net assets, at beginning of period                                              97            109            561          1,297
                                                                          ----------------------------------------------------------

Net assets, at end of period                                                $5,588         $8,462         $9,166        $52,541
                                                                          ==========================================================

                                                                                                         Touchstone
                                                                            Touchstone      Touchstone     Standby
                                                                             Balanced          Bond         Income
                                                                            Sub-Account     Sub-Account  Sub-Account
                                                                          ==========================================
Income:
     Dividends and capital gains                                                                             $724
     Miscellaneous income(loss)                                                   $7             $1             1

Expenses:
     Mortality and expense risk charge                                             5              1           106
                                                                          ------------------------------------------

     Net investment income (loss)                                                  2              0           619

     Net change in unrealized appreciation (depreciation) on investments          19              5             7

     Realized gain (loss) on investments                                           0              0           (62)
                                                                          ------------------------------------------

Net realized and unrealized gain (loss) on investments                            19              5           (55)
                                                                          ------------------------------------------

Net increase (decrease) in net assets resulting from operations                   21              5           564
                                                                          ------------------------------------------

Contract owners activity:
     Payments received from contract owners                                    2,568              0        15,463

     Net transfers between subaccounts                                            (8)             0       (65,559)

     Cost of insurance and benefits provided by riders                           (90)             0        (3,938)

     Monthly expense charge                                                      (23)             0          (471)
                                                                          ------------------------------------------

Net increase (decrease) from contract activity                                 2,447              0       (54,505)
                                                                          ------------------------------------------

Net increase (decrease) in net assets                                          2,468              5       (53,941)
                                                                          ------------------------------------------

Net assets, at beginning of period                                               107            100        60,070
                                                                          ------------------------------------------

Net assets, at end of period                                                  $2,575           $105        $6,129
                                                                          ==========================================

                     UNAUDITED INTERIM FINANCIAL STATEMENTS
                                  COLUMBUS LIFE

                         Columbus Life Insurance Company

                         Balance Sheet - Statutory-Basis
                            as of September 30, 2000
                                 (in thousands)


Admitted Assets

Bonds                                                       $ 1,476,287
Preferred and common stocks                                     260,878
Mortgage loans                                                  145,299
Policy loans                                                     73,915
Real estate                                                       3,306
Cash, cash equivalents and short-term investments                39,041
Other invested assets                                            62,411
                                                            -----------
Total cash and invested assets                                2,061,137

Premiums deferred and uncollected                                 6,562
Investment income due and accrued                                36,032
Other assets                                                    (12,112)
Separate account assets                                             883
                                                            -----------
Total admitted assets                                       $ 2,092,502
                                                            ===========

Liabilities and Capital and Surplus

Policy reserves                                             $ 1,617,715
Policy claims in process of settlement                            4,765
Dividends payable to policyholders                               15,182
Other liabilities                                                53,617
Interest maintenance reserve                                     12,888
Asset valuation reserve                                          38,219
Separate account liabilities                                        883
                                                            -----------
Total liabilities                                             1,743,269

Capital and Surplus

Common stock, $1 par value, authorized 10,000
    shares, issued and outstanding 10,000 shares                 10,000
Paid-in surplus                                                  41,600
Unassigned surplus                                              297,633
                                                            -----------
Total capital and surplus                                       349,233
                                                            -----------
Total liabilities and capital and surplus                   $ 2,092,502
                                                            ===========

                         Columbus Life Insurance Company

                      Statement of Income - Statutory-Basis
                    for the quarter ending September 30, 2000
                                 (in thousands)


Revenue:
    Premiums                                                                           $ 108,624
    Net investment income                                                                111,608
    Considerations for supplementary contracts and dividend accumulations                  5,130
    Other                                                                                  3,343
                                                                                       ---------
                                                                                         228,705

Policy benefits and expenses:
    Death benefits                                                                        32,097
    Annuity benefits                                                                       5,791
    Disability and accident and health benefits                                            1,632
    Surrender benefits                                                                   103,283
    Other benefits                                                                         8,233
    Increase in policy reserve and other policyholders' funds                             (5,838)
    Net transfers to separate account                                                        689
    Commissions on premiums                                                               12,146
    General expenses                                                                      21,765
                                                                                       ---------
                                                                                         179,798
                                                                                       ---------

Gain from operations before dividends to policyholders,
    federal income tax expense and net realized capital gains                             48,907

Dividends to policyholders                                                                11,354
                                                                                       ---------
Gain from operations before federal income tax expense
    and net realized capital gains                                                        37,553

Federal income taxes                                                                      13,411
                                                                                       ---------
Net gain from operations before net realized capital gains                                24,142


Net realized capital gains, less federal income tax expense of $4,958
 and transfers to the Interest Maintenance Reserve of $(2,351)                            10,618
                                                                                       ---------
Net income                                                                             $  34,760
                                                                                       =========

                                    GLOSSARY

Account Value                 The sum of the value of your interests in the
                              Sub-Accounts, the value of your interests in the Fixed Account and the value of your Loan Account.

Accumulation Unit             A unit of measure used to calculate a
                              Policyholder's share of a Sub-Account.

Accumulation Unit Value       The dollar value of an Accumulation Unit in a
                              Sub-Account.

Additional Life Rider         The portion of the Specified Amount provided by
Specified Amount              the purchase of the Additional Life Rider. If you
                              do not purchase the Additional Life Rider, the Additional Life Rider Specified Amount will equal
                              $0.

Attained Age                  The Attained Age of the Insured is the age of the
                              Insured on the last Policy Anniversary or the anniversary of an added Coverage Layer.

Base Specified Amount         The portion of the Specified Amount provided by
                              the purchase of the basic Policy. If you do not purchase the Additional Life Rider, the Base
                              Specified Amount and the Specified Amount are the same.

Beneficiary                   The person or persons you have named to receive
                              the Death Proceeds when the Insured dies.

Cash Surrender Value          The Account Value minus any surrender charge.

Columbus Life, we, us and     Columbus Life Insurance Company.
our

Contingent Beneficiary        The person or persons you have named to receive
                              the Death Proceeds when no Beneficiaries remain alive and the Insured dies.

Coverage Layer                A Coverage Layer consists of all insurance
                              coverage provided under your Policy or provided by riders to your Policy that becomes effective on a single Monthly Anniversary Day. The first Coverage
                              Layer includes insurance coverage effective on the Policy Date. An increase in Specified Amount or the addition of other riders to your Policy will create another Coverage Layer.

Coverage Year                 A year that starts on the Monthly Anniversary Day
                              on which a Coverage Layer begins. The Coverage
                              Year for the first Coverage Layer is the same as the Policy Year.

Death Benefit                 The amount of the death benefit option selected
                              plus the amount of additional insurance provided by the Additional Life Rider.

Death Proceeds                The amount we pay to the Beneficiary under the
                              Policy when the Insured dies. The amount of the Death Proceeds equals Death Benefit plus any insurance on the Insured's life that was provided by riders, other than the Additional Life Rider, to your Policy.

Fixed Account                 An investment option that provided a fixed rate
                              of interest.

Fund A Fund is a series of a registered management investment company. Each Sub-Account invests in a Fund that has the same investment objective as the Sub-Account.

Indebtedness                  The sum of your Policy loans plus accrued and
                              unpaid interest on the loans.

Insured The person whose life we provide insurance coverage under your Policy.

Loan Account                  The portion of your Account Value that is
                              collateral for your loans.

Minimum Issue Limit           The minimum amount of insurance you must purchase
                              with the basic Policy. No change to the Policy can be made that would reduce your Base Specified
                              Amount below the Minimum Issue Limit.

Monthly Anniversary Day       The date each month on which we deduct the Monthly
                              Deduction and Monthly Expense Charge. This is generally the same date each month as the Policy
                              Date, so long as that date is a day on which processing occurs.

Monthly Deduction             The Monthly Deduction includes the amount deducted
                              for the cost of insurance charge plus the cost of any additional benefits provided under your Policy by rider.

Monthly Expense Charge        The Monthly Expense Charge consists of the per
                              policy charge, the per $1,000 charge and the mortality and expense risk charge.

Net Cash Surrender Value      Your Account Value minus any surrender charge and
                              any Indebtedness.

Net Premiums                  The amount of premium payment you paid less the
                              premium expense charge and the state tax charge.

Payee The person who actually receives the payment of proceeds from us under on of the Income Plans. Depending on the circumstances, the Payee might mean you, the Beneficiary, the Contingent Beneficiary, your estate or another designated person.

Policy The Pinnacle Variable Universal Life Insurance Policy issued by Columbus Life, including the application and any amendments, any supplemental application, riders or endorsements.

Policy Anniversary            The same date each year as the Policy Date.

Policy Date                   The date from which the Policy months, years and
                              anniversaries are measured.

Policy Schedule               The schedule that begins on page 3 of your Policy.
                              It contains specific information about your Policy such as the Specified Amount, your planned premium, the death benefit option you selected, required payment for guaranteed continuation of your Policy and the maximum amount of various charges.

Policy Year                   A year that starts on your Policy Date or your
                              Policy Anniversary.

Separate Account 1            A separate account of Columbus Life that supports
                              your Policy.

Specified Amount              The amount of insurance coverage provided by your
                              Policy. The Specified Amount is divided between the Base Specified Amount and the Additional Life
                              Rider Specified Amount.

Sub-Accounts                  A division of Separate Account 1. Each Sub-Account
                              invests in a Fund, which has the same investment objective as the Sub-Account.

Target Premium                A level of premium payments allocated to a
                              Coverage Layer in a Coverage Year that determines the rate of the premium expense charge deducted from premium payments allocated to a Coverage
                              Layer.